Exhibit T3B

ACTUACION NOTARIAL

N 009370971

FOLIO: 958. PRIMERA COPIA. RAGHSA S.A..- REFORMA DE LOS ARTS.1°,7° Y 19° DE SUS ESTATUTOS SOCIALES y TEXTO ORDENADO de los mismos.-AUMENTO DE CAPITAL DE $ 113.371.827 a $ 116. 371.827.-EMISION DE ACCIONES CON PRIMA.- ESCRITURA NUMERO: DOSCIENTOS SETENTA Y SEIS.- En la ciudad de Buenos Aires, Capital de la República Argentina, a los trece días del mes de Mayo del año dos mil ocho, ante mi, Escribano Público autorizante, COMPARECE el Señor **Moises KHAFIF**, argentino, casado, domiciliado legalmente en la Avenida Corrientes 447, Piso 5, de ésta Ciudad, persona hábil, mayor de edad y de mi conocimiento, doy fé, así como de que concurre al presente otorgamiento en su carácter de **PRESIDENTE del DIRECTORIO**, de la Sociedad que gira en ésta plaza bajo la denominación de **"RAGHSA SOCIEDAD ANONIMA"** antes "RAGHSA CONSTRUCCIONES S. A", lo que así acredita en virtud de los siguientes elementos: a) Con la escritura de constitución bajo la denominación de Red Argentina de Grandes Hoteles Sociedad Anónima, de fecha 2 de junio de 1969, pasada al folio 2118, protocolo correspondiente a dicho año, del Registro Notarial número 262, de ésta Ciudad, cuyo primer testimonio se inscribió en el Juzgado Nacional de Primera Instancia en lo Comercial de Registro con fecha 23 de junio de 1969, bajo el número 2335, al folio 318, del Libro 68, Tomo "A" de Estatutos de Sociedades Anónimas Nacionales, el que en fotocopia debidamente certificada se encuentra agregado al folio 1651, protocolo correspondiente al año 1980, de éste mismo Registro Notarial; b) Con la escritura de Aumento de Capital y Adecuación de los Estatutos Sociales al Régimen de la Ley 19.550, de Sociedades Comerciales, otorgada con fecha 4 de Agosto de 1980, al folio 1651

N 009370971

protocolo de dicho año, de éste mismo Registro Notarial, cuyo Primer Testimonio se inscribió en la Inspección General de Justicia, Registro Público de Comercio, con fecha 8 de julio de 1983, bajo el número 4346, del Libro 98, Tomo "A" de Estatutos de Sociedades Anónimas Nacionales; c) Con la escritura de Aumento de su Capital Social y Reforma de su Estatuto por modificación de su artículo cuarto, otorgada con fecha 11 de julio de 1984, pasada al folio 1302, protocolo correspondiente a dicho año, de éste mismo Registro Notarial, la que en su Primer Testimonio se inscribió en la Inspección General de Justicia con fecha 15 de noviembre de 1984, bajo el número 7956 del Libro 100, Tomo "A" de Sociedades Anónimas; d) Con la escritura de Aumento de Capital Social y Reforma de sus Estatutos por modificación de su Artículo cuarto, la que fuera efectuada por escritura de fecha 24 de febrero de 1986, pasada al folio 206, protocolo correspondiente a dicho año de éste mismo Registro Notarial y que fuera inscripta en el Registro Público de Comercio con fecha 29 de octubre del mismo año, bajo el número 7124, Libro 102, Tomo "A" de Sociedades Anónimas, e) Con la escritura de reforma de sus Estatutos Sociales por modificación de sus artículos primero y décimo primero, de fecha 14 de Septiembre de 1987, pasada al folio 1891, protocolo de dicho año de éste mismo Registro y que fuera inscripta por Cambio de Jurisdicción ante la Inspección General de Justicia de la Provincia de Buenos Aires el 22 de Agosto de 1989, en la Matrícula 26535, Legajo 1/45394, f) Con la escritura de reforma de su estatuto social por modificación de su artículo primero, por cambio de jurisdicción y fijación de nueva sede social, de fecha 13 de noviembre de 1989, pasada al folio 1539, protocolo correspondiente a dicho año de éste mismo Registro Nota-

ACTUACION NOTARIAL

N 009370972

rial e inscripta por ante el Registro Público de Comercio el 2 de enero de 1990, bajo el número 20 del libro 107, Tomo "A" de Sociedades Anónimas; g) Con la escritura de reforma de su Estatuto Social por modificación de su Artículo Décimo Quinto, de fecha 9 de agosto de 1990, pasada al folio 118, protocolo correspondiente a dicho año, del Registro Notarial número 1247, de la Capital Federal e inscripta por ante la Inspección General de Justicia el 7 de septiembre de 1990, bajo el número 6347, del Libro 108, Tomo "A" de Sociedades Anónimas, que en su original tengo a la vista para éste acto y en fotocopia debidamente certificada obra agregada al folio 925 protocolo correspondiente al año 1990 de éste mismo Registro Notarial; h) Con el instrumento privado de Fusión por Absorción de la sociedad "Glomo S.A." y Aumento de Capital a la suma de $ 281.720, efectuado por Acta de Asamblea Extraordinaria del 31 de mayo de 1990, y que fuera inscripta por ante el Registro Público de Comercio el 16 de enero de 1991, bajo el número 248, Tomo "A" de Sociedades Anónimas; i) Con la Escritura de Aumento de su capital social a la suma de $1.215. 000 y reforma de su estatuto social por modificación de su artículo Cuarto, pasada el 29 de Junio de 1992, al folio 1784, protocolo corriente de este mismo Registro Notarial e inscripta por ante la Inspección General de Justicia el 20 de octubre del citado año, bajo el número 10037, del libro 112, tomo "A" de S.A. ; j) con la escritura de reforma de su estatuto social por modificación de su artículo Primero en la cual se cambió su denominación social por la de Raghsa Construcciones S. A., pasada con fecha 12 de diciembre de 1992 al folio 3390, protocolo correspondiente a dicho año de éste mismo Registro Notarial e inscripta por ante el Registro Público de Comercio el el 18 del mismo mes y año, bajo el

N 009370972

número 12.473 del libro 112, Tomo "A" de Sociedades Anónimas; k) Con la escritura de reforma de su estatuto social por modificación de su artículo décimo primero, pasada con fecha 8 de junio 1993, al folio 1566, protocolo correspondiente a dicho año de este mismo Registro Notarial e Inscripta por ante la Inspección General de Justicia el 23 de junio de 1993, bajo el número 5473, del libro 113, Tomo "A" de Sociedades Anónimas; l) Con la escritura de Fusión por Absorción, de Riaglo S.A., Glomo Construcciones S. A., Burcity S.A. y Glomo Inmobiliaria S.A., celebrada con fecha 29 de Noviembre de 1994, pasada al folio 6223, protocolo correspondiente a dicho año, de éste mismo Registro Notarial, inscripta en su testimonio, por ante la citada Inspección General de Justicia, con fecha 13 de Enero de 1995, bajo el número 464, del Libro 116, Tomo "A", de Sociedades Anónimas; m) con la escritura de Aumento de su Capital Social de la suma de $ 1.500.000., a la de $ 36.000.000., y Reforma integral de su estatuto Social, de fecha 1 de julio de 1996, pasada al folio 3383, protocolo correspondiente a dicho año de éste mismo Registro Notarial e inscripta por ante la Inspección General de Justicia el 4 de octubre del mismo año bajo el número 9634, del libro 119, tomo "A" de Sociedades Anónimas; n) con la escritura de reforma de su estatuto social por modificación de su artículo 36, de fecha 19 de diciembre de 1996, pasada al folio 7991, protocolo correspondiente a dicho año de éste mismo Registro Notarial, la que en su primer testimonio se inscribió por ante el Registro Público de Comercio el 8 de enero de 1997, bajo el número 278, del libro 120, Tomo "A" de Sociedades Anónimas; o) Con la escritura de reforma de su estatuto social por modificación de su artículo Primero, en la cual se cambió su denominación por la actual de "RAGHSA SO-

ACTUACION NOTARIAL

N 009370973

CIEDAD ANONIMA" de fecha 10 de noviembre de 1998, pasada al folio 9667, protocolo correspondiente a dicho año de éste mismo Registro Notarial e inscripta por ante la Inspección General de Justicia el 4 de febrero de 1999, bajo el número 1721, del libro 4 de Sociedades por acciones; p) Con la escritura de aumento de su capital de $ 40.000.000 a $ 43.500.000, reforma del artículo 5º y ordenamiento de sus estatutos, celebrada con fecha 1º de junio de 1999, que paso al folio 2315, protocolo de dicho año, de este mismo Registro Notarial, la que en su testimonio se inscribió con fecha 22 de septiembre de 1999, por ante la Inspección General de Justicia, bajo el Nº 13916, del Libro 7, de Sociedades Anónimas; q) Con la escritura de aumento de su capital dentro del quíntuplo, de $ 43.500.000 a $ 50.000.000, celebrada con fecha 16 de enero de 2001, que paso al folio 382, protocolo del indicado año de este mismo Registro Notarial y se inscribio por ante la Inspección General de Justicia con fecha 8 de marzo de 2001, bajo el Nº 3113, del Libro 14, Tomo de Sociedades por Acciones; r) Con la escritura de aumento de su capital social dentro del quíntuplo, de $ 50.000.000 a $ 50.024.000, celebrada con fecha 3 de septiembre del año 2003, que paso al folio 2038, protocolo de dicho año de este Registro Notarial, que a la fecha se encuentra pendiente de inscripción por ante la Inspección General de Justicia; s) Con la escritura de aumento de su capital dentro del quíntuplo, de $ 50.024.000 a $ 113.371.627, celebrada con fecha 16 de julio de 2007, que paso al folio 2647, protocolo corriente de este mismo Registro Notarial, la que se inscribió por ante la Inspección General de Justicia con fecha 17 de Agosto de 2007, bajo el Nº 13646, del Libro 36 de Sociedades por Acciones y t) Con la escritura de reforma de sus estatutos e inscripción

N 009370973

de autoridades celebrada el 28 de agosto de 2007, que paso al folio 3407, protocolo corriente del presente Registro Notarial, la que a la fecha se encuentra en trámite de inscripción.- **COMPLEMENTA LA PERSONERIA** del compareciente la siguiente documentación: a) El acta de la Asamblea General Ordinaria y Extraordinaria Nº 79, celebrada el 26 de julio de 2007, en la cual se elige a los integrantes del actual Directorio de la sociedad; b) El acta de Directorio, celebrada en la preindicada fecha, en la cual se designa al compareciente en el cargo por el invocado y c) El acta de la Asamblea Extraordinaria de Accionistas Nº 80, celebrada el 30 de abril de 2008, que autoriza el presente otorgamiento .- Tengo a la vista para este acto las relacionadas actas en sus libros originales, rubricados por ante la Inspección General de Justicia, el de Asambleas Nº 2, con fecha 15 de agosto de 1995, bajo el número B 27072 y el de Directorio Nº 3, con fecha 10 de septiembre de 1998, bajo el Nº 78759-98, las que obran transcriptas al folio 3407, protocolo del año próximo pasada de este mismo Registro Notarial, por lo que procedo transcribir la que autoriza el presente otorgamiento, conjuntamente con el correspondiente Deposito de Acciones y Registro de Asistencia a las Asamblea, que tengo a la vista en su libro original Nº 2, rubricado por ante la Inspección General de Justicia con fecha 8 de marzo de 1994, bajo el Nº B 5710, como sigue: **ACTA DE ASAMBLEA EXTRAORDINARIA DE ACCIONISTAS Nº 80**: En la ciudad de Buenos Aires a los 30 días del mes de abril de 2008, siendo las 11.00 horas, se reúnen en su sede social de la Avenida Corrientes 447, Piso 5º, los Accionistas de RAGHSA Sociedad Anónima, cuya nómina consta en el Libro Registro de Asistencia a Asambleas Generales Nº 2, Folio 36 y que representan el 100% del Capi-

ACTUACIÓN NOTARIAL
N 009370975

realizar algún cambio a la manera en que deben ser cursadas las citaciones a los Directores para las Reuniones de Directorio (y de allí que ello haya sido incluido en el Orden del Día), finalmente se decidió no realizar modificaciones, con lo cual el texto actual del Artículo Décimo Segundo (B) del Estatuto permanece sin cambios. <u>**Artículo Décimo Noveno (A)**</u>. ***Texto Actual***: Toda Asamblea debe ser convocada por el Directorio, o en su caso por la Comisión Fiscalizadora, en los casos previstos por la ley o a pedido de accionistas que representen un cinco (5%) por ciento del capital social. Las Asambleas solicitadas por los accionistas deben ser convocadas dentro de los treinta (30) días de solicitadas. ***Nuevo Texto***: "Toda Asamblea debe ser convocada por el Directorio, o en su caso por la Comisión Fiscalizadora, en los casos previstos por la ley o a pedido de accionistas que representen un cinco (5%) por ciento del capital social. Las Asambleas deben ser convocadas dentro de los plazos exigidos por las normas vigentes." Esta modificación cumple con lo solicitado por la Comisión Nacional de Valores, con el objeto de adaptar los plazos de antelación necesarios para las convocatorias a asambleas de accionistas ya sea a la ley de sociedades (si la compañía no está en la oferta pública de acciones) o del Decreto 677/01 (cuando se produzca dicho ingreso). Asimismo, propone que, teniendo en cuenta tales modificaciones, se apruebe como nuevo Texto Ordenado el siguiente: "<u>**ESTATUTOS SOCIALES DE RAGHSA SOCIEDAD ANONIMA**</u>. **ARTÍCULO PRIMERO: DENOMINACIÓN**. La sociedad se denomina "RAGHSA SOCIEDAD ANONIMA". **ARTÍCULO SEGUNDO: DURACIÓN:** El término de duración de la sociedad vence el 28 de Febrero de 2100-. **ARTICULO TERCERO: DOMICILIO**: El domicilio legal de la Sociedad se fi-

N 009370975

ja en la Ciudad de Buenos Aires, República Argentina, sin perjuicio de lo cual podrá establecer sucursales, agencias o cualquier especie de representación dentro o fuera del país. **ARTÍCULO CUARTO: OBJETO:** La Sociedad tendrá por objeto dedicarse, por sí, por intermedio de terceros, o asociada a terceros, a las siguientes actividades en el país o en el exterior: I) Operaciones Inmobiliarias: mediante la compra, venta, permuta, adquisición desarrollo y/o transferencia por cualquier título, de inmuebles aptos para cualquier destino, sean urbanos o rurales, sitos en la República Argentina o en el exterior, y/o mediante la constitución, adquisición y/o transferencia de sociedades que sean titulares de tales inmuebles, pudiendo realizar desarrollos, subdivisiones, urbanizaciones, parcelamientos, y/o comercialización de Inmuebles, todo ello bajo cualquier modalidad jurídica nominada o innominada, incluyendo la compraventa, locación, arrendamiento, leasing, fideicomiso, concesión, contrato de hospedaje, contrato de garaje, cesión, contratos por los cuales se constituyan y/o transmitan derechos reales y/o derechos personales o creditorios, etc., de todo género sobre inmuebles, propios y/o de terceros, sean urbanos o rurales, sitos en la República Argentina o en el exterior; con las finalidades y/o destinos que, con sujeción a la normativa vigente, se estimare en cada caso más conveniente, tales como, a título meramente enunciativo, viviendas, oficinas comerciales y/o profesionales, locales comerciales y/o centros de comercialización a cualquier escala, explotación de establecimientos hoteleros, apart-hoteles, hosterías, tiempos compartidos, shopping centers, "malls", galerías comerciales, garajes, cocheras, playas de estacionamiento, loteos, countries, barrios cerrados, cementerios privados, centros deportivos, recreativos, turísticos y/o de

ACTUACION NOTARIAL

N 009370974

tal Social con derecho a voto, tres por sí y tres representados, bajo la presidencia del Presidente del Directorio de la Sociedad, Señor Moisés Khafif. Se encuentra presente en representación de los miembros de la Comisión Fiscalizadora, la Dra. Haydee E. Laksman, y el Dr. Gustavo Podestá en representación de la Bolsa de Comercio de Buenos Aires. El Señor Presidente declara abierto el acto para tratar el siguiente Orden del Día: "1º) Designación de dos accionistas para firmar el Acta. 2º) Ratificación de la designación de los auditores externos de la Sociedad. 3º) Modificación de los Artículos Primero, Séptimo, Décimo Segundo y Décimo Noveno de los Estatutos Sociales de la Sociedad. 4º) Consideración de la capitalización de aportes irrevocables efectuados a la Sociedad. 5º) Consideración de la capitalización de la prima de emisión correspondiente a los aportes irrevocables capitalizados a la fecha de la asamblea". Se pasa a tratar el primer punto del Orden del Día: **"1º) Designación de dos accionistas para firmar el Acta."** Toma la palabra el Sr. Moisés Khafif quien propone se designe a la Sra. Gloria Btesh de Khafif y a él mismo para que suscriban el Acta. Se aprueba por unanimidad la moción. Se pasa a tratar el segundo punto del Orden del Día: **"2º) Ratificación de la designación de los auditores externos de la Sociedad."** El Señor Presidente propone ratificar la designación de los Dres. Alejandro de Navarrete, como socio titular, y Mario Alberto Bittar, como socio suplente, ambos socios del estudio Pistrelli, Henry Martin y Asociados, como auditores de la sociedad respecto al ejercicio No. 40 que se inició el 1 de marzo de 2007 y finalizó el 29 de febrero de 2008. La moción es aceptada por unanimidad. Se pasa a tratar el tercer punto del Orden del Día: " **3º) Modificación de los Artículos Primero, Séptimo,**

N 009370974

Décimo Segundo y Décimo Noveno de los Estatutos Sociales de la Sociedad". Toma la palabra el Sr. Presidente, quien manifiesta que es necesario realizar ciertos ajustes al texto actual del estatuto social, a fin de adaptarlo a la práctica actual y en previsión de una posible apertura del capital a la oferta pública en el futuro. Las modificaciones estatutarias propuestas son las siguientes: **Artículo Primero.** ***Texto Actual***: La sociedad se denomina RAGHSA SOCIEDAD ANONIMA".Sociedad no adherida al Régimen Estatutario Optativo de Oferta Pública de Adquisición Obligatoria". ***Nuevo Texto***: "La sociedad se denomina "RAGHSA SOCIEDAD ANONIMA"." El cambio estatutario se orienta a que, una vez que la Sociedad realice la oferta pública de acciones, la misma quede sujeta al Régimen Estatutario Optativo de Oferta Pública de Adquisición Obligatoria, en una nueva y contundente muestra de la importancia que la Sociedad brinda a la adopción de las mejores prácticas de gobierno corporativo y a la protección de los intereses de sus inversores. **Artículo Séptimo A)**. ***Texto Actual***: Las acciones de la Sociedad son ordinarias, escriturales, de valor nominal Pesos Uno ($ 1.-) cada una y con derecho a un (1) voto por acción. ***Nuevo Texto***: "Las acciones de la Sociedad son ordinarias, nominativas no endosables, de valor nominal Pesos Uno ($ 1.-) cada una y con derecho a un (1) voto por acción. En caso que la Sociedad realice Oferta Pública de Acciones, las acciones de la Sociedad serán escriturales." Mientras la sociedad no ingrese al régimen de oferta pública de acciones, la misma continuará con su régimen actual de acciones nominativas no endosables, adoptando finalmente el sistema escritural cuando el ingreso se materialice. **Artículo Décimo Segundo (B) (Reuniones de Directorio)**. Si bien se contempló

ACTUACIÓN NOTARIAL

N 009370976

esparcimientos, etc.; II) Construcciones: construir, reciclar, remodelar, reparar, ejecutar, desarrollar, etc. bienes inmuebles, propios y/o ajenos, públicos o privados, cualquiera fuere su destino, en su caso, y de corresponder conforme la normativa que resulte aplicable; construir, ejecutar, llevar a cabo, explotar y/o administrar obras públicas, servicios públicos y/o bienes públicos, sea a título de concesionaria, licenciataria o bajo cualquier otra figura o modalidad jurídica, cualesquiera fuere el destino de aquéllos, participar en concesiones y/o licencias de obras y/o servicios y/o bienes y/o bienes públicos y adquirir participación en sociedades inversoras que tengan intereses en sociedades licenciatarias o concesionarias; III) Administraciones: administrar todo tipo de bienes inmuebles o muebles, fondos, carteras crediticias, mobiliarias o inmobiliarias, activos de cualquier naturaleza, sean bienes propios y/o ajenos, administrar consorcios de copropietarios, espacios guardacoches, garajes, cocheras y playas de estacionamiento, desempeñar mandatos y/o gestiones de administración, aceptar cargos de fiduciaria, etc.; IV) Financiación de emprendimientos, proyectos, obras u operaciones inmobiliarias: otorgar créditos para la financiación de emprendimientos, proyectos, obras o desarrollos inmobiliarios de terceros, públicos o privados, o para la adquisición de inmuebles nuevos o usados, cualquiera fuere el destino previsto para tales inmuebles, efectuar aportes de capital o tecnología o conocimiento de negocios a los mismos fines antes indicados, en su caso con las garantías reales y/o personales que correspondan; todo ello con sujeción a las normas y reglamentaciones que resultaren aplicables y en la medida que no se trate de operaciones reservadas a las entidades comprendidas en la Ley de Entidades Financieras de la República Argentina. V)

N 009370976

Representaciones: aceptar y ejercer representaciones, mandatos, comisiones, agencias, consignaciones y/o gestiones de negocios; VI) Operaciones Mobiliarias de toda clase: mediante la compra, venta, permuta, locación o cualquier otro tipo de operaciones autorizadas sobre acciones, obligaciones negociables, bonos representativos de la deuda pública o privada, certificados de participación o cuotapartes representativos de cualquier género de activos, cualquier clase de títulos públicos o privados, nacionales o extranjeros, muebles y semovientes de todo tipo, derechos intelectuales, patentes, marcas, derechos industriales, diseños, energía y, en general, cualquier otra clase de cosas muebles y/o derechos y la explotación y aprovechamiento de tales cosas muebles y/o derechos. Para el mejor cumplimiento de su objeto social la Sociedad tendrá plena capacidad jurídica para adquirir derechos, contraer obligaciones y realizar toda clase de actos jurídicos que hagan a su objeto y que no sean expresamente prohibidos por las leyes o por estos Estatutos. **ARTÍCULO QUINTO: EJERCICIO SOCIAL:** El ejercicio social comienza el 1° de marzo de cada año y concluye el 28 de febrero del año siguiente. **ARTÍCULO SEXTO: CAPITAL**: La evolución del capital social figurará en los balances de la Sociedad donde se indicará el monto autorizado, clase y categoría de las acciones, su valor nominal y cantidad de votos por acción. **ARTÍCULO SÉPTIMO: ACCIONES:** A) Las acciones de la Sociedad son ordinarias, nominativas no endosables, de valor nominal Pesos Uno ($ 1.-) cada una y con derecho a un (1) voto por acción. En caso que la Sociedad realice Oferta Pública de Acciones, las acciones de la Sociedad serán escriturales. B) La Sociedad puede emitir acciones preferidas con o sin derecho a voto, las cuales serán escriturales. Las acciones

ACTUACIÓN NOTARIAL
LEY 404
N 009370977

preferidas tendrán derecho a un dividendo de pago preferente de carácter acumulativo o no, conforme con las condiciones de su emisión. Puede también fijárseles una participación adicional en las utilidades líquidas y realizadas. **ARTÍCULO OCTAVO: EMISIÓN DE ACCIONES**: A) El Capital puede ser aumentado por decisión de la asamblea general ordinaria. B) Cada emisión de acciones según corresponda debe ser instrumentada conforme las normas de la Comisión Nacional de Valores, las Bolsas en las cuales cotice sus acciones la Sociedad, o la Inspección General de Justicia, así como otras normativas extranjeras según resulte aplicable. Toda resolución de aumento de capital debe ser elevada a escritura pública, salvo que la Asamblea en cada oportunidad decidiera lo contrario, e inscripta en el Registro Público de Comercio. C) La Asamblea que decida la emisión debe fijar las características de las acciones a emitirse, pudiendo delegar en el Directorio la época de la emisión, forma y condiciones de pago, pudiendo efectuar asimismo toda otra delegación admitida por las leyes o reglamentaciones vigentes en cada oportunidad. D) Los Titulares de acciones ordinarias tienen derecho de preferencia para suscribir nuevas acciones en la forma proporcional a sus respectivas tenencias, a cuyo efecto deberán hacer uso de ese derecho en forma y dentro del plazo que fije la Asamblea y las reglamentaciones vigentes en cada oportunidad. Asimismo, los titulares de acciones que ejerzan su derecho de preferencia gozarán del derecho de acrecer en caso de que vencido el plazo para el ejercicio de aquel derecho exista un remanente sin suscribir, el derecho de acrecer debe ejercerse en forma simultánea al de preferencia. E) En caso de que en el futuro los aumentos de capital estuviesen gravados por algún impuesto, éste será abonado en opor-

N 009370977

tunidad de otorgarse los documentos pertinentes para su inscripción. No rigen limitaciones a la transferencia de las acciones de la Sociedad las cuales deben realizarse conforme a lo establecido por la legislación vigente. **ARTÍCULO NOVENO: OFERTA PÚBLICA**: a) De Acciones. La Sociedad puede hacer oferta pública de sus acciones en cualquier Bolsa o Mercado de Valores del país o del exterior, cumpliendo todos los requisitos exigidos para tales fines. En el caso que un accionista dentro del Régimen de Oferta Pública haya adquirido el 95% o más del capital accionario este podrá emitir una declaración unilateral de adquisición de la totalidad del capital remanente siguiendo el procedimiento establecido por el Decreto 677/01. La declaración de adquisición importará por si misma y de pleno derecho el retiro de oferta pública y de la cotización de las acciones a partir de la fecha de la escritura pública que convierta de pleno derecho a la controlante en titular del 100% de las acciones y títulos convertibles. b) De obligaciones negociables: La Sociedad puede emitir dentro o fuera del país, obligaciones negociables, u otros títulos, típicos o atípicos de acuerdo con la Ley 19.550 y las leyes especiales que resultaren aplicables. La emisión deberá ser decidida por la Asamblea general, ordinaria o extraordinaria según corresponda de acuerdo a la legislación especial o por el Directorio si ello resulta especialmente autorizado por las normas aplicables. La asamblea puede delegar en el Directorio todas o algunas de las condiciones de emisión. La Sociedad puede emitir otros títulos admitidos por la legislación vigente, convertibles o no en acciones. En caso de emisión de títulos convertibles los accionistas tienen derecho de preferencia. Podrán asimismo crearse clases de acciones de participación en las condiciones establecidas por las reglamentacio-

ACTUACIÓN NOTARIAL
N 009370978

nes de la Comisión Nacional de Valores. **ARTÍCULO DÉCIMO: DIRECTORIO**: A) La dirección y administración de la Sociedad estará a cargo de un Directorio integrado por un mínimo de tres (3) y un máximo de catorce (14) miembros titulares, e igual o menor número de suplentes, según fije la asamblea general ordinaria de la Sociedad. Los suplentes llenaran las vacantes que se produzcan en el orden de su designación cuando tal vacante se produzca, sea por ausencia, renuncia, licencia, incapacidad, inhabilidad o fallecimiento, previa aceptación por el Directorio de la causal de sustitución cuando ésta sea temporaria. B) El mandato de los Directores será de tres (3) ejercicios, siendo reelegibles indefinidamente. C) Sin perjuicio de la aplicación de las normas para la elección mediante voto acumulativo, la elección de Directores se efectuará por lista siempre que este mecanismo no sea objetado por algún accionista, en cuyo caso se efectuará individualmente. Se declarará electa la lista o la persona, según el caso, que obtenga la mayoría absoluta de los votos; si ninguna lista obtuviera tal mayoría se realizará una nueva votación entre las dos listas o personas más votadas, considerándose electa la lista o persona que en dicha votación obtenga la mayor cantidad de votos. En garantía del cumplimiento de sus funciones, cada Director Titular debe brindar, dentro de los cinco (5) días de aceptado el cargo, las garantías que exija la autoridad de contralor. **ARTÍCULO DÉCIMO PRIMERO: VACANCIAS**: En caso de que producidas vacantes en el Directorio, por fallecimiento, incapacidad, inhabilitación, renuncia, remoción o ausencia temporal de uno o más Directores Titulares, no existieren Directores Suplentes para cubrir los cargos y en consecuencia dicho órgano no pueda sesionar válidamente, la Comisión Fiscalizadora debe designar la

N 009370978

cantidad de Directores necesaria para cubrir la totalidad de las vacantes, cuyo mandato se extenderá hasta la próxima asamblea general ordinaria. **ARTICULO DÉCIMO SEGUNDO: REUNIONES Y DISTRIBUCIÓN DE CARGOS**: (A) El Directorio debe reunirse con la frecuencia mínima que fije la normativa aplicable, sin perjuicio de que el Presidente o quien lo reemplace lo convoque cuando lo considere conveniente o cuando sea solicitado por cualquiera de sus miembros. B) Las citaciones deben ser cursadas por el Presidente o por quien lo reemplace, por medio fehaciente, con una antelación de cinco días, con indicación del orden del día. Podrán considerarse temas no incluidos en el orden del día si se hubieran originado con posterioridad y tuvieran carácter urgente. C) El Directorio debe dejar constancia de sus decisiones en un libro de actas rubricado a tal efecto. En su primera reunión luego de cada asamblea general ordinaria, el Directorio debe designar de entre sus miembros a los Directores Titulares que ejercerán la Presidencia y la Vicepresidencia. **ARTÍCULO DÉCIMO TERCERO: QUORUM Y MAYORÍAS**. A) El quórum del Directorio se constituye con la mayoría absoluta de sus miembros titulares o suplentes que reemplacen a los titulares. El Directorio adoptará sus resoluciones por el voto de la mayoría de los presentes. En caso de empate, el Presidente, o quien lo reemplace, tiene derecho a doble voto. Serán válidas las resoluciones adoptadas en reuniones de Directorio en las cuales se forme quórum con los directores presentes en el lugar de realización del acto, pudiendo los demás directores participar en las resoluciones adoptadas en la medida en que puedan comunicarse con los directores presentes mediante un mecanismo que les permita voz y voto simultaneo en las deliberaciones, tales como los sistemas de videocon-

COLEGIO DE ESCRIBANOS
ACTUACIÓN NOTARIAL
N 009370979

ferencia o similares. **ARTÍCULO DÉCIMO CUARTO: FACULTADES DEL DIRECTORIO**: El Directorio tiene amplias facultades para organizar, administrar y dirigir la Sociedad, incluso las que requieren poderes especiales a tenor del art. 1881 del Código Civil y del art. 9º, del Decreto Ley 5965/63. En consecuencia, el Directorio puede celebrar en nombre de la sociedad toda clase de actos jurídicos que tiendan al cumplimiento del objeto social, entre otros, comprar, vender, permutar, alquilar bienes muebles o inmuebles de cualquier clase, pudiendo constituir todo tipo de derechos reales; dar y recibir garantías prendarias, hipotecarias, personales o de otra naturaleza; celebrar todo tipo de contratos privados que sean necesarios para cumplir su objeto social; dar o recibir en préstamo dinero o valores en general; operar con toda clase de bancos, compañías financieras o entidades crediticias oficiales y privadas, nacionales o extranjeras; emitir, endosar y descontar pagarés, letras de cambio y cheques sobre fondos o créditos en descubierto; dar y revocar poderes especiales y generales, judiciales, de administración u otros, con amplias facultades, con o sin facultad de sustituir, nombrar gerentes, asignándoles sueldos y atribuciones, revocar tales designaciones, iniciar, proseguir, contestar o desistir denuncias o querellas penales; y realizar todo otro hecho o acto jurídico que sea atinente a su objeto social. Asimismo deberá convocar a las asambleas Generales o Especiales, ordinarias o extraordinarias, según corresponda, fijando el orden del día y presentar anualmente a la asamblea General Ordinaria, la Memoria y los Estados Contables del ejercicio dentro del plazo legal y con las formalidades debidas. La enumeración precedente es enunciativa y no limitativa, por ende el directorio podrá, en general, realizar toda operación, acto, gestión y cele-

N 009370979

brar todo contrato relacionado con el objeto social conforme con las disposiciones legales. **ARTÍCULO DÉCIMO QUINTO: REPRESENTACIÓN LEGAL**: La representación de la Sociedad es ejercida: A) por el Presidente del Directorio, o quien lo reemplace conforme las disposiciones de este Estatuto, o B) por dos (2) cualesquiera de los restantes Directores Titulares en forma conjunta. En estos casos, los Directores que ejerzan la representación legal de la sociedad requerirán de un acta de Directorio que autorice el acto de que se trate. La facultad de absolver posiciones en juicio o procedimiento arbitral corresponderá al Presidente, al Vicepresidente, o a la persona o personas que con carácter general o especial designe el Directorio. El Presidente, además de los deberes y atribuciones correspondientes a cualquier Director Titular, ejerce la representación de la Sociedad de conformidad con lo dispuesto en el artículo precedente y debe cumplir y hacer cumplir las leyes, los decretos y demás normas legales aplicables a la Sociedad, como así también el presente Estatuto y las decisiones de la asamblea y del Directorio de la Sociedad. El Vicepresidente reemplaza al Presidente en caso de fallecimiento, incapacidad, inhabilidad, renuncia, remoción o ausencia temporal o definitiva. En todos los casos, con excepción del de ausencia temporaria, el Directorio debe elegir nuevo Presidente dentro de los treinta (30) días de producida la vacancia. **ARTICULO DÉCIMO SEXTO: COMITÉ EJECUTIVO**: La gestión de los negocios ordinarios está a cargo del Directorio. En caso que la Sociedad realice una Oferta Pública de Acciones, dicha gestión será realizada por un Comité Ejecutivo integrado por un mínimo de tres (3) y un máximo de nueve (9) miembros titulares. En la primer reunión del Directorio posterior a la Asamblea General Ordina-

COLEGIO DE ESCRIBANOS
ACTUACION NOTARIAL
N 009370980

ria, los Directores deben elegir de su seno a los miembros titulares que integrarán el Comité Ejecutivo, dos (2) de los cuales serán necesariamente el Presidente y el Vicepresidente del Directorio; elegirán también un (1) miembro suplente - que será otro Director Titular-, quien asumirá en caso de vacancia temporal o permanente de cualquiera de los miembros titulares del Comité. La cesación por cualquier causa en el cargo de director titular de la sociedad implica automáticamente la cesación en el cargo de miembro del Comité Ejecutivo, sin necesidad de decisión expresa. En su primera reunión el Comité Ejecutivo designará de entre sus miembros a un Presidente y Vicepresidente, que reemplazará al primero en caso de ausencia o impedimento permanente o temporario. **DÉCIMO SÉPTIMO: FUNCIONAMIENTO DEL COMITÉ EJECUTIVO.** El Comité Ejecutivo funcionará con la presencia de dos (2) de sus miembros y resolverá por el voto de la mayoría de ellos, disponiendo en caso de empate de doble voto su Presidente o quien lo reemplace. En su primera reunión el Comité Ejecutivo determinará la periodicidad de sus reuniones, sin perjuicio de las que deba realizar por citación de su Presidente o quien lo reemplace, o a solicitud dirigida a ellos por cualquiera de sus integrantes, la que deberá cumplimentarse dentro de las cuarenta y ocho (48) horas. En ningún caso las reuniones requerirán de orden del día establecido y comunicado previamente. De dichas reuniones se dejará constancia en un libro de actas rubricado a tal efecto. El Comité Ejecutivo podrá dividir sus funciones mediante la creación de Subcomités especiales de tres (3) miembros -a cualquiera de los cuales reemplazará en su caso el suplente arriba indicado-, a los cuales se aplicarán las reglas de funcionamiento precedentemente establecidas. El Comité Ejecutivo, sin per-

N 009370980

juicio de las atribuciones que la ley y este Estatuto confieren al Directorio, debe ocuparse de la gestión de los negocios ordinarios que no sean atendidos en forma directa, sea originaria o por avocación, por el Directorio. En consecuencia, el Comité Ejecutivo puede en cumplimiento de las políticas fijadas por el Directorio: **1)** desarrollar y ejecutar, la política comercial, crediticia, financiera y de recursos humanos de la sociedad, y cualquier otra concerniente al objeto social, celebrando en su caso, con representación suficiente, los contratos y operaciones necesarios, incluyendo aquellos que requiriesen el otorgamiento de escritura pública; **2)** Crear, mantener, suprimir, reestructurar o trasladar las dependencias y sectores de la organización administrativa y funcional de la sociedad; **3)** Crear Comités Especiales, y/o estructuras o niveles funcionales análogos, designar a quienes estarán a su cargo y determinar el alcance de sus funciones; **4)** Aprobar la dotación del personal, efectuar los nombramientos de gerentes, incluido el gerente general, y subgerentes y determinar sus funciones, contratar personal de cualquier rango o jerarquía, fijar sus niveles de remuneraciones de todos ellos y sus condiciones de trabajo, y adoptar cualquier otra medida de política de personal, incluidas promociones y despidos, siendo facultad del Presidente del Comité Ejecutivo el disponer pases, traslados y/o remociones, así como el aplicar las sanciones que pudieran corresponder; **5)** Proponer al Directorio la creación, apertura, traslado o cierre de sucursales, agencias o representaciones dentro o fuera del país, así como la participación fundacional o por adquisición en otras sociedades domiciliadas en el país o en el exterior y la enajenación total o parcial de tales participaciones, y supervisar el funcionamiento de todas ellas, instruyendo a quienes corresponda acerca del e-

COLEGIO DE ESCRIBANOS
ACTUACION NOTARIAL
Dr. ALBERTO M. HUEYO ESCRIBANO

N 009370981

jercicio de derechos sociales; **6)** Administrar y disponer de bienes sociales y con igual alcance tomar fondos en préstamo para destinarlos a las operaciones de la sociedad; **7)** Elaborar y someter a consideración del Directorio los planes necesarios para el desarrollos de las políticas a que se refiere el inciso 1) de este apartado, como así también el régimen de contrataciones, el presupuesto anual y las estimaciones de gastos e inversiones y niveles de endeudamiento; **8)** Dictar su propio reglamento interno si lo estimare necesario. La enumeración precedente es meramente enunciativa, pudiendo el Comité Ejecutivo realizar todos los actos necesarios que hacen a la gestión ordinaria de los negocios sociales. Sin perjuicio de las atribuciones del Directorio y de las que corresponden a los representantes legales de la Sociedad, el Acta del Comité Ejecutivo será documento suficiente para autorizar la realización de cualquier operación ordinaria de la sociedad. **ARTÍCULO DÉCIMO OCTAVO: FISCALIZACIÓN:** A) COMISIÓN FISCALIZADORA: A) La Fiscalización de la Sociedad está a cargo de una Comisión Fiscalizadora compuesta por tres (3) Síndicos Titulares y tres (3) Suplentes designados por la Asamblea General Ordinaria. En su primera reunión posterior a la Asamblea General Ordinaria, la Comisión Fiscalizadora debe elegir entre sus miembros el que se desempeñará como Presidente del Organo. B) El mandato de los Síndicos dura un (1) ejercicio. C) La Comisión Fiscalizadora sesiona con la presencia de la mayoría absoluta de sus miembros y resuelve por mayoría de votos presentes, y se reunirá con la periodicidad mínima que requiera el cumplimiento de sus funciones y de las normas aplicables. E) La Comisión Fiscalizadora debe dejar constancia de sus decisiones en un libro de actas rubricado a tal efecto. F) En caso de fallecimiento,

N 009370981

incapacidad, inhabilidad, renuncia, remoción, o ausencia, temporal o definitivas, de los miembros titulares los suplentes deben reemplazarlos en el orden de su designación. G) Los Síndicos tienen las facultades y deberes que les asigna la Ley de Sociedades Comerciales. H) La remuneración de los Síndicos debe ser fijada por la Asamblea General Ordinaria dentro de los límites establecidos por la ley vigente. B) COMITÉ DE AUDITORÍA. En el caso que la Sociedad realizara Oferta Pública de Acciones, contará con un Comité de Auditoria que tendrá las funciones y responsabilidades establecidas por la normativa vigente, las que en el futuro emita la autoridad de contralor y las que le asigne la Asamblea de Accionistas y el Directorio. Estará integrado por tres (3) miembros del Directorio como miembros titulares y tres (3) suplentes. La mayoría de los miembros del Comité de Auditoria deberán revestir la calidad de independientes conforme a los criterios que determine la autoridad de contralor. Los miembros del Comité serán elegidos por el Directorio a propuesta del Presidente. El Comité fijará su propio Reglamento Interno. **ARTÍCULO DÉCIMO NOVENO. ASAMBLEAS DE ACCIONISTAS. CONVOCATORIAS**: A) Toda Asamblea debe ser convocada por el Directorio, o en su caso por la Comisión Fiscalizadora, en los casos previstos por la ley o a pedido de accionistas que representen un cinco (5%) por ciento del capital social. Las Asambleas deben ser convocadas dentro de los plazos exigidos por las normas vigentes. B) Las Asambleas Ordinarias pueden ser citadas simultáneamente en primera y segunda convocatoria en la forma establecida por el artículo 237 de la ley 19.550, sin perjuicio de lo allí dispuesto para el caso de Asamblea Unánime. A falta de convocatoria simultánea, la Asamblea en segunda convocatoria por haber

COLEGIO DE ESCRIBANOS
ACTUACION NOTARIAL
ESCRIBANO

N 009370982

fracasado la primera, deberá celebrarse dentro de los treinta (30) días siguientes a la misma, cumpliendo con las publicaciones exigidas por las normas vigentes. **ARTÍCULO VIGÉSIMO: FUNCIONAMIENTO DE LAS ASAMBLEAS:** Los accionistas pueden hacerse representar en el acto de la Asamblea de la que se trate mediante el otorgamiento de un mandato en instrumento privado con su firma certificada en forma notarial, judicial o bancaria. Los condóminos de acciones deben unificar su representación. Las Asambleas deben ser presididas por el Presidente del Directorio, o por el Director que se encuentre a esa fecha a cargo de la Presidencia del Directorio. El quórum y el régimen de mayorías se rigen por los artículos 243 y 244 de la ley 19.550 según la clase de Asamblea de que se trate, excepto en cuanto al quórum de la asamblea extraordinaria en segunda convocatoria que se celebrará cualquiera sea el número de acciones presentes con derecho a voto. **ARTÍCULO VIGÉSIMO PRIMERO: DISTRIBUCIÓN DE UTILIDADES: A)** Las utilidades líquidas y realizadas de cada ejercicio se aplicarán conforme al siguiente detalle: **1)** el 5% (cinco por ciento) hasta alcanzar el 20% (veinte por ciento) del capital social suscripto, al fondo de reserva legal; **2)** la suma que la Asamblea fije, al pago de los honorarios del Directorio y la Comisión Fiscalizadora; **3)** el saldo a dividendo y a participación adicional de las acciones preferidas si las hubiere y a dividendos de las acciones ordinarias y/o a fondos de reserva facultativa, o de previsión o a cuenta nueva, o al destino legal que determine la Asamblea. B) Los dividendos votados en efectivo deben ser pagados en proporción a las respectivas tenencias dentro de los treinta (30) días de su sanción y el derecho a su percepción prescribe a los tres (3) años contados desde la fecha en que

N 009370982

fueron puestos a disposición de los accionistas. C) Los dividendos anuales podrán ser abonados en acciones o en acciones y en efectivo conjuntamente, exceptuados los que correspondan a bonos de participación del personal, si se hubieren emitido, que se abonaran exclusivamente en efectivo en el plazo previsto en el inciso B). Los demás dividendos deberán ponerse a disposición de los accionistas en un plazo que no exceda del establecido por las reglamentaciones de la Comisión Nacional de Valores, computado en la forma en que estas determinen. D) Podrán distribuirse dividendos en efectivo con periodicidad trimestral con arreglo a las disposiciones legales y reglamentarias aplicables. E) Cuando se aprobare la distribución de dividendos en efectivo, podrá disponerse, tratándose la cuestión como un punto especial del orden del día, que su pago se efectúe en tantas cuotas como disponga la asamblea, con las formalidades y en las condiciones y dentro del plazo total que sean procedentes conforme a las reglamentaciones vigentes en cada oportunidad. **ARTÍCULO VIGÉSIMO SEGUNDO: DISOLUCIÓN Y LIQUIDACIÓN**: A) Cuando la Sociedad decida su disolución, el Directorio con intervención de la Comisión Fiscalizadora debe proceder a su liquidación, salvo que la Asamblea designe una comisión liquidadora; en este caso, la Asamblea debe fijar las atribuciones de los liquidadores. B) Cancelado el pasivo, y reembolsado el capital, el remanente se distribuirá entre los accionistas a prorrata de sus respectivas integraciones con las preferencias indicadas en el presente Estatuto. **ARTÍCULO VIGÉSIMO TERCERO: ARBITRAJE:** La Sociedad se somete a los fines del artículo 38 del Reglamento de Transparencia de la Oferta Pública del Decreto 677/01 a la competencia del Tribunal Arbitral de la Bolsa de Comercio de Buenos

ACTUACIÓN NOTARIAL

N 009370983

Aires." Luego de un amplio debate y cambio de ideas, los accionistas aprueban por unanimidad la moción y el texto ordenado transcripto precedentemente, autorizando al Sr. Presidente a otorgar la correspondiente escritura y al Sr. Presidente y/o uno cualquiera de los directores a realizar cuanto trámite resultare necesario para su inscripción por ante la autoridad de aplicación competente. Se pasa a tratar el cuarto punto del Orden del Día: "**4º) Consideración de la capitalización de aportes irrevocables efectuados a la Sociedad.**" Manifiesta el Sr. Presidente que es necesario capitalizar el aporte irrevocable integrado según el acuerdo firmado el 29 de octubre de 2007 con el accionista Edgardo Khafif por US$ 7.500.000 (dólares estadounidenses siete millones quinientos mil), equivalentes a $ 23.197.500 (pesos veintitrés millones ciento noventa y siete mil quinientos) al tipo de cambio Banco Nación comprador al cierre del día 5 de noviembre de 2007 (fecha de la aceptación por el Directorio del acuerdo de suscripción). Se ha resuelto capitalizar la suma de $ 3.000.000 (pesos tres millones), equivalente a 3.000.000 acciones ordinarias nominativas Clase "B" de un voto por acción, con una prima de emisión por acción de $ 6,7325 (pesos seis con 7325/1000), siendo el total de la prima de emisión de $ 20.197.500 (pesos veinte millones ciento noventa y siete mil quinientos); aumentando por consiguiente el capital social original de la sociedad en la suma de $ 3.000.000 (pesos tres millones),- que sumando el capital original de la sociedad asciende a un total de $ 116.371.827 (pesos ciento dieciséis millones trescientos setenta y un mil ochocientos veintisiete),- y estará representado por 47.441.857 (cuarenta y siete millones cuatrocientos cuarenta y un mil ochocientos cincuenta y siete) acciones de clase "A" y por 68.929.970 (sesenta y ocho mi-

N 009370983

llones novecientos veintinueve mil novecientos setenta) acciones de clase "B". Por tal motivo corresponde emitir acciones de $ 1,- valor nominal cada una, ordinarias nominativas no endosables de 1 voto por acción. Dicho aumento de capital será suscripto por el Sr. Edgardo Khafif. Tras un breve debate se aprueba por unanimidad la moción. El Sr. Presidente manifiesta que teniendo en cuenta la emisión de las acciones que debe realizarse a efectos de concretar el aumento del capital social aprobado, los restantes accionistas deben manifestar si hacen expresa renuncia al derecho de preferencia. La moción es aprobada por unanimidad renunciando los accionistas por si o por sus representantes al derecho de preferencia. Luego de la capitalización de los aportes irrevocables el Capital Social queda compuesto de la siguiente forma: **Accionistas Clases de acciones Cantidad de acciones previo a la emisión Suscripción Nuevo Capital Social% Capital:** Moisés Khafif-A-47.441.857; 47.441.857; 40,767%.-Moisés Khafif-B-59.800.995; 59.800.995; 51,389%.-Gloria Btesh de Khafif-B- 444.091; 444.091; 0,382%.-Isaac Khafif-B- 1.858.721; 1.858.721; 1,597%.-Elena Chammah-B-1.858.721;1.858.721;1,597%.-Edgardo Khafif-B- 108.721, 3.000.000; 3.108.721; 2,671%.-Isaac Dabah y/o Ivette Dabah-B-1.858.721; 1.858.721;1,597%.-Totales 113.371.827; 116.371.827.- Tras un breve debate se aprueba por unanimidad lo expuesto y se decide que resulta conveniente delegar en el Directorio, las tareas referidas a la emisión de las 3.000.000 acciones y la inscripción del aumento del Capital Social. Dicha moción se aprueba por unanimidad. Se pasa a tratar el quinto punto del Orden del Día: **"5º) Consideración de la capitalización de la prima de emisión correspondiente a los aportes irrevocables capitalizados a la fecha de la asam-**

ACTUACION NOTARIAL
N 009370984

blea." Manifiesta el Sr. Presidente que es conveniente postergar la capitalización de la prima de emisión y de esta forma capitalizar en forma conjunta la prima de emisión correspondiente a los aportes irrevocables ya aceptados y los tratados en esta asamblea. No habiendo más asuntos que tratar se levanta la sesión siendo las 12.00 horas. Hay dos firmas ilegibles";"**Asamblea General Extraordinaria del 30 de abril de 2008.-** Número de Orden - Año 2008.Día.Mes - ACCIONISTA.Nombre y Apellido completo.Documento de Identidad.Domicilio. REPRESENTANTE.Nombre y Apellido completo.Documento de Identidad.Domicilio. CANTIDAD DE ACCIONES O CERTIFICADOS - NUMEROS DE LOS TITULOS ACCIONES O CERTIFICADOS - CAPITAL - CANTIDAD DE VOTOS - FIRMAS.- 1 - 30.04 - Moises Khafif.L.E. 5.090.713.Av.del Libertador 3690.P.17º.CABA - Por si - 21.600.000 - 26.000.000 - 1.203.236 - 23.808 - 25.841.857 - 32.573.951 - 107.242.852 - 00.000.001/21.600.00 - 21.600.001/47.600.000 - 48.396.765/49.600.000 - 49.798.001/49.821.808 - 50.024.001/75.865.857 - 75.865.858/108.439.808 - 21.600.000 - 26.000.000 - 1.203.236 - 23.808 - 25.841.857 - 32.573.951 - 107.242.852 - 108.000.000 - 26.000.000 - 1.203.236 - 23.808 - 129.209.285 - 32.573.951 - 297.010.280 - Sigue firma ilegible.- 2 - 30.04 - Gloria Btesh de Khafif. L.C. 5.488.494. Av. del Libertador 3690.P.17º.CABA - Por sí - 202.192 - 241.899 - 444.091 - 49.821.809/50.024.000 - 108.439.809/108.661.707 - 202.192 - 241.899 - 444.091 - 202.192- 241.899 - 444.091 - Sigue firma ilegible - 3 - 30.04 - Isaac Khafif. DNI 18.366.750 . 950 Third Avenue New York.NY 10022. Elena Chammah. DNI 22.432.691. Demaria 4550.38º Piso "B"-C.A.B.A. - 49.500 - 59.221. 1.750.000 - 1.858.721 - 49.649.501/49.699.000 - 108.681.708/108.740.926 - 109.871.828/111.621.

N 009370984

827 - 49.500 - 59.221 - 1.750.000 - 1.858.721 - 49.500 - 59.221 - 1.750.000 - 1.858.721 - Sigue firma ilegible - 4 - 30.04 - Elena Chammah.DNI 22.432.691.Demaria 4550 - P.38°"B"-C.A.B.A. - Por sí - 49.500 - 59.221 - 1.750.000 - 1.858.721 - 49.699.001/49.748.500 - 108.740.929/108.800.149 - 111.621.828/113.371.827 - 49.500 - 59.221 - 1.750.000 - 1.858.751 - 49.500 - 59.221 - 1.750.000 - 1.858.721 - Sigue firma ilegible - 5 - 30.04 - Ivette Dabah y/o Isaac Dabah.C.I.P.F. 7.119.228/Pas USA N° 110.951.901- 817 Fifth Avenue, 15th Floor New York 10022 - Elena Chammah.DNI 22.432.691. Demaría 4550 - 38° piso "B".CABA - 49.500 - 59.221 - 796.764 - 953.236 - 1.858.721 - 49.600.001/49.649.500 - 108.800.150/108.859.370 - 47.600.001/48.396.764 - 108.918.592/109.871.827 - 49.500 - 59.221 - 796.764 - 953.236 - 1.858.721 - 49.500 - 59.221 - 796.764 - 953.236 - Sigue firma ilegible - 6 - 30.04 - Edgardo Khafif.DNI . 20.410.139 - 950 Third Avenue-New York 10022 - Elena Chammah.DNI 22.432.691.Demaria 4550. 38° piso "B".CABA - 49.500 - 59.221 - 108.721 - 49.748.501/49.798.000 - 108.859.371/108.918.591 - 49.500 - 59.221 - 108.721 - 48.500 - 59.221 - 108.721 - Sigue firma ilegible - 113.371.827 - 113.371.827 - 303.139.255 - En la ciudad Autónoma de Buenos Aires, a los 25 días del mes de abril de 2008, siendo las 14 hs. se cierra el presente Registro, habiendo recibido la comunicación de parte de Accionistas que representan el 100% del Capital Social.- Sigue firma ilegible.- En la Ciudad Autónoma de Buenos Aires, a los 30 días del mes de Abril de 2008, siendo las 11,00 hs se da comienzo a la Asamblea General Extraordinaria con la asistencia de tres accionistas por si y tres representados los que poseen el 100% del Capital Social. Sigue firma ilegible.-". **ES COPIA FIEL**, doy fé.- Y después de asegurarme el

COLEGIO DE ESCRIBANOS
ACTUACION NOTARIAL
LEY 404
N 009370985

compareciente que la representación por el invocada permanece vigente, sin modificación alguna, DICE: Que a fin de instrumentar en legal forma la decisión adoptada por su representada, **DECLARA: I) REFORMADOS los artículos Primero, Séptimo,ítem A) y Décimo Novento, ítem A)**,cuya nueva redacción resulta del **TEXTO ORDENADO de los ESTATUTOS SOCIALES**, los que quedan redactados en la forma que resulta del acta precedentemente transcripta y que para evitar repeticiones se dan aquí por íntegramente reproducidos; **II) AUMENTADO el CAPITAL SOCIAL** de la suma de Ciento trece millones trescientos setenta y un mil ochocientos veintisiete pesos a la de **CIENTO DIECISEIS MILLONES TRESCIENTOS SETENTA Y UN MIL OCHOCIENTOS VEINTISIETE PESOS**, representado por Cuarenta y siete millones cuatrocientos cuarenta y un mil ochocientos cincuenta y siete acciones de clase "A" y por Sesenta y ocho millones novecientas veintinueve mil novecientas setenta acciones de clase "B"; **III) EMITIDAS TRES MILLONES DE ACCIONES** ordinarias nominativas Clase "B" de un voto por acción, con una PRIMA DE EMISION de $ 6,7325 por acción, siendo en consecuencia el total de la **PRIMA DE EMISION** de Veinte millones ciento noventa y siete mil quinientos pesos.-La referida emisión fue suscripta e integrada por uno de los accionistas de la sociedad ante la renuncia al ejercicio del derecho de preferencia efectuada por los restantes.-Finalmente el compareciente solicita del Escribano autorizante le expida copia de la presente a los efectos correspondientes.-**LEÍDA** que fuera esta escritura al compareciente, este ratifica su contenido y la suscribe en prueba de conformidad, por ante mi, doy fé.- FIRMADO: Moises KHAFIF .- Ante mí, A. HUEYO.- Hay un sello que dice: Dr. Alberto H. HUEYO-Escri-

N 009370985

bano.- CONCUERDA con su escritura matriz otorgada al folio 958, del Registro Notarial número 190 de ésta Capital Federal, del que es Titular el Escribano Alberto H. HUEYO y Adscripta la Escribana Josefina VIVOT.- **PARA la sociedad "RAGHSA S.A."**, expido la presente PRIMERA COPIA en quince sellos de Actuación Notarial numerados del 009370971 al 009370985, Serie N, que sello y firmo en Buenos Aires, a los catorce días del mes de mayo del año dos mil ocho.-

DR. ALBERTO H. HUEYO
ESCRIBANO

Ministerio de Justicia y Derechos Humanos
Inspección General de Justicia

2007 - Año de la Seguridad Vial

Hoja: 1

Número Correlativo I.G.J.: 242572 **CUIT:**

SOCIEDAD ANONIMA

Razón Social :
RAGHSA

(antes):

Número de Trámite: 2561857

C.Trám. Descripción
00430 AUMENTO DE CAPITAL TRAM. ORDINARIO
01370 MODIFICACION DE ESTATUTO

Escritura/s 695 Y 276.-

y/o instrumentos privados:

Inscripto en este Registro bajo el numero: 15952
del libro: 41 , tomo: -
de: SOCIEDADES POR ACCIONES

C.C.: 2

Buenos Aires, 08 de Agosto de 2008

Dra. PATRICIA LAURA MAZZADI
JEFE
DEPARTAMENTO REGISTRAL
INSPECCION GENERAL DE JUSTICIA

IGJ

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 95

[stamp:] MINISTRY OF JUSTICE CORPORATE RECORDS OFFICE [emblem]	No. 009370971

PAGE: 958. FIRST COPY. RAGHSA S.A. AMENDMENT TO ARTICLES 1, 7 AND 19 OF ITS BY-LAWS and AMENDED TEXT thereof. CAPITAL INCREASE OF $113,371,827 to $116,371,827. ISSUANCE OF SHARES AT A PREMIUM. INSTRUMENT NUMBER: TWO HUNDRED SEVENTY-SIX. In the city of Buenos Aires, Capital of the Argentine Republic, on the thirteenth of the month of May of the year two thousand eight, before me, the authorizing Notary Public, APPEARS Moises KHAFIF, Argentine, married, legally domiciled at Avenida Corrientes 447, 5th Floor, of this City, competent, of full legal age and known to me, to which I attest, as well as to the fact that that he appears for the execution hereof in his capacity as CHAIRMAN of the BOARD OF DIRECTORS of the Company that operates in this city under the name “RAGHSA SOCIEDAD ANONIMA” previously “RAGHSA CONSTRUCCIONES S.A.”, which he thus verifies by virtue of the following items: a) With the articles of incorporation under the name Red Argentina de Grandes Hoteles Sociedad Anónima, on the date of June 2, 1969, notarized on page 2118 of the notary records corresponding to such year of Notary Registry number 262, of this City, the first certified copy of which was registered with the National Commercial Court of First Instance of Record on the date of June 23, 1969, under number 2335, on page 318 of Book 68, Volume “A” of By-Laws for National Companies, a duly certified photocopy of which is attached to page 1651 of the notary records corresponding to the year 1980, of this same Notary Registry; b) With the instrument on the Capital Increase and Adjustment of the By-Laws to the Regime from Law 19,550 on Commercial Companies, executed on the date of August 4, 1980, on page 1651

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]

No. 009370971

of the notary records for such year, of this same Notary Registry, the First Certified Copy of which was registered with the Corporate Records Office, Public Registry of Commerce, on the date of July 8, 1983, under number 4346 of Book 98, Volume “A” of By-Laws for National Companies; c) With the instrument for the Increase of its Share Capital and Amendment to its By-Laws due to the amendment of article four thereof, executed on the date of July 11, 1984, notarized on page 1302 of the notary records corresponding to such year, of this same Notary Registry, the First Certified Copy of which was registered with the Corporate Records Office on November 15, 1984, under number 7956 of Book 100, Volume “A” on Companies; d) With the instrument for the Increase of Share Capital and Amendment to its By-Laws due to the amendment of Article four thereof, which was executed by way of the instrument dated February 24, 1986, notarized on page 206 of the notary records corresponding to such year of this same Notary Registry and that was registered with the Public Registry of Commerce on the date of October 29 of the same year, under number 7124, Book 102, Volume “A” on Companies, e) With the instrument for the amendment of its By-Laws due to the amendment of articles one and eleven thereof, on the date of September 14, 1987, notarized on page 1891 of the notary records for such year of this same Registry and that was entered for a Change of Jurisdiction before the Corporate Records Office of the Province of Buenos Aires on August 22, 1989, in Registration 26535, File 1/45394, f) With the instrument for the amendment of its by-laws by way of the amendment of article one thereof, due to a change of jurisdiction and establishment of new registered offices, dated November 13, 1989, notarized on page 1539 of the notary records corresponding to such year of this same Notary Registry

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 96

No. 009370972

and registered with the Public Registry of Commerce on January 2, 1990, under number 20 of book 107, Volume “A” on Companies; g) With the instrument for the amendment of its By-Laws due to the amendment of Article Fifteen thereof, dated August 9, 1990, notarized on page 118 of the notary records corresponding to such year of Notary Registry number 1247 of the Federal Capital and registered with the Corporate Records Office on September 7, 1990, under number 6347 of Book 108, Volume “A” on Companies, the original of which I have seen for this act and a duly certified photocopy of which is attached to page 925 of the notary records corresponding to the year 1990 of this same Notary Registry; h) With the private instrument on the Merger by Absorption of the company “Glomo S.A.” and a Capital Increase to the amount of ARS 281,720, executed by way of the Minutes of the Extraordinary Meeting of May 31, 1990, which was registered with the Public Registry of Commerce on January 16, 1991, under number 248, Volume “A” on Companies; i) With the Instrument for the Increase of its share capital to the amount of ARS 1,215,000 and amendment of its by-laws by amendment of article Four thereof, notarized on June 29, 1992, on page 1784 of the current notary records of this same Notary Registry and registered with the Corporate Records Office on October 20 of the aforementioned year, under number 10037 of book 112, volume “A” on Companies; j) with the instrument for the amendment of its by-laws by amendment of article One thereof wherein the company name was changed to Raghsa Construcciones S.A., notarized on the date of December 12, 1992, on page 3,390 of the notary records corresponding to such year of this same Notary Registry and registered with the Public Registry of Commerce on the 18th of the same month and year, under

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370972

number 12,473 of book 112, Volume “A” on Companies; k) With the instrument for the amendment of its by-laws by amendment of article eleven thereof, notarized on the date of June 8, 1993, on page 1566 of the notary records corresponding to such year of this same Notary Registry and registered with the Corporate Records Office on June 23, 1993, under number 5473 of book 113, Volume “A” on Companies; l) With the instrument on the Merger by Absorption of Riaglo S.A., Glomo Construcciones S.A., Burcity S.A. and Glomo Inmobiliaria S.A., executed on the date of November 29, 1994, notarized on page 6223 of the notary records corresponding to such year of this same Notary Registry, registered in the certified copy thereof before the aforementioned Corporate Records Office on the date of January 13, 1995, under number 464 of Book 116, Volume “A” on Companies; m) with the instrument on the Increase of its Share Capital from the amount of ARS 1,500,000 to ARS 36,000,000, and the full Amendment of its By-Laws, dated July 1, 1996, notarized on page 3383 of the notary records corresponding to such year of this same Notary Registry and registered with the Corporate Records Office on October 4 of the same year under number 9634 of book 119, volume “A” on Companies; n) with the instrument on the amendment of its by-laws by amendment of article 36 thereof, dated December 19, 1996, notarized on page 7991 of the notary records corresponding to such year of this same Notary Registry, the first certified copy of which was registered with the Public Registry of Commerce on January 8, 1997, under number 278 of book 120, Volume “A” on Companies; o) With the instrument on the amendment of its by-laws by amendment of article One thereof, wherein its name was changed to the current name of “RAGHSA SOCIEDAD ANONIMA”

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 97

No. 009370973

on the date of November 10, 1998, notarized on page 9667 of the notary records corresponding to such year of this same Notary Registry and registered with the Corporate Records Office on February 4, 1999, under number 1721 of book 4 on Joint Stock Companies; p) With the instrument on the increase of its capital from ARS 40,000,000 to ARS 43,500,000, the amendment of article 5 and the provisions of its by-laws, executed on the date of June 1, 1999, which was notarized on page 2315 of the notary records of such year, of this same Notary Registry, the certified copy of which was registered on the date of September 22, 1999, before the Corporate Records Office, under No. 13916 of Book 7 on Companies; q) With the instrument on the increase of its capital up to fivefold, from ARS 43,500,000 to ARS 50,000,000, executed on the date of January 16, 2001, which was notarized on page 382 of the notary records of the indicated year with this same Notary Registry and was registered with the Corporate Records Office on the date of March 8, 2001, under No. 3113 of Book 14, Volume on Joint Stock Companies; r) With the instrument on the increase of its share capital up to fivefold, from ARS 50,000,000 to ARS 50,024,000, executed on the date of September 3, 2003, which was notarized on page 2038 of the notary records of such year with this Notary Registry, which as of this date is pending registration with the Corporate Records Office; s) With the instrument on the increase of its capital up to fivefold, from ARS 50,024,000 to ARS 113,371,827, executed on the date of July 16, 2007, which was notarized on page 2647 of the current notary records of this same Notary Registry, which was registered with the Corporate Records Office on the date of August 17, 2007, under No. 13646 of Book 36 on Joint Stock Companies, and t) With the instrument on the amendment of its by-laws and registration

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370973

of authorities executed on August 28, 2007, which was notarized on page 3407 of the current notary records of this Notary Registry, which as of this date is in the process of being registered. The following documentation SUPPLEMENTS THE LEGAL STATUS of the appearing party: a) The minutes of Ordinary and Extraordinary General Meeting No. 79, held on July 26, 2007, wherein the members of the current Board of Directors of the company are elected; b) The minutes of the Board of Directors executed on the aforementioned date, wherein the appearing party is appointed to the position thereby and c) The minutes of Extraordinary Shareholders Meeting No. 80, held on April 30, 2008, which authorizes the execution hereof. I have seen the aforementioned minutes in their original books for this act, signed before the Corporate Records Office, for Meeting No. 2, dated August 15, 1995, under number B 27072 and for Board of Directors Meeting No. 3, dated September 10, 1998, under No. 78759-98, which are transcribed on page 3407 of the notary records of the following year notarized with this same Notary Registry. Therefore, I proceed to transcribe that which authorizes the execution hereof, along with the corresponding Deposit of Shares and Meeting Attendance Registry, the original book No. 2 of which I have seen, signed before the Corporate Records Office on the date of March 8, 1994, under No. B 5710, as follows: MINUTES OF EXTRAORDINARY SHAREHOLDERS MEETING No. 80: In the city of Buenos Aires on the 30th of the month of April of 2008, at 11:00, meeting at the registered offices on Avenida Corrientes 447, 5th floor, are the Shareholders of RAGHSA Sociedad Anónima, the list of which is recorded in the Attendance Registry Book for General Meetings No. 2, Page 36, and who represent 100% of the Capi-

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 99

No. 009370975

make any change to the manner in which the calls must be made to the Board Members for the Meetings of the Board of Directors (and that has thus been included in the Agenda), it was finally decided not to make amendments, with which the current text of Article Twelve (B) of the By-Laws remains unchanged. Article Nineteen (A). Current Text: All Meetings must be called by the Board of Directors, or, where applicable, by the Oversight Committee, in the cases set out by the law or at the request of shareholders who represent five (5%) percent of the share capital. The Meetings requested by the shareholders must be called within thirty (30) days after being requested. New Text: “All Meetings shall be called by the Board of Directors, or, where applicable, by the Oversight Committee, in the cases set out by the law or at the request of the shareholders who represent five (5%) percent of the share capital. The Meetings must be called within the periods required by current rules.” This amendment complies with what is requested by the National Securities Commission, for the purpose of ensuring that the periods of advance notice that are necessary for calls to shareholders meetings are in accordance with the law on companies (if the company is not in the public offering of shares) or Decree 677/01 (when such registration occurs). In addition, it is proposed that, taking such amendments into account, that the following be approved as the new Amended Text: “BY-LAWS OF RAGHSA SOCIEDAD ANONIMA. ARTICLE ONE: NAME. The company is named “RAGHSA SOCIEDAD ANONIMA”. ARTICLE TWO: DURATION: The duration of the company will expire on February 28, 2100. ARTICLE THREE: DOMICILE: The legal domicile of the Company is

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	[emblem]

No. 009370975

set in the City of Buenos Aires, Argentine Republic, without detriment to which it may establish branches, agencies or any type of representation inside or outside of the country. ARTICLE FOUR: PURPOSE: The purpose of the company will be to operate, for itself, by way of third parties, or in partnership with third parties, the following activities in the country or abroad: I) Real Estate Transactions: through the purchase, sale, swap, acquisition, development and/or transfer by any means of real estate suitable for any purpose, whether urban or rural, located in the Argentine Republic or abroad, and/or through the incorporation, acquisition and/or transfer of companies that own such real estate, being able to perform developments, subdivisions, urban developments, divisions and/or the commercialization of Real Estate, all under any named or unnamed legal method, including purchases and sales, rentals, leasing, trusts, concessions, lodging agreements, garage agreements, assignments, agreements whereby rights in rem and/or personal or credit rights, etc., are established and/or transferred, involving all types of real estate, whether belonging to it or to third parties, whether urban or rural, located in the Argentine Republic or abroad; for the purposes and/or uses that, subject to current regulations, are deemed most appropriate in each case, such as, including but not limited to, residences, commercial and/or professional offices, commercial locations and/or sales centers of any scale, the exploitation of hotel establishments, apartment-hotels, hotels, time shares, shopping centers, malls, commercial galleries, garages, carports, parking lots, divisions, gated communities, closed neighborhoods, private cemeteries, sports centers, recreational centers, touristic centers and/or

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 98

No. 009370974

[text cut off] with the right to vote, three for itself and three who are represented, under the chairmanship of the Chairperson of the Board of Directors of the Company, Moisés Khafif. Present on behalf of the members of the Oversight Committee is Dr. Haydee E. Laksman, and Dr. Gustavo Podestá on behalf of the Stock Exchange of Buenos Aires. The Chairman states that the act is open to discuss the following Agenda: “1) Assignment of two shareholders to sign the Minutes. 2) Ratification of the assignment of the external auditors of the Company. 3) Amendment of Articles One, Seven, Twelve and Nineteen of the By-Laws of the Company. 4) Consideration of the capitalization of non-refundable contributions made to the Company. 5) Consideration of the capitalization of the issue premium corresponding to the non-refundable contributions capitalized as of the date of the meeting.” The first point of the Agenda is then discussed: “1) Assignment of two shareholders to sign the Minutes.” Moisés Khafif takes the floor, who proposes the assignment of Gloria Btesh de Khafif and himself to sign the Minutes. The motion is unanimously approved. The second point of the Agenda is then discussed: “2) Ratification of the assignment of the external auditors of the Company.” The Chairman proposes to ratify the assignment of Dr. Alejandro de Navarrete, as regular shareholder, and Dr. Mario Alberto Bittar, as alternate shareholder, both shareholders of the Law Firm of Pistrelli, Henry Martin y Asociados, as auditors for the company with regard to fiscal year No. 40 which began on March 1, 2007, and ended on February 29, 2008. The motion is unanimously accepted. The third point of the Agenda is then discussed: “3) Amendment of Articles One, Seven,

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	[emblem]

No. 009370974

Twelve and Nineteen of the By-Laws of the Company.” The Chairman takes the floor, who states that it is necessary to make certain adjustments to the current text of the by-laws in order to adapt them to current practices and in anticipation of possibly opening capital to a public offering in the future. The proposed amendments to the by-laws are the following: Article One. Current Text: The company is named RAGHSA SOCIEDAD ANONIMA.” Company not adhering to the Optional By-Laws Regime on Mandatory Acquisition Public Offerings.” New Text: “The company is named “RAGHSA SOCIEDAD ANONIMA.” The by-laws are changed so that, after the Company makes the public offering of shares, it will be subject to the Optional By-Laws Regime on Mandatory Acquisition Public Offerings, as a new and conclusive sign of the importance that the Company applies to adopting the best practices on corporate governance and protecting the interests of its investors. Article Seven A). Current Text: The shares of the Company are common book-entry shares with a par value of One Peso ($1) each and with the right to one (1) vote per share. New Text: “The shares of the Company are common, non-endorsable registered shares with a par value of One Peso (ARS 1) each and with the right to one (1) vote per share. In the event that the Company makes a Public Offering of Shares, the shares of the Company will be book-entry shares.” As long as the company does not follow the regime for the public offering of shares, it will continue with its current regime of non-endorsable registered shares, finally adopting the book-entry system when joining it. Article Twelve (B) (Meetings of the Board of Directors). Although it included

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 100

No. 009370976

for recreation1, etc.; II) Construction: to construct, recycle, remodel, repair, execute, develop, etc., real estate, whether belonging to it or to third parties, whether public or private, regardless of the use thereof, where applicable, and as appropriate pursuant to the regulations that are applicable; to construct, execute, carry out, exploit and/or administer public works, public services and/or public assets, whether as a franchisee, licensee or under any other legal manner or figure, regardless of the use thereof, to participate in franchises and/or licenses for works and/or services and/or assets and/or public assets and to acquire holdings in investment companies that have interest in licensed or franchised companies; III) Administration: to administer all types of real estate or movable assets, funds, portfolios involving credit, movable assets or real estate, assets of any nature, whether belonging to it or to third parties, to administer co-owner associations, communal parking spaces, garages, carports and parking lots, to perform terms of office and/or administration processes, to trustee duties, etc.; IV) Financing of ventures, projects, works or transactions involving real estate; to grant credit for the financing of ventures, projects, works or developments involving the real estate of third parties, whether public or private, or for the acquisition of new or used real estate, regardless of the planned use for such real estate, to make contributions of capital or technology or business know-how for the same purposes indicated above, where applicable, with the corresponding real and/or personal guarantees; all subject to the rules and regulations that are applicable and to the extent that it does not involve transactions reserved for entities included in the Law on Financial Entities of the Argentine Republic. V)

[1]	Translator’s note: This is an incomplete sentence that does not follow the text from the previous page.

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	[emblem]

No. 009370976

Representations: to accept and exercise representation, terms of office, commissions, agencies, assignments and/or processes involving business; VI) Transactions involving Assets of all types: by way of the purchase, sale, swap, leasing or any other type of authorized transactions regarding shares, negotiable bonds, bonds representing public or private debt, certificates involving equity interest units or shares representing any type of assets, any type of public or private securities, whether national or foreign, movable assets and livestock of all types, intellectual rights, patents, trademarks, industrial rights, designs, energy, and, in general, any other type of movable assets and/or rights and the exploitation and enjoyment of such movable assets and/or rights. In order to best fulfill its company purpose, the Company will have the full legal capacity to acquire rights, undertake obligations and perform all types of juristic acts that involve its purpose and that are not expressly prohibited by the laws or by these By-Laws. ARTICLE FIVE: FISCAL YEAR: The fiscal year begins on the 1st of March of each year and ends on the 28th of February of the following year. ARTICLE SIX: CAPITAL: The progress of the share capital will be recorded in the balance sheets of the Company, which will indicate the authorized amount, the class and category of the shares, their par value and the amount of votes per share. ARTICLE SEVEN: SHARES: A) The shares of the Company are common, registered and non-endorsable, with a par value of One Peso (ARS 1) each and the right to one (1) vote per share. In the event that the Company makes a Public Offering of Shares, the shares of the Company will be book-entry shares. B) The Company may issue preferred shares with or without the right to vote, which will be book-entry shares. The preferred shares

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 101

No. 009370977

will have the right to a preferred payment dividend that may or may not be cumulative, according to the conditions of the issuance thereof. Additional holdings in the net and realized profits may also be established. ARTICLE EIGHT: ISSUANCE OF SHARES: A) The Capital may be increased by decision of the ordinary general meeting. B) Each issuance of shares as applicable must be implemented pursuant to the rules of the National Securities Commission, the Exchanges in which the Company lists its shares, or the Corporate Records Office, as well as other foreign regulations as applicable. All decisions to increase the capital must be notarized in a public instrument, unless the Meeting decides otherwise upon each occurrence thereof, and be registered in the Public Registry of Commerce. C) A Meeting that decides upon issuance must establish the characteristics of the shares to be issued, being able to delegate to the Board of Directors the time of issuance, the method and conditions of payment, being able also to perform all other delegations allowed by current laws or regulations at such time. D) The Holders of common shares have the right of first refusal to subscribe new shares in proportion to their respective holdings, for which purpose they shall make use of such right in the manner and within the period established by the Meeting and the current regulations at the given time. In addition, the holders of shares who exercise their right of first refusal will enjoy the right to accrue in the event that, if the period has expired for exercising such right, there is a remaining amount that has not been subscribed; the right to accrue must be exercised simultaneously with the right of first refusal. E) In the event that the capital increases in the future are encumbered by any tax, it will be paid at the time

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370977

the pertinent documents are executed for the registration thereof. There will not be limitations to the transfer of shares of the Company, which must be executed in accordance with what is established by current legislation. ARTICLE NINE: PUBLIC OFFERING: a) Of Shares. The Company may make a public offering of its shares on any Stock Market or Exchange in the country or abroad, complying with all of the requirements demanded for such purposes. In the event that a shareholder within the Public Offering Regime has acquired 95% or more of the share capital, such shareholder may issue a unilateral statement for the acquisition of the entirety of the remaining capital following the procedure established by Decree 677/01. The statement of acquisition will in itself entail, and in accordance with the law, the withdrawal of the public offering and the listing of the shares as of the date of the public instrument that makes the controlling individual the holder of 100% of the convertible instruments and shares in accordance with the law. b) Of negotiable bonds: The Company may issue, inside or outside of the country, negotiable bonds, or other instruments, whether typical or atypical, in accordance with Law 19,550 and the special laws that are applicable. Issuance shall be decided upon by the ordinary or extraordinary general Meeting, as applicable in accordance with special legislation, or by the Board of Directors, if it is especially authorized by applicable rules. The meeting may delegate to the Board of Directors all or some of the conditions for issuance. The Company may issue other instruments allowed by current legislation, whether convertible into shares or otherwise. In the event of the issuance of convertible instruments, the shareholders will have the right of first refusal. Classes of non-voting shares may also be created under the conditions established by the regulations

ASSOCIATION OF NOTARY PUBLICS	NOTARIAL SHEET	[emblem]
CITY OF BUENOS AIRES	LAW 404
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

[stamp:]	[stamp:]
Dr. ALBERTO H. HUEYO	NATIONAL SECURITIES COMMISSION
NOTARY PUBLIC	PAGE [handwritten:] 102
[initials]

No. 009370978

of the National Securities Commission. ARTICLE TEN: BOARD OF DIRECTORS: A) The management and administration of the Company will be under the responsibility of a Board of Directors consisting of a minimum of three (3) and a maximum of fourteen (14) regular members, and an equal or lesser number of alternates, as established by the ordinary general meeting of the Company. The alternates will fill the vacancies that arise in the order of their appointment when such vacancy occurs, whether due to absence, resignation, leave, disability, inability or death, subject to acceptance by the Board of Directors of the grounds for replacement when it is temporary. B) The term of office for the Board Members will be for three (3) fiscal years, and they may be re-elected indefinitely. C) Without detriment to the application of the rules for election by cumulative vote, the election of Board Members will be performed with a list, provided that this mechanism is not objected to by any shareholder, in which case it will be done individually. The list or the person will be declared elected, according to the case, who obtains the absolute majority of the votes; if no list obtains such majority, a new vote will be performed from the two lists or persons who receive the most votes, considering as elected the list or person that in such vote obtains the greatest number of votes. As a guarantee for the performance of their duties, each Regular Board Member shall provide, within five (5) days after accepting the position, the guarantees that are required by the regulatory authority. ARTICLE ELEVEN: VACANCIES: In the event vacancies arise in the Board of Directors due to the death, disability, inability, resignation, removal or temporary absence of one or more Regular Board Members, and there are not Alternate Board Members to fill the positions and as a result such body cannot validly meet, the Oversight Committee shall assign the

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370978

number of Board Members necessary to fill the entirety of the vacancies, whose terms of office will be extended until the next ordinary general meeting. ARTICLE TWELVE: MEETINGS AND DISTRIBUTION OF POSITIONS: (A) The Board of Directors shall meet with the minimum frequency established by applicable regulations, without detriment to the Chairperson or the individual who replaces him or her calling it when deeming it appropriate or when requested by any of its members. B) Calls must be made by the Chairperson or by the individual who replaces him or her, in a certified manner, at least five days in advance, indicating the agenda. Issues not included in the agenda may be considered if they arise subsequently and are considered urgent. C) The Board of Directors shall record its decisions in a book of minutes signed for that purpose. In its first meeting after each ordinary general meeting, the Board of Directors shall assign from its members the Regular Board Members who will act as the Chairperson and the Vice Chairperson. ARTICLE THIRTEEN: QUORUM AND MAJORITIES. A) The quorum for the Board of Directors is established with the absolute majority of its regular members or alternate members who replace the regular members. The Board of Directors will make its decisions by vote of the majority of those present. In the event of a tie, the Chairperson, or the individual who replaces him or her, has the right to two votes. Decisions made in meetings of the Board of Directors where there is a quorum with the board members present will be considered valid in the place of an act being executed, and the other board members may participate in the decisions that are made to the extent that they may communicate with the present board members through a mechanism that allows them the right to speak and vote simultaneously in deliberations, such as the systems involving videoconferencing or similar systems.

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 103

No. 009370979

ARTICLE FOURTEEN: AUTHORIZATIONS OF THE BOARD OF DIRECTORS: The Board of Directors has broad authorizations to organize, administer and manage the Company, including those that require ad hoc powers of attorney pursuant to art. 1881 of the Civil Code and article 9 of Decree Law 5965/63. As a result, the Board of Directors may execute, in the name of the company, all types of juristic acts that aim to fulfill the company purpose, including buying, selling, swapping, renting real estate or movable assets of any type, being able to establish all types of rights in rem; giving and receiving collateral, mortgage or personal guarantees or guarantees of another nature; entering into all types of private agreements that are necessary to fulfill its company purpose; giving or receiving loans in money or valuables in general; operating with all types of banks, financial companies or credit entities, both official and private, national or foreign; issuing, endorsing and discounting promissory notes, bills of exchange and checks for funds or credit that is overdrawn; granting and revoking ad hoc and general powers of attorney and judicial or administrative or other powers of attorney, with full authorizations, with or without the authorization to replace or appoint managers, assigning them salaries and duties, revoking such appointments, initiating, continuing, contesting or withdrawing from criminal proceedings or complaints; and performing every other juristic act or event that pertains to its company purpose. In addition, it shall call General or Special meetings, whether ordinary or extraordinary, as applicable, establishing the agenda and submitting the Accounting Statements and Report for the fiscal year annually to the Ordinary General meeting within the legal period and with the proper formalities. The list above is for informational purposes and is not exhaustive; therefore, the board of directors may, in general, perform any operation, act, procedure and

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370979

enter into any agreement related to the company purpose pursuant to the legal provisions. ARTICLE FIFTEEN: LEGAL REPRESENTATION: The representation of the Company is exercised: A) by the Chairperson of the Board of Directors, or the individual who replaces him or her pursuant to the provisions of these By-Laws, or B) by any two (2) of the remaining Regular Board Members jointly. In these cases, Directors who exercise the legal representation of the company will require minutes from the Board of Directors that authorize the act in question. The authorization to answer interrogatories in an arbitration proceeding or lawsuit will correspond to the Chairperson, the Vice Chairperson, or the person or persons appointed by the Board of Directors in a general or ad hoc manner. The Chairperson, in addition to the duties and functions corresponding to any Regular Board Member, will exercise the representation of the Company in accordance with what is set out in the preceding article and shall comply with and ensure compliance with the laws, decrees and other legal rules applicable to the Company, as well as these By-Laws and the decisions of the meeting and the Board of Directors of the Company. The Vice Chairperson will replace the Chairperson in the event of death, disability, inability, resignation, removal or temporary or definitive absence. In all cases, except that of temporary absence, the Board of Directors shall elect a new Chairperson within thirty (30) days after the vacancy arises. ARTICLE SIXTEEN: EXECUTIVE COMMITTEE: The management of ordinary business will be the responsibility of the Board of Directors. In the event that the Company makes a Public Offering of Shares, such management will be performed by an Executive Committee consisting of a minimum of three (3) and a maximum of nine (9) regular members. In the first meeting of the Board of Directors after the Ordinary General Meeting,

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 104

No. 009370980

the Board Members must elect from its members the regular members who will make up the Executive Committee, two (2) of which must be the Chairperson and the Vice Chairperson of the Board of Directors; they will also elect one (1) alternate member – who will be another Regular Board Member – who will assume such duty in the event of a temporary or permanent vacancy of any of the regular members of the Committee. Termination for any reason from the position of regular board member of the company will automatically imply the termination of the position of member of the Executive Committee, without the need for an express decision. In its first meeting, the Executive Committee will appoint from its members a Chairperson and Vice Chairperson, the latter of which will replace the former in the event of absence or the permanent or temporary disability thereof. SEVENTEEN: OPERATION OF THE EXECUTIVE COMMITTEE. The Executive Committee will operate with the presence of two (2) of its members and will make decisions by vote of the majority thereof. In the event of a tie, the Chairperson or the individual who replaces him or her will have two votes. In its first meeting, the Executive Committee will determine the frequency of the meetings, without detriment to those that must be made by call from its Chairperson or the individual who replaces him or her, or upon request addressed thereto by any of its members, which must be carried out within forty-eight (48) hours. Under no circumstances will the meetings require an agenda that is established and reported beforehand. A record of such meetings will be made in a book of minutes that is signed for that purpose. The Executive Committee may split its functions by creating special Sub-Committees of three (3) members – the alternate indicated above will replace any of them where applicable – to whom the operational rules established beforehand will apply. The Executive Committee, without

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370980

detriment to the duties conferred upon the Board of Directors by the law and these By-Laws, shall be responsible for the management of ordinary business that is not handled directly by the Board of Directors, whether such business is originally its responsibility or is assigned thereto. As a result, the Executive Committee may, in compliance with the policies established by the Board of Directors: 1) develop and enforce the commercial, credit, financial and human resources policy of the company, and any other policy concerning the company purpose, entering into, where applicable, with sufficient representation, the necessary agreements and transactions, including any that require the execution of a public instrument; 2) Create, maintain, remove, restructure or transfer the offices and sectors involving the administrative and functional organization of the company; 3) Create Special Committees, and/or similar functional levels or structures, appoint those who will report to it and determine the scope of the functions thereof; 4) Approve the supply of staff, appoint managers, including the chief executive officer, and assistant managers, and determine their functions, hire staff of any rank or hierarchy, set the levels of remuneration for all of them and their work conditions, and take any other measure involving staff policy, including promotions and dismissals. The Chairperson of the Executive Committee will have the authority to perform transfers, relocations and/or removals, as well as apply the penalties that may apply; 5) Propose to the Board of Directors the creation, opening, relocation or closure of branches, agencies or offices inside or outside of the country, in addition to participation in the foundation or acquisition of other companies domiciled in the country or abroad and the total or partial transfer of such equity interest units, and to supervise the operation of all of them, instructing the corresponding individuals about exercising

ASSOCIATION OF NOTARY PUBLICS CITY OF BUENOS AIRES FEDERAL CAPITAL – ARGENTINE REPUBLIC [emblem]	NOTARIAL SHEET LAW 404	[emblem]

[stamp:] Dr. ALBERTO H. HUEYO NOTARY PUBLIC [initials]	[stamp:] NATIONAL SECURITIES COMMISSION PAGE [handwritten:] 105

No. 009370981

company rights; 6) Administer and dispose of company assets and, with an equal scope, take out loans in order to use the funds thereof for the operations of the company; 7) Create and submit for the consideration of the Board of Directors the plans that are necessary for the development of the policies that are referred to in paragraph 1) of this section, as well as the hiring regime, the annual budget and the estimates for expenses and investments and levels of debt; 8) Issue its own internal regulations if it deems it necessary. The list above is merely for informational purposes. The Executive Committee may perform all acts necessary for the ordinary management of the company business. Without detriment to the duties of the Board of Directors and those that correspond to the legal representatives of the Company, the Minutes of the Executive Committee will be enough documentation to authorize the execution of any ordinary operation of the company. ARTICLE EIGHTEEN: OVERSIGHT: A) OVERSIGHT COMMITTEE: A) The Oversight of the Company will be under the responsibility of an Oversight Committee consisting of three (3) Regular Members and three (3) Alternates appointed by the Ordinary General Meeting. In its first meeting after the Ordinary General Meeting, the Oversight Committee must elect from its members the one who will act as the Chairperson of the Body. B) The term of office for Members will be for one (1) fiscal year. C) The Oversight Committee will meet with the attendance of the absolute majority of its members and will make decisions by majority of votes present, and it will meet with the minimum frequency required for the fulfillment of its duties and by applicable rules. E) The Oversight Committee must record its decisions in a book of minutes signed for such purpose. F) In the event of the death,

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370981

disability, inability, resignation, removal or absence, whether temporary or permanent, of the regular members, the alternates must replace them in order of their appointment. G) The Members have the authorizations and duties assigned thereto by the Law on Commercial Companies. H) The remuneration for the Members shall be set by the Ordinary General Meeting within the limits established by current law. B) AUDIT COMMITTEE. In the event that the Company makes a Public Offering of Shares, it will have an Audit Committee that will have the duties and responsibilities established by current regulations, those that are issued in the future by the regulatory authority and those that are assigned thereto by the Shareholders Meeting and the Board of Directors. It will consist of three (3) members from the Board of Directors as regular members and three (3) alternates. The majority of the members of the Audit Committee must be categorized as independent according to the criteria determined by the regulatory authority. The members of the Committee will be elected by the Board of Directors at the proposal of the Chairperson. The Committee will set its own Internal Regulations. ARTICLE NINETEEN. SHAREHOLDERS MEETINGS. CALLS: A) All Meetings must be called by the Board of Directors, or, where applicable, by the Oversight Committee, in the cases set out by the law or at the request of the shareholders who represent five (5%) percent of the share capital. The Meetings shall be called within the periods required by current rules. B) Ordinary Meetings may be called simultaneously on first and second call in the manner established by article 237 of law 19,550, without detriment to what is set out therein for the case of Unanimous Meetings. In the absence of a simultaneous call, the Meeting, on second call, due to the first having failed,

ASSOCIATION OF NOTARY PUBLICS	NOTARIAL SHEET	[emblem]
CITY OF BUENOS AIRES	LAW 404
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

[stamp:]	[stamp:]
Dr. ALBERTO H. HUEYO	NATIONAL SECURITIES COMMISSION
NOTARY PUBLIC	PAGE [handwritten:] 106
[initials]

No. 009370982

must be held within thirty (30) days after it, complying with the publications required by current rules. ARTICLE TWENTY: OPERATION OF THE MEETINGS: The shareholders may be represented in the Meeting in question by way of granting a power of attorney in a private instrument with their signature certified by a notary public, court or bank. Shares that are jointly owned must unify their representation. Meetings must be presided over by the Chairperson of the Board of Directors, or by the Board Member who is in charge at such time of the Chairmanship of the Board of Directors. The quorum and the regime for majorities are governed by articles 243 and 244 of law 19,550 depending on the type of Meeting in question, except with regard to the quorum for extraordinary meetings on second call, which will be held regardless of the number of shares present with the right to vote. ARTICLE TWENTY-ONE: DISTRIBUTION OF PROFITS: A) The net and realized profits for each fiscal year will be applied according to the following details: 1) 5% (five percent) up to 20% (twenty percent) of the subscribed share capital, to the legal reserve fund; 2) the sum set by the Meeting, to the payment of fees for the Board of Directors and the Oversight Committee; 3) the balance to dividends and additional holdings of preferred shares, if they exist, and to dividends from common shares and/or optional reserve funds, pension funds or to a new account, or for the legal purpose determined by the Meeting. B) The dividends voted for in cash must be paid in proportion to the respective holdings within thirty (30) days of being sanctioned and the right to collect them will expire three (3) years after the date when

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370982

they were made available to the shareholders. C) Annual dividends may be paid in shares or in shares and in cash jointly, except for those that correspond to staff participation bonds, if they were issued, which will be paid exclusively in cash within the period set out in paragraph B). The other dividends shall be made available to the shareholders within a period that does not exceed what is established by the regulations of the National Securities Commission, calculated in the manner in which they are determined. D) Dividends may be distributed in cash quarterly in accordance with the applicable legal and regulatory provisions. E) When the distribution of cash dividends is approved, it may be ordered, discussing the matter as a special point on the agenda, that payment thereof be made in as many installments as set out by the meeting, with the formalities and under the conditions and within the total period applicable according to current regulations at the given time. ARTICLE TWENTY-TWO: DISSOLUTION AND LIQUIDATION: A) When the Company decides upon its dissolution, the Board of Directors, with the intervention of the Oversight Committee, shall proceed with its liquidation, unless the Meeting appoints a liquidation commission; in this case, the Meeting shall set the duties of the liquidators. B) After liabilities are settled and capital is repaid, the remaining amount will be distributed among the shareholders in proportion to their respective contributions with the priorities indicated in these By-Laws. ARTICLE TWENTY-THREE: ARBITRATION: The Company submits, for the purposes of article 38 of the Regulations on Transparency of Public Offerings from Decree 677/01, to the jurisdiction of the Court of Arbitration of the Stock Exchange of Buenos Aires.”

ASSOCIATION OF NOTARY PUBLICS	NOTARIAL SHEET	[emblem]
CITY OF BUENOS AIRES	LAW 404
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

[stamp:]	[stamp:]
Dr. ALBERTO H. HUEYO	NATIONAL SECURITIES COMMISSION
NOTARY PUBLIC	PAGE [handwritten:] 107
[initials]

No. 009370983

After a thorough debate and exchange of ideas, the shareholders unanimously approve the motion and the amended text transcribed above, authorizing the Chairman to execute the corresponding instrument and the Chairman and/or any of the board members to perform any process that is necessary for the registration thereof before the competent applicable authority. Point four of the Agenda is then discussed: “4) Consideration of the capitalization of non-refundable contributions made to the Company.” The Chairperson states that it is necessary to capitalize the paid-up non-refundable contribution according to the agreement signed on October 29, 2007, with the shareholder Edgardo Khafif for USD 7,500,000 (seven million five hundred thousand United States dollars), equivalent to ARS 23,197,500 (twenty-three million one hundred ninety-seven thousand five hundred pesos) at the Banco Nación buy exchange rate at the close of November 5, 2007 (date the subscription agreement was approved by the Board of Directors). It has been decided to capitalize the amount of ARS 3,000,000 (three million pesos), equivalent to 3,000,000 Class “B” registered common shares with one vote per share, with an issue premium per share of ARS 6.7325 (six point 7325/1000 pesos), with the total of the issue premium being ARS 20,197,500 (twenty million one hundred ninety-seven thousand five hundred pesos); therefore increasing the original share capital of the company in the amount of ARS 3,000,000 (three million pesos), which, adding the original capital of the company, comes to a total of ARS 116,371,827 (one hundred sixteen million three hundred seventy-one thousand eight hundred twenty-seven pesos), which will be represented by 47,441,857 (forty-seven million four hundred forty-one thousand eight hundred fifty-seven) class “A” shares and by 68,929,970 (sixty-eight million

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370983

nine hundred twenty-nine thousand nine hundred seventy) class “B” shares. For such reason, it is appropriate to issue non-endorsable registered common shares with a par value of ARS 1 each, with 1 vote per share. Such capital increase will be subscribed by Edgardo Khafif. After a brief debate, the motion is unanimously approved. The Chairman states that, taking into account the issuance of shares that must be performed for the purpose of specifying the approved increase of share capital, the remaining shareholders must state if they expressly waive the right of first refusal. The motion is unanimously approved, with the shareholders waiving, themselves or by way of their representatives, the right of first refusal. After the capitalization of the non-refundable contributions, the Share Capital is constituted in the following manner: Shareholders Types of shares Number of shares prior to issuance Subscription New Share Capital% Capital: Moisés Khafif -A- 47,441,857; 47,441,857; 40.767%. Moisés Khafif -B- 59,800,995; 59,800,995; 51.389%. Gloria Btesh de Khafif -B- 444,091; 444,091; 0.382%. Isaac Khafif -B- 1,858,721; 1,858;721; 1.597%. Elena Chammah -B- 1,858,721; 1,858,721; 1.597%. Edgardo Khafif -B- 108,721, 3,000,000; 3,108,721; 2.671%. Isaac Dabah and/or Ivette Dabah -B- 1,858,721; 1,858,721; 1.597%. Total 113,371,827; 116,371,827. After a brief debate, what was set out is unanimously approved and it is decided that it is appropriate to delegate to the Board of Directors the tasks referring to the issuance of the 3,000,000 shares and the registration of the increase of Share Capital. Such motion is unanimously approved. They then discuss point five of the Agenda: “5) Consideration of the capitalization of the issue premium corresponding to the non-refundable contributions capitalized on the date of the meeting.”

ASSOCIATION OF NOTARY PUBLICS	NOTARIAL SHEET	[emblem]
CITY OF BUENOS AIRES	LAW 404
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

[stamp:]	[stamp:]
Dr. ALBERTO H. HUEYO	NATIONAL SECURITIES COMMISSION
NOTARY PUBLIC	PAGE [handwritten:] 108
[initials]

No. 009370984

The Chairman states that it is appropriate to postpone the capitalization of the issue premium and thus jointly capitalize the issue premium corresponding to the non-refundable contributions already accepted and those discussed in this meeting. Having no further matters to discuss, the meeting was closed at 12:00. There are two illegible signatures.” “Extraordinary General Meeting of April 30, 2008. Sequential Number – Year 2008. Day. Month. SHAREHOLDER. Full First and Last Name. Identification Document. Domicile. REPRESENTATIVE. Full First and Last Name. Identification Document. Domicile. NUMBER OF SHARES OR CERTIFICATES – NUMBERS OF THE INSTRUMENTS, SHARES OR CERTIFICATES – CAPITAL – NUMBER OF VOTES – SIGNATURES. 1 – 4/30 – Moises Khafif Av. del Libertador 3690 17th Floor Autonomous City of Buenos Aires (CABA) – On his or her own behalf2 – 21,600,000 – 26,000,000 – 1,203,236 – 23,808 – 25,841,857 – 32,573,951 – 107,242,852 – 00,000,001/21,600.00 – 21,600,001/47,600,000 – 48,396,765/49,600,000 – 49,798,001/49,821,808 – 50,024,001/75,865,857 – 75,865,858/108,439,808 – 21,600,000 – 26,000,000 – 1,203,236 – 23,808 – 25,841,857 – 32,573,951 – 107,242,852 – 108,000,000 – 26,000,000 – 1,203,236 – 23,808 – 129,209,285 – 32,573,951 – 297,010,280 – Followed by illegible signature. 2 – 4/30 Gloria Btesh de Khafif. Av. del Libertador 3690 17th Floor CABA – On his or her own behalf – 202,192 – 241,899 – 444,091 – 49,821,809/50,024,000 – 108,439,809/108,681/707 – 202,192 – 241,899 – 444,091 – 202,192 – 241,899 – 444,091 – Followed by illegible signature – 3 4/30 – Isaac Khafif National Identification Document (DNI) [redacted]. 950 Third Avenue New York, NY 10022. Elena Chammah DNI [redacted]. Demaria 4550 38th Floor “B” – CABA – 49,500 – 59,221. 1,750,000 – 1,858,721 – 49,649,501/49,699,000 – 108,681,708/108,740,928 – 109,871,828/111,621,

[2]	Translator’s note: Gender of shareholders redacted.

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

No. 009370984

827 – 49,500 – 59,221 – 1,750,000 – 1,858,721 – 49,500 – 59,221 – 1,750,000 – 1,858,721 – Followed by illegible signature – 4 – 4/30 Elena Chammah DNI [redacted]. Demaria 4550 – 38th Floor “B” CABA. On his or her own behalf – 49,500 – 59,221 – 1,750,000 – 1,858,721 – 49,699,001/49,748,500 – 108,740,929/108,800,149 – 111,621,828/113,371,827 – 49,500 – 59,221 – 1,750,000 – 1,858,751 – 49,500 – 59,221 – 1,750,000 – 1,858,721 – Followed by illegible signature – 5 – 4/30 – Ivette Dabah and/or Isaac Dabah Identity Card Issued by Federal Police (CIPF) [redacted] / USA Passport No. [redacted]. 817 Fifth Avenue, 15th Floor New York 10022 – Elena Chammah. DNI [redacted] Demaría 4550 – 38th floor “B”. CABA – 49,500 – 59,221 – 796,764 – 953,236 – 1,858,721 – 49,600,001/49,649,500 – 108,800,150/108,859,370 – 47,600,001/48,396,764 – 108,918,592/109,871,827 – 49,500 – 59,221 – 796,764 – 953,236 – 1,858,721 – 49,500 – 59,221 – 796,764 – 953,236. Followed by illegible signature – 6 – 4/30 – Edgardo Khafif DNI. [redacted] – 950 Third Avenue – New York 10022 – Elena Chammah DNI [redacted] Demaría 4550. 38th floor “B”. CABA – 49,500 – 59,221 – 108,721 – 49,748,501/49,798,000 – 108,859,371/108,918,591 – 49,500 – 59,221 – 108,721 – 48,500 – 59,221 – 108,721 – Followed by illegible signature– 113,371,827 – 113,371,827 – 303,139,255. In the Autonomous City of Buenos Aires, on the 25th of the month of April of 2008, at 14:00, this Registration is closed, having received notice from Shareholders who represent 100% of the Share Capital. Followed by illegible signature. In the Autonomous City of Buenos Aires, on the 30th of the month of April of 2008, at 11:00, the Extraordinary General Meeting began with the attendance of three shareholders on their own behalf and three represented shareholders who possess 100% of the Share Capital. Followed by illegible signature.” THIS IS AN ACCURATE COPY, to which I attest. And after the appearing party ensured to me

ASSOCIATION OF NOTARY PUBLICS	NOTARIAL SHEET	[emblem]
CITY OF BUENOS AIRES	LAW 404
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

[stamp:]
NATIONAL SECURITIES COMMISSION
PAGE [handwritten:] 109

No. 009370985

that the representation invoked thereby is still valid, without any modification, he STATES: That for the purpose of legally implementing the decision made by his principal, HE STATES: I) Articles One, Seven, item A) and Nineteen, item A), ARE AMENDED, whose new wording is a result of the AMENDED TEXT of the BY-LAWS, which are written in the manner shown in the minutes transcribed above, and in order to avoid repetitions are deemed fully reproduced herein; II) The SHARE CAPITAL is INCREASED from the amount of One hundred thirteen million three hundred seventy-one thousand eight hundred twenty-seven pesos to the amount of ONE HUNDRED SIXTEEN MILLION THREE HUNDRED SEVENTY-ONE THOUSAND EIGHT HUNDRED TWENTY-SEVEN PESOS, represented by Forty-seven million four hundred forty-one thousand eight hundred fifty-seven class “A” shares and by Sixty-eight million nine hundred twenty-nine thousand nine hundred seventy class “B” shares; III) THREE MILLION SHARES ARE ISSUED that are Class “B” registered common shares with one vote per share, with an ISSUE PREMIUM of ARS 6.7325 per share. As a result, the total of the ISSUE PREMIUM is Twenty million one hundred ninety-seven thousand five hundred pesos. The aforementioned issuance was subscribed and paid up by one of the shareholders of the company due to the waiver of the right to exercise the right of first refusal by the remaining shareholders. Finally, the appearing party asks the authorizing Notary Public to issue thereto a copy hereof for the corresponding purposes. This instrument WAS READ to the appearing party, who ratifies the content hereof and signs it in witness whereof, before me, to which I attest. SIGNED: Moises KHAFIF. Before me, A. HUEYO. There is a stamp that says: Dr. Alberto H. HUEYO-Notary Public.

ASSOCIATION OF NOTARY PUBLICS	[emblem]
CITY OF BUENOS AIRES
FEDERAL CAPITAL – ARGENTINE REPUBLIC
[emblem]

[stamp:]
MINISTRY OF [text cut off]
[emblem]

No. 009370985

IT MATCHES its original document executed on page 958 of Notary Registry number 190 of this Federal Capital, wherein the Head Notary Public is Alberto H. HUEYO and the Assigned Notary Public is Josefina VIVOT. FOR the company “RAGHSA S.A.”, I issue this FIRST COPY on fifteen Notarial Sheets numbered from 009370971 to 009370985, Series N, which I stamp and sign in Buenos Aires on the fourteenth of the month of May of the year two thousand eight.

[stamp:]

Dr. ALBERTO H. HUEYO

NOTARY PUBLIC

[initials]

[emblem]

Ministry of Justice and Human Rights

Corporate Records Office

2007 – Year of Road Safety

Sheet: [ILLEGIBLE]

[stamp:] [ILLEGIBLE]

Corporate Records Office (IGJ) Correlating Number: 242572

Unique Taxpayer Identification Number (CUIT):

SOCIEDAD ANONIMA

Company Name:

RAGHSA

(previously):

Process Number: 2561857

Process No. Description

00430           CAPITAL INCREASE ORDINARY PROCESS

01370           AMENDMENT OF BY-LAWS

Instrument(s) 695 AND 276.

and/or private instruments:

Registered in this Registry under number: 15952

of book: 41             , volume: —

of: JOINT STOCK COMPANIES

CC3: 2         Buenos Aires, August 8, 2008

[signature]

Dr. PATRICIA LAU[R]A MA[ILLEGIBLE]

HEAD OF THE REGISTRY DEPARTMENT

CORPORATE RECORDS OFFICE

[ILLEGIBLE]

[logo:] IGJ

[3]	Translator’s note: Insufficient context to translate “CC”.

[logo:] [ILLEGIBLE]

[bar code]

*0286144*

ACTUACION NOTARIAL
LEY 404
N 017757425

C.AH06338/Mir

FOLIO: 347. PRIMERA COPIA.- RAGHSA S.A. REFORMA ARTÍCULO CUARTO.- ESCRITURA NÚMERO:NOVENTA Y SIETE.- En la Ciudad de Buenos Aires, Capital de la República Argentina, a los veintitres días del mes de Julio del año dos mil catorce, ante mí, Escribano Público autorizante, comparece el señor **Moisés KHAFIF**, argentino naturalizado, casado, titular del Documento Nacional de Identidad número 5.090.713 y C.U.I.T. número 23-05090713-9, domiciliado legalmente en la calle San Martín número 344, vigésimo noveno piso, de ésta Ciudad, persona hábil, mayor de edad, de mi conocimiento personal, doy fe así como de que concurre al presente otorgamiento en nombre y representación y en su carácter de **PRESIDENTE del DIRECTORIO** de la sociedad que gira en ésta Ciudad, con el mismo domicilio legal que su representante, bajo la denominación de **"RAHGSA SOCIEDAD ANÓNIMA", C.U.I.T. número 30-62088060-0,** cuya personería acredita con los siguientes instrumentos habilitantes: a) Con la escritura de constitución bajo la denominación de Red Argentina de Grandes Hoteles Sociedad Anónima, de fecha 2 de junio de 1969, pasada al folio 2118, protocolo correspondiente a dicho año, del Registro Notarial número 262, de ésta Ciudad, cuyo primer testimonio se inscribió en el Juzgado Nacional de Primera Instancia en lo Comercial de Registro con fecha 23 de junio de 1969, bajo el número 2335, al folio 318, del Libro 68, Tomo "A" de Estatutos de Sociedades Anónimas Nacionales, el que en fotocopia debidamente certificada se encuentra agregado al folio 1651, protocolo correspondiente al año 1980, de éste mismo Registro Notarial; b) Con la escritura de Aumento de Capital y Adecuación de los Estatutos Sociales al Régimen de la Ley 19.550 de Sociedades Comerciales, otorgada con fecha 4 de A-

N 017757425

gosto de 1980, al folio 1651 protocolo de dicho año, de éste mismo Registro Notarial, cuyo Primer Testimonio se inscribió en la Inspección General de Justicia, Registro Público de Comercio, con fecha 8 de julio de 1983, bajo el número 4346, del Libro 98, Tomo "A" de Estatutos de Sociedades Anónimas Nacionales; c) Con la escritura de Aumento de su Capital Social y Reforma de su Estatuto por modificación de su artículo cuarto, otorgada con fecha 11 de julio de 1984, pasada al folio 1302, protocolo correspondiente a dicho año, de éste mismo Registro Notarial, la que en su Primer Testimonio se inscribió en la Inspección General de Justicia con fecha 15 de noviembre de 1984, bajo el número 7956 del Libro 100, Tomo "A" de Sociedades Anónimas; d) Con la escritura de Aumento de Capital Social y Reforma de sus Estatutos por modificación de su Artículo cuarto, la que fuera efectuada por escritura de fecha 24 de febrero de 1986, pasada al folio 206, protocolo correspondiente a dicho año de éste mismo Registro Notarial y que fuera inscripta en el Registro Público de Comercio con fecha 29 de octubre del mismo año, bajo el número 7124, Libro 102, Tomo "A" de Sociedades Anónimas; e) Con la escritura de reforma de sus Estatutos Sociales por modificación de sus artículos primero y décimo primero, de fecha 14 de Septiembre de 1987, pasada al folio 1891, protocolo de dicho año de éste mismo Registro y que fuera inscripta por cambio de jurisdicción ante la Inspección General de Justicia de la Provincia de Buenos Aires el 22 de Agosto de 1989, en la Matrícula 26535, Legajo 1/45394; f) Con la escritura de reforma de su estatuto social por modificación de su artículo primero, por cambio de jurisdicción y fijación de nueva sede social, de fecha 13 de noviembre de 1989, pasada al folio 1539, protocolo correspondiente a dicho año de éste

COLEGIO DE ESCRIBANOS
ACTUACION NOTARIAL
LEY 404
Dr. ALBERTO H. HUEYO ESCRIBANO
N 017757426

mismo Registro Notarial e inscripta por ante el Registro Público de Comercio el 2 de enero de 1990, bajo el número 20 del libro 107, Tomo "A" de Sociedades Anónimas; g) Con la escritura de reforma de su Estatuto Social por modificación de su Artículo Décimo Quinto, de fecha 9 de agosto de 1990, pasada al folio 118, protocolo correspondiente a dicho año, del Registro Notarial número 1247, de la Capital Federal e inscripta por ante la Inspección General de Justicia el 7 de septiembre de 1990, bajo el número 6347, del Libro 108, Tomo "A" de Sociedades Anónimas, que en su original tengo a la vista para éste acto y en fotocopia debidamente certificada obra agregada al folio 925 protocolo correspondiente al año 1990 de éste mismo Registro Notarial; h) Con el instrumento privado de Fusión por Absorción de la sociedad "Glomo S.A." y Aumento de Capital a la suma de $ 281.720, efectuado por Acta de Asamblea Extraordinaria del 31 de mayo de 1990, y que fuera inscripta por ante el Registro Público de Comercio el 16 de enero de 1991, bajo el número 248, Tomo "A" de Sociedades Anónimas; i) Con la Escritura de Aumento de su capital social a la suma de $1.215.000 y reforma de su estatuto social por modificación de su artículo Cuarto, pasada el 29 de Junio de 1992, al folio 1784, protocolo del citado año de este mismo Registro Notarial e inscripta por ante la Inspección General de Justicia el 20 de octubre del citado año, bajo el número 10037, del libro 112, tomo "A" de S.A. ; j) con la escritura de reforma de su estatuto social por modificación de su artículo Primero en la cual se cambió su denominación social por la de Raghsa Construcciones S.A., pasada con fecha 12 de diciembre de 1992 al folio 3390, protocolo correspondiente a dicho año de éste mismo Registro Notarial e inscripta por ante el Registro Público de Comercio el 18

N 017757426

del mismo mes y año, bajo el número 12.473 del libro 112, Tomo "A" de Sociedades Anónimas; k) Con la escritura de reforma de su estatuto social por modificación de su artículo décimo primero, pasada con fecha 8 de junio 1993, al folio 1566, protocolo correspondiente a dicho año de este mismo Registro Notarial e inscripta por ante la Inspección General de Justicia el 23 de junio de 1993, bajo el número 5473, del libro 113, Tomo "A" de Sociedades Anónimas; l) Con la escritura de Fusión por Absorción, de Riaglo S.A., Glomo Construcciones S.A., Burcity S.A. y Glomo Inmobiliaria S.A., celebrada con fecha 29 de Noviembre de 1994, pasada al folio 6223, protocolo correspondiente a dicho año, de éste mismo Registro Notarial, inscripta en su testimonio, por ante la citada Inspección General de Justicia, con fecha 13 de Enero de 1995, bajo el número 464, del Libro 116, Tomo "A", de Sociedades Anónimas; m) con la escritura de Aumento de su Capital Social de la suma de $ 1. 500.000., a la de $ 36.000.000., y Reforma integral de su estatuto Social, de fecha 1 de julio de 1996, pasada al folio 3383, protocolo correspondiente a dicho año de éste mismo Registro Notarial e inscripta por ante la Inspección General de Justicia el 4 de octubre del mismo año bajo el número 9634, del libro 119, tomo "A" de Sociedades Anónimas; n) con la escritura de reforma de su estatuto social por modificación de su artículo 36, de fecha 19 de diciembre de 1996, pasada al folio 7991, protocolo correspondiente a dicho año de éste mismo Registro Notarial, la que en su primer testimonio se inscribió por ante el Registro Público de Comercio el 8 de enero de 1997, bajo el número 278, del libro 120, Tomo "A" de Sociedades Anónimas; o) Con la escritura de reforma de su estatuto social por modificación de su artículo Primero, en la cual se cambió su denominación por

COLEGIO DE ESCRIBANOS
CIUDAD DE BUENOS AIRES - CAPITAL FEDERAL - REPUBLICA ARGENTINA
ACTUACION NOTARIAL
LEY 404
COMISION NACIONAL DE VALORES
FOLIO 5
Dr. ALBERTO H. HUEYO
ESCRIBANO
N 017757427

la actual de "RAGHSA SOCIEDAD ANÓNIMA" de fecha 10 de noviembre de 1998, pasada al folio 9667, protocolo correspondiente a dicho año de éste mismo Registro Notarial e inscripta por ante la Inspección General de Justicia el 4 de febrero de 1999, bajo el número 1721, del libro 4 de Sociedades por acciones; p) Con la escritura de aumento de su capital de $ 40.000.000 a $ 43.500.000, reforma del artículo 5º y ordenamiento de sus estatutos, celebrada con fecha 1º de junio de 1999, que paso al folio 2315, protocolo de dicho año, de este mismo Registro Notarial, la que en su testimonio se inscribió con fecha 22 de septiembre de 1999, por ante la Inspección General de Justicia, bajo el Nº 13916, del Libro 7, de Sociedades Anónimas; q) Con la escritura de aumento de su capital dentro del quíntuplo, de $ 43.500.000 a $ 50.000.000, celebrada con fecha 16 de enero de 2001, que paso al folio 382, protocolo del indicado año de este mismo Registro Notarial y se inscribió por ante la Inspección General de Justicia con fecha 8 de marzo de 2001, bajo el Nº 3113, del Libro 14, Tomo de Sociedades por Acciones; r) Con la escritura de Fusión por Absorción, celebrada con las sociedades Buenos Aires Realty S.A. y Argentine Realty S.A. y Aumento de su capital dentro del quíntuplo, de $.50.000.000 a 50.024.000, con fecha 3 de Septiembre de 2003, al folio 2038, del Registro Notarial número 1975, de ésta Ciudad, en ese entonces a mi cargo, cuyo testimonio se inscribió por ante la Inspección General de Justicia, con fecha 12 de Octubre de 2007, bajo el número 17183, del Libro 37, de Sociedades por Acciones, instrumento que en fotocopia debidamente autenticada obra agregado al folio 211, protocolo correspondiente al año 2004, de éste mismo Registro Notarial; s) Con la escritura de aumento de su capital dentro del quíntuplo, de

N 017757427

$ 50.024.000 a $ 113.371.827, celebrada con fecha 16 de julio de 2007, que paso al folio 2647, protocolo del citado año de este mismo Registro Notarial, la que se inscribió por ante la Inspección General de Justicia con fecha 17 de Agosto de 2007, bajo el Nº 13646, del Libro 36 de Sociedades por Acciones; t) Con la escritura de reforma de sus estatutos e inscripción de autoridades celebrada el 28 de agosto de 2007, que paso al folio 3407, protocolo del citado año del presente Registro Notarial, inscripta por ante la Inspección General de Justicia con fecha 8 de Agosto de 2008, bajo el número 15952, Libro 41, Tomo de Sociedades por Acciones; u) Con la escritura de Aumento de Capital de $.113.371.827 a $.116.371.827 y Reforma de los Artículos 1º, 7º y 19º , celebrada con fecha 13 de mayo de 2008, pasada al folio 958 protocolo del citado año de este mismo Registro Notarial, cuyo testimonio se inscribió por ante la Inspección General de Justicia, con fecha 8 de Agosto de 2008, bajo el número 15952, Libro 41, Tomo de Sociedades por Acciones.- v) Con la escritura de aumento de capital de $ 116. 371.827 a $ 122.371.827 y emisión de Seis millones de acciones con prima, celebrada el 28 de enero de 2009, que paso al folio 135, protocolo de dicho año y se inscribió por ante la Inspección General de Justicia con fecha 12 de febrero de 2009, bajo el Nº 2540, del Libro 43, Tomo de Sociedades por Acciones.- w) Con el Acta de Asamblea General Ordinaria de fecha 28 de Julio de 2010, que dispuso el aumento de capital de $ 122.371.827 a $ 350.000.000, la emisión de acciones y elección de autoridades, que fuera protocolizada por escritura de fecha el 10 de agosto de 2010, pasada al folio 1837 protocolo del citado año del presente Registro Notarial, inscripta por ante la Inspección General de Justicia, el 26 de Octubre de 2010, bajo

COLEGIO DE ESCRIBANOS
ACTUACION NOTARIAL
LEY 404
N 017757428

el número 20088, del Libro 51, de Sociedades por Acciones.- x) Con el Acta de Asamblea General Extraordinaria de fecha 20 de marzo de 2012, que dispuso el aumento de capital de $ 350.000.000 a $ 373.000.000 y delegó en el directorio la oportunidad de su emisión, inscripta por ante la Inspección General de Justicia con fecha 26 de octubre de 2010, bajo el Nº 20. 088, del Libro 51, Tomo de Sociedades por Acciones; y) Con el Acta de la Asamblea General Extraordinaria Nº 90, celebrada el 20 de septiembre de 2012, que elevo el capital social de la suma de $ 373.000.000 a $ 373.240. 000, emitiendose 240.000 acciones ordinarias, nominativas no endosables, clase única de Un voto y valor nominal de Un peso, con una prima de emisión de $ 22,06 por acción, la que fuera inscripta por ante la Inspección General de Justicia con fecha 27 de noviembre de 2012, bajo el número 18652, del Libro 61, Tomo de Sociedades por Acciones; z) Con el acta de la Asamblea Extraordinaria de Accionistas Nº 93, celebrada el 22 de noviembre de 2012, que llevo el capital social de $ 373.240.000 a $ 373.340. 000 y resolvió emitir 100.000 acciones ordinarias, nominativas no endosables, clase única de Un voto y Un peso de valor nominal, con una prima de emisión de $ 22,85 por acción, la que se inscribió por ante la Inspección General de Justicia con fecha 31 de marzo de 2014, bajo el Nº 5528, del Libro 68, Tomo de Sociedades por Acciones.-Las actas individualizadas en los últimos items han sido tenido a la vista en sus originales y se agregan a la presente, en fotocopias debidamente certificadas; a') Con la escritura de reforma de los artículos décimo tercero y vigésimo y ordenamiento de su estatuto social, celebrada el 16 de octubre de 2013, que paso al folio 842, protocolo de dicho año de este mismo Registro Notarial y se encuentra pen-

N 017757428

diente de aprobación de la Comisión Nacional de Valores para su posterior inscripción por ante la Inspección General de Justicia y b') Con la escritura de fusión por absorción entre RAGHSA S.A. (absorbente) y BA DEVELOPMENT S.A. (absorbida), celebrada el 18 de diciembre de 2013, que paso al folio 1023, protocolo del indicado año de este mismo Registro Notarial y se encuentra pendiente de aprobación de la Comisión Nacional de Valores para su posterior inscripción por ante la Inspección General de Justicia.- **COMPLEMENTA LA PERSONERÍA** del compareciente, el Acta de Asamblea General Ordinaria de Accionistas de la sociedad, de fecha 11 de julio de 2013, que obra labrada de fojas 131 a fojas 132 del respectivo libro, en la que se eligen los miembros del actual directorio, el acta de éste órgano de igual fecha que la anterior, que obra a fojas 412 de su respectivo libro, que distribuye los cargos y se lo nombra en el invocado, cuyos originales he tenido a la vista, obran inscriptas ante la Inspección General de Justicia con fecha 30 de octubre de 2013, bajo el Nº 21638, del Libro 66, Tomo de Sociedades por Acciones y en fotocopias, debidamente certificadas, se agregan a la presente escritura, el acta de la Asamblea Ordinaria y Extraordinaria de Accionistas Nº 97, celebrada el 24 de junio de 2014, obrante de fojas 145 a fojas 149, inclusive, de su respectivo libro, que autoriza el presente otorgamiento y su correspondiente Registro de Asistencia que con igual fecha obra labrada a fojas 5 del libro correspondiente, las que tengo a la vista en sus originales y procedo a transcribir en lo pertinente, como sigue:"**ACTA DE ASAMBLEA ORDINARIA Y EXTRAORDINARIA DE ACCIONISTAS Nº 97:** En la ciudad de Buenos Aires a los 24 días del mes de junio de 2014, siendo las 11:00 horas, se reúnen en su sede social de la ca-

COLEGIO DE ESCRIBANOS
CIUDAD DE BUENOS AIRES - CAPITAL FEDERAL - REPUBLICA ARGENTINA
ACTUACION NOTARIAL
LEY 404
Dr. ALBERTO ... ESCRIBANO
N 017757429

lle San Martín Nº 344, piso 29, los Accionistas de RAGHSA Sociedad Anónima, cuya nómina consta en el Libro Registro de Asistencia a Asambleas Generales Nº 3, Folio 5 y que representan el 100% del Capital Social con derecho a voto, tres por sí y cuatro representados por la señora Rosa Bustelo; bajo la presidencia del titular señor Moisés Khafif. Se encuentra presente en representación de los miembros de la Comisión Fiscalizadora, la Dra. Haydee Laksman. No comparece el representante de la Bolsa de Comercio de Buenos Aires. Comparece en representación de la Comisión Nacional de Valores el Dr. Juan L. Canale. A continuación, toma la palabra el señor Presidente y propone que si no existen objeciones la Asamblea sea conducida por el señor Director Héctor Emilio Salvo por cuanto éste no reviste la calidad de accionista. Puesta la moción a deliberación, no hay objeciones. El señor Director Héctor Emilio Salvo declara abierto el acto para tratar el siguiente Orden del Día: 1º) Designación de dos accionistas para firmar el Acta... 3º) Ratificación de lo resuelto en la asamblea general extraordinaria del 21 de agosto de 2013 en relación a la reforma de estatutos. 4º) Ratificación de lo resuelto en la asamblea general extraordinaria del 21 de agosto de 2013 en relación a la fusión por absorción entre RAGHSA Sociedad Anónima y BA Development S.A. 5º) Consideración de la modificación del artículo cuarto de los Estatutos Sociales..... Se pasa a tratar el primer punto del Orden del Día: **1) Designación de dos accionistas para firmar el Acta.** Toma la palabra el Sr. Moisés Khafif quien propone se designe a la Sra. Gloria Btesh de Khafif y a él mismo para que suscriban, junto con el señor Director Héctor Emilio Salvo, el Acta. Se aprueba por unanimidad la moción..... Se pasa a tratar el tercer punto y cuarto punto del Or-

N 017757429

den del Día: **3) Ratificación de lo resuelto en la asamblea general extraordinaria del 21 de agosto de 2013 en relación a la reforma de estatutos. 4º) Ratificación de lo resuelto en la asamblea general extraordinaria del 21 de agosto de 2013 en relación a la fusión por absorción entre RAGHSA Sociedad Anónima y BA Development S.A.** Toma la palabra el señor Director Héctor Emilio Salvo quien propone ratificar lo resuelto en la asamblea general extraordinaria del 21 de agosto de 2013 en relación a la reforma de estatutos y lo resuelto en la asamblea general extraordinaria del 21 de agosto de 2013 en relación a la fusión por absorción entre RAGHSA Sociedad Anónima y BA Development S.A. La moción es aprobada por unanimidad de votos presentes. Se pasa a tratar el quinto punto del Orden del Día: **5º) Consideración de la modificación del artículo cuarto de los Estatutos Sociales.** Toma la palabra el señor Director Héctor Emilio Salvo quien manifiesta que como resulta de conocimiento de los presentes, la Sociedad se encuentra estudiando la posibilidad de invertir en negocios más allá de la actividad inmobiliaria. En la actualidad, en particular, se encuentra analizando el sector de hidrocarburos. Atento a ello y a fin de prever potenciales oportunidades de inversión, considera oportuno incorporar al objeto social el desarrollo de actividades de inversión y de explotación de hidrocarburos. La modificación estatutaria propuesta es la siguiente: **Texto actual:** "ARTÍCULO CUARTO: OBJETO: La Sociedad tendrá por objeto dedicarse, por sí, por intermedio de terceros, o asociada a terceros, a las siguientes actividades en el país o en el exterior: I) Operaciones Inmobiliarias: mediante la compra, venta, permuta, adquisición desarrollo y/o transferencia por cualquier título, de inmuebles aptos para cualquier desti-

ACTUACION NOTARIAL
LEY 404
Dr. ALBERTO H. HUEYO ESCRIBANO
FOLIO 8
N 017757430

no, sean urbanos o rurales, sitos en la República Argentina o en el exterior, y/o mediante la constitución, adquisición y/o transferencia de sociedades que sean titulares de tales inmuebles, pudiendo realizar desarrollos, subdivisiones, urbanizaciones, parcelamientos, y/o comercialización de Inmuebles, todo ello bajo cualquier modalidad jurídica nominada o innominada, incluyendo la compraventa, locación, arrendamiento, leasing, fideicomiso, concesión, contrato de hospedaje, contrato de garaje, cesión, contratos por los cuales se constituyan y/o transmitan derechos reales y/o derechos personales o creditorios, etc., de todo género sobre inmuebles, propios y/o de terceros, sean urbanos o rurales, sitos en la República Argentina o en el exterior; con las finalidades y/o destinos que, con sujeción a la normativa vigente, se estimare en cada caso más conveniente, tales como, a título meramente enunciativo, viviendas, oficinas comerciales y/o profesionales, locales comerciales y/o centros de comercialización a cualquier escala, explotación de establecimientos hoteleros, apart-hoteles, hosterías, tiempos compartidos, shopping centers, "malls", galerías comerciales, garajes, cocheras, playas de estacionamiento, loteos, countries, barrios cerrados, cementerios privados, centros deportivos, recreativos, turísticos y/o de esparcimientos, etc.; II) Construcciones: construir, reciclar, remodelar, reparar, ejecutar, desarrollar, etc. bienes inmuebles, propios y/o ajenos, públicos o privados, cualquiera fuere su destino, en su caso, y de corresponder conforme la normativa que resulte aplicable; construir, ejecutar, llevar a cabo, explotar y/o administrar obras públicas, servicios públicos y/o bienes públicos, sea a título de concesionaria, licenciataria o bajo cualquier otra figura o modalidad jurídica, cualesquiera fuere el destino de aquellos, participar en con-

N 017757430

cesiones y/o licencias de obras y/o servicios y/o bienes y/o bienes públicos y adquirir participación en sociedades inversoras que tengan intereses en sociedades licenciatarias o concesionarias; III) Administraciones: administrar todo tipo de bienes inmuebles o muebles, fondos, carteras crediticias, mobiliarias o inmobiliarias, activos de cualquier naturaleza, sean bienes propios y/o ajenos, administrar consorcios de copropietarios, espacios guardacoches, garajes, cocheras y playas de estacionamiento, desempeñar mandatos y/o gestiones de administración, aceptar cargos de fiduciaria, etc.; IV) Financiación de emprendimientos, proyectos, obras u operaciones inmobiliarias: otorgar créditos para la financiación de emprendimientos, proyectos, obras o desarrollos inmobiliarios de terceros, públicos o privados, o para la adquisición de inmuebles nuevos o usados, cualquiera fuere el destino previsto para tales inmuebles, efectuar aportes de capital o tecnología o conocimiento de negocios a los mismos fines antes indicados, en su caso con las garantías reales y/o personales que correspondan; todo ello con sujeción a las normas y reglamentaciones que resultaren aplicables y en la medida que no se trate de operaciones reservadas a las entidades comprendidas en la Ley de Entidades Financieras de la República Argentina. V) Representaciones: aceptar y ejercer representaciones, mandatos, comisiones, agencias, consignaciones y/o gestiones de negocios; VI) Operaciones Mobiliarias de toda clase: mediante la compra, venta, permuta, locación o cualquier otro tipo de operaciones autorizadas sobre acciones, obligaciones negociables, bonos representativos de la deuda pública o privada, certificados de participación o cuotapartes representativos de cualquier género de activos, cualquier clase de títulos públicos o privados, nacionales o extranje-

ACTUACION NOTARIAL
LEY 404
N 017757431

ros, muebles y semovientes de todo tipo, derechos intelectuales, patentes, marcas, derechos industriales, diseños, energía y, en general, cualquier otra clase de cosas muebles y/o derechos y la explotación y aprovechamiento de tales cosas muebles y/o derechos. Para el mejor cumplimiento de su objeto social la Sociedad tendrá plena capacidad jurídica para adquirir derechos, contraer obligaciones y realizar toda clase de actos jurídicos que hagan a su objeto y que no sean expresamente prohibidos por las leyes o por estos Estatutos". **Nuevo texto:** "ARTÍCULO CUARTO: OBJETO: La Sociedad tendrá por objeto dedicarse, por sí, por intermedio de terceros, o asociada a terceros, a las siguientes actividades en el país o en el exterior: I) Operaciones Inmobiliarias: mediante la compra, venta, permuta, adquisición desarrollo y/o transferencia por cualquier título, de inmuebles aptos para cualquier destino, sean urbanos o rurales, sitos en la República Argentina o en el exterior, y/o mediante la constitución, adquisición y/o transferencia de sociedades que sean titulares de tales inmuebles, pudiendo realizar desarrollos, subdivisiones, urbanizaciones, parcelamientos, y/o comercialización de Inmuebles, todo ello bajo cualquier modalidad jurídica nominada o innominada, incluyendo la compraventa, locación, arrendamiento, leasing, fideicomiso, concesión, contrato de hospedaje, contrato de garaje, cesión, contratos por los cuales se constituyan y/o transmitan derechos reales y/o derechos personales o creditorios, etc., de todo género sobre inmuebles, propios y/o de terceros, sean urbanos o rurales, sitos en la República Argentina o en el exterior; con las finalidades y/o destinos que, con sujeción a la normativa vigente, se estimare en cada caso más conveniente, tales como, a título meramente enunciativo, viviendas, oficinas comerciales y/o profe-

N 017757431

sionales, locales comerciales y/o centros de comercialización a cualquier escala, explotación de establecimientos hoteleros, apart-hoteles, hosterías, tiempos compartidos, shopping centers, "malls", galerías comerciales, garajes, cocheras, playas de estacionamiento, loteos, countries, barrios cerrados, cementerios privados, centros deportivos, recreativos, turísticos y/o de esparcimientos, etc.; II) Construcciones: construir, reciclar, remodelar, reparar, ejecutar, desarrollar, etc. bienes inmuebles, propios y/o ajenos, públicos o privados, cualquiera fuere su destino, en su caso, y de corresponder conforme la normativa que resulte aplicable; construir, ejecutar, llevar a cabo, explotar y/o administrar obras públicas, servicios públicos y/o bienes públicos, sea a título de concesionaria, licenciataria o bajo cualquier otra figura o modalidad jurídica, cualesquiera fuere el destino de aquellos, participar en concesiones y/o licencias de obras y/o servicios y/o bienes y/o bienes públicos y adquirir participación en sociedades inversoras que tengan intereses en sociedades licenciatarias o concesionarias; III) Administraciones: administrar todo tipo de bienes inmuebles o muebles, fondos, carteras crediticias, mobiliarias o inmobiliarias, activos de cualquier naturaleza, sean bienes propios y/o ajenos, administrar consorcios de copropietarios, espacios guardacoches, garajes, cocheras y playas de estacionamiento, desempeñar mandatos y/o gestiones de administración, aceptar cargos de fiduciaria, etc.; IV) Financiación de emprendimientos, proyectos, obras u operaciones inmobiliarias: otorgar créditos para la financiación de emprendimientos, proyectos, obras o desarrollos inmobiliarios de terceros, públicos o privados, o para la adquisición de inmuebles nuevos o usados, cualquiera fuere el destino previsto para tales inmuebles, efectuar aportes de capital o tecnología

COLEGIO DE ESCRIBANOS · CIUDAD DE BUENOS AIRES · CAPITAL FEDERAL · REPUBLICA ARGENTINA
ACTUACION NOTARIAL
LEY 404
ESCRIBANO
COMISION NACIONAL
10
N 017757432

o conocimiento de negocios a los mismos fines antes indicados, en su caso con las garantías reales y/o personales que correspondan; todo ello con sujeción a las normas y reglamentaciones que resultaren aplicables y en la medida que no se trate de operaciones reservadas a las entidades comprendidas en la Ley de Entidades Financieras de la República Argentina. V) Representaciones: aceptar y ejercer representaciones, mandatos, comisiones, agencias, consignaciones y/o gestiones de negocios; VI) Operaciones Mobiliarias de toda clase: mediante la compra, venta, permuta, locación o cualquier otro tipo de operaciones autorizadas sobre acciones, obligaciones negociables, bonos representativos de la deuda pública o privada, certificados de participación o cuotapartes representativos de cualquier género de activos, cualquier clase de títulos públicos o privados, nacionales o extranjeros, muebles y semovientes de todo tipo, derechos intelectuales, patentes, marcas, derechos industriales, diseños, energía y, en general, cualquier otra clase de cosas muebles y/o derechos y la explotación y aprovechamiento de tales cosas muebles y/o derechos. VII) Inversiones: llevar a cabo actividades de inversión en emprendimientos y sociedades de cualquier naturaleza, por cuenta propia o en representación de terceros o asociada a terceros, en la República Argentina o en el exterior, de acuerdo con los límites fijados por las leyes y reglamentaciones vigentes y con sujeción a las mismas, mantener participaciones accionarias en sociedades existentes o a crearse en la República Argentina o en el exterior, participar de uniones transitorias de empresas, en agrupaciones de colaboración, joint ventures, consorcios y celebrar convenios de gerenciamiento. VIII) Hidrocarburos: estudiar, explorar, catear, detectar, sondear y perforar pozos hidrocarburíferos

N 017757432

y de cualquier otra naturaleza, comprar, vender, arrendar y explotar equipos de perforación, sus repuestos y accesorios, elaborar, procesar, refinar, industrializar, almacenar, comprar, vender, permutar, importar, exportar y transportar hidrocarburos y sus derivados, propios o de terceros, sean líquidos, solidos o gaseosos y celebrar todo tipo de contratos de obras y/o servicios vinculados a las actividades anteriores. Para el mejor cumplimiento de su objeto social la Sociedad tendrá plena capacidad jurídica para adquirir derechos, contraer obligaciones y realizar toda clase de actos jurídicos que hagan a su objeto y que no sean expresamente prohibidos por las leyes o por estos Estatutos." Luego de un amplio debate y cambio de ideas, los accionistas aprueban por unanimidad la moción, autorizando al Presidente del Directorio a otorgar la correspondiente escritura.... No habiendo más asuntos que tratar se levanta la sesión siendo las 11:35 horas.Hay cuatro firmas ilegibles";"**ASAMBLEA GENERAL ORDINARIA y EXTRAORDINARIA del 24 de Junio de 2014**. Número de Orden. Año 2014. Día. Mes. ACCIONISTA. Nombre y Apellido completo. Documento de Identidad. Domicilio. REPRESENTANTE. Nombre y Apellido completo. Documento de Identidad. Domicilio. CANTIDAD DE ACCIONES O CERTIFICADOS. NÚMERO DE LOS CERTIFICADOS. CAPITAL $. CANTIDAD DE VOTOS. FIRMAS. 1.24. 06. Moisés Khafif. L.E. 5.090.713. Domicilio Legal: Demaría 4550, CABA. Por sí. 222.577.280. 222.577.280. 222.577.280. Hay una firma ilegible. 2.24. 06. Gloria Btesh de Khafif. L.C. 5.488.494. Domicilio Legal: Demaría 4550, CABA. Por sí. 1.322.720. 1.322.720. 1.322.720. Hay una firma ilegible. 3.24. 06. Isaac. R. Khafif. Trust Agreement. Fiduciario: Isaac Khafif 456891116 IRS. Domicilio legal: 950 Third Avenue, NY, 10022. Rosa Bustelo. DNI. 6.

ACTUACION NOTARIAL
LEY 404
N 017757433

664.297. Miranda 3817, CABA. 37.450.000. 37.450.000. 37.450.000. Hay una firma ilegible. 4.24.06. Elena Khafif. DNI. 22.432.691. Domicilio legal: Av. Figueroa Alcorta 3535, CABA. Por sí. 37.300.000. 37.300.000. 37.300.000. Hay una firma ilegible. 5.24.06. GMM Trust. Fiduciario: Isaac Dabah. 260795274 IRS. Domicilio legal: 1450 Broadway, NY, 10018. Rosa Bustelo. DNI. 6.664.297. Miranda 3817, CABA. 23.407.032. 23.407.032. 23.407.032. Hay una firma ilegible. 6.24.06. Ivette K. Dabah Trust Agreement. Fiduciario: Isaac Dabah 456891093 IRS. Domicilio legal: 1450 Broadway, NY, 10018. Rosa Bustelo. DNI. 6.664.297. Miranda 3817, CABA. 13.892.968. 13.892.968. 13.892.968. 13.892.968. Hay una firma ilegible. 7.24.06. Edgardo Khafif Trust Agreement. Fiduciario: Edgardo Khafif 4568911130 IRS. Domicilio legal: 950 Third Avenue, NY, 10022. Rosa Bustelo. DNI. 6.664.297. Miranda 3817, CABA. 37.390.000. 37.390.000. 37.390.000. Hay una firma ilegible. Total: 373.340. 373.340.000. 373.340.000. En la Ciudad de Buenos Aires, a los 17 días del mes de 2014, siendo las 14 hs. se cierra el presente Registro, habiendo recibido la comunicación de parte de los accionistas que representan el 100% del capital social. Hay una firma ilegible. En la Ciudad de Buenos Aires, a los 24 días del mes de junio de 2014, siendo las 11:00 hs. se da comienzo a la Asamblea General Ordinaria y Extraordinaria, con la presencia de tres accionistas por sí y cuatro por representación, los que poseen el 100% del capital social. Total acciones presentes: 373.340.000 representativas del 100% del capital en circulación. Total de votos presentes: 373.340.000 representativas del 100% de los votos. Hay una firma ilegible".-**ES COPIA FIEL**, doy fe.-Y despues de asegurarme el compareciente que la representación por el invocada permanece vigente, sin modifica-

N 017757433

ción alguna,**DECLARA: MODIFICADO EL TEXTO del ARTÍCULO CUARTO**, cuya nueva redacción es la siguiente:**"ARTÍCULO CUARTO: OBJETO**: La Sociedad tendrá por objeto dedicarse, por sí, por intermedio de terceros, o asociada a terceros, a las siguientes actividades en el país o en el exterior: I) Operaciones Inmobiliarias: mediante la compra, venta, permuta, adquisición desarrollo y/o transferencia por cualquier título, de inmuebles aptos para cualquier destino, sean urbanos o rurales, sitos en la República Argentina o en el exterior, y/o mediante la constitución, adquisición y/o transferencia de sociedades que sean titulares de tales inmuebles, pudiendo realizar desarrollos, subdivisiones, urbanizaciones, parcelamientos, y/o comercialización de Inmuebles, todo ello bajo cualquier modalidad jurídica nominada o innominada, incluyendo la compraventa, locación, arrendamiento, leasing, fideicomiso, concesión, contrato de hospedaje, contrato de garaje, cesión, contratos por los cuales se constituyan y/o transmitan derechos reales y/o derechos personales o creditorios, etc., de todo género sobre inmuebles, propios y/o de terceros, sean urbanos o rurales, sitos en la República Argentina o en el exterior; con las finalidades y/o destinos que, con sujeción a la normativa vigente, se estimare en cada caso más conveniente, tales como, a título meramente enunciativo, viviendas, oficinas comerciales y/o profesionales, locales comerciales y/o centros de comercialización a cualquier escala, explotación de establecimientos hoteleros, apart-hoteles, hosterías, tiempos compartidos, shopping centers, "malls", galerías comerciales, garajes, cocheras, playas de estacionamiento, loteos, countries, barrios cerrados, cementerios privados, centros deportivos, recreativos, turísticos y/o de esparcimientos, etc.; II) Construcciones: construir, reciclar, re-

ACTUACION NOTARIAL
LEY 404
N 017757434

modelar, reparar, ejecutar, desarrollar, etc. bienes inmuebles, propios y/o ajenos, públicos o privados, cualquiera fuere su destino, en su caso, y de corresponder conforme la normativa que resulte aplicable; construir, ejecutar, llevar a cabo, explotar y/o administrar obras públicas, servicios públicos y/o bienes públicos, sea a título de concesionaria, licenciataria o bajo cualquier otra figura o modalidad jurídica, cualesquiera fuere el destino de aquellos, participar en concesiones y/o licencias de obras y/o servicios y/o bienes y/o bienes públicos y adquirir participación en sociedades inversoras que tengan intereses en sociedades licenciatarias o concesionarias; III) Administraciones: administrar todo tipo de bienes inmuebles o muebles, fondos, carteras crediticias, mobiliarias o inmobiliarias, activos de cualquier naturaleza, sean bienes propios y/o ajenos, administrar consorcios de copropietarios, espacios guardacoches, garajes, cocheras y playas de estacionamiento, desempeñar mandatos y/o gestiones de administración, aceptar cargos de fiduciaria, etc.; IV) Financiación de emprendimientos, proyectos, obras u operaciones inmobiliarias: otorgar créditos para la financiación de emprendimientos, proyectos, obras o desarrollos inmobiliarios de terceros, públicos o privados, o para la adquisición de inmuebles nuevos o usados, cualquiera fuere el destino previsto para tales inmuebles, efectuar aportes de capital o tecnología o conocimiento de negocios a los mismos fines antes indicados, en su caso con las garantías reales y/o personales que correspondan; todo ello con sujeción a las normas y reglamentaciones que resultaren aplicables y en la medida que no se trate de operaciones reservadas a las entidades comprendidas en la Ley de Entidades Financieras de la República Argentina. V) Representaciones: aceptar y ejercer representaciones, mandatos,

N 017757434

comisiones, agencias, consignaciones y/o gestiones de negocios; VI) Operaciones Mobiliarias de toda clase: mediante la compra, venta, permuta, locación o cualquier otro tipo de operaciones autorizadas sobre acciones, obligaciones negociables, bonos representativos de la deuda pública o privada, certificados de participación o cuotapartes representativos de cualquier género de activos, cualquier clase de títulos públicos o privados, nacionales o extranjeros, muebles y semovientes de todo tipo, derechos intelectuales, patentes, marcas, derechos industriales, diseños, energía y, en general, cualquier otra clase de cosas muebles y/o derechos y la explotación y aprovechamiento de tales cosas muebles y/o derechos. VII) Inversiones: llevar a cabo actividades de inversión en emprendimientos y sociedades de cualquier naturaleza, por cuenta propia o en representación de terceros o asociada a terceros, en la República Argentina o en el exterior, de acuerdo con los límites fijados por las leyes y reglamentaciones vigentes y con sujeción a las mismas, mantener participaciones accionarias en sociedades existentes o a crearse en la República Argentina o en el exterior, participar de uniones transitorias de empresas, en agrupaciones de colaboración, joint ventures, consorcios y celebrar convenios de gerenciamiento. VIII) Hidrocarburos: estudiar, explorar, catear, detectar, sondear y perforar pozos hidrocarburiferos y de cualquier otra naturaleza, comprar, vender, arrendar y explotar equipos de perforación, sus repuestos y accesorios, elaborar, procesar, refinar, industrializar, almacenar, comprar, vender, permutar, importar, exportar y transportar hidrocarburos y sus derivados, propios o de terceros, sean líquidos, solidos o gaseosos y celebrar todo tipo de contratos de obras y/o servicios vinculados a las actividades anteriores. Para el mejor

COLEGIO DE ESCRIBANOS CIUDAD DE BUENOS AIRES CAPITAL FEDERAL - REPUBLICA ARGENTINA
ACTUACION NOTARIAL
LEY 404
COMISION NACIONAL DE VALORES FOLIO 13
N 017757435

cumplimiento de su objeto social la Sociedad tendrá plena capacidad jurídica para adquirir derechos, contraer obligaciones y realizar toda clase de actos jurídicos que hagan a su objeto y que no sean expresamente prohibidos por las leyes o por estos Estatutos".- Finalmente el compareciente solicita del escribano autorizante le expida copia de la presente, a los efectos correspondientes.-**COMO ESCRIBANO AUTORIZANTE DEJO CONSTANCIA** que los libros de la sociedad que fueran citados en el cuerpo de la presente, fueron rubricados ante la Inspección General de Justicia, bajo los números y fechas que a continuación se establecen: i) Libro de Actas de Asambleas Nº 2: Nº 69817-99 con fecha 1º de septiembre de 1999; ii) Libro de Deposito de Acciones y Registro de Asistencia a Asambleas Nº 3: Nº 72605-12 con fecha 23 de octubre de 2012 y iii) Libro de Actas de Directorio Nº 3: Nº , con fecha 1º de septiembre de 1999.-**LEÍDA** que le fuera la presente escritura al compareciente, este ratifica su contenido y la suscribe en prueba de conformidad por ante mi, doy fe.- **FIRMADO:** M. KHAFIF .- Ante mí, A. HUEYO.- Hay un sello que dice: Dr. Alberto H. HUEYO -Escribano.- **CONCUERDA** con su escritura matriz otorgada al folio 347 del Registro Notarial número 190 de ésta Capital Federal a mi cargo.- **PARA** la sociedad **RAGHSA SOCIEDAD ANONIMA** expido la presente **PRIMERA COPIA** en once sellos de Actuación Notarial numerados del 017757425 al 017757435 Serie N, que sello y firmo en el lugar y fecha de su otorgamiento.-

Dr. ALBERTO H. HUEYO
ESCRIBANO

N 017757435

En su escritura matriz hay una nota marginal que dice: COMO ESCRIBANO AUTORIZANTE y teniendo a la vista la documentación que así lo acredita, DEJO CONSTANCIA que la Sociedad compareciente en la presente escritura se denomina RAGHSA SOCIEDAD ANONIMA y no RAHSSA SOCIEDAD ANONIMA, como por error surge del cuerpo de la mencionada escritura. Conste.- A. Hueyo. Hay un sello que dice: Dr. Alberto H. HUEYO - Escribano.-

Dr. ALBERTO H. HUEYO ESCRIBANO

Ministerio de Justicia y Derechos Humanos
Inspección General de Justicia

2014 - Año de Homenaje al Almirante Guillermo Brown
en el Bicentenario del Combate Naval de Montevideo

Hoja: 1

Número Correlativo I.G.J.: 242572 **CUIT:**
SOCIEDAD ANONIMA
Razón Social :
RAGHSA
(antes):
Número de Trámite: 7211965
C.Trám. Descripción
01076 REFORMA DE OBJETO SOCIAL
01370 MODIFICACION DE ESTATUTO

Escritura/s 97

y/o instrumentos privados:

Inscripto en este Registro bajo el numero: 17587
del libro: 70 , tomo: -
de: SOCIEDADES POR ACCIONES

C.C.: 1 Buenos Aires, 12 de Septiembre de 2014

Dr. MAXIMILIANO DONDERO
JEFE
DEPARTAMENTO REGISTRAL
INSPECCIÓN GENERAL DE JUSTICIA

0633054

IGJ

PAGE 347. FIRST COPY. RAGHSA S.A. AMENDMENT OF SECTION FOUR. DFED NUMBER NINETY SEVEN: In the City of Buenos Aires, Capital City of the Republic of Argentina, on the twenty third day of the month of July of the year 2014, before me, authorizing Notary Public, there appears Mr. Moisés KHAFIF, naturalized Argentine, married, with National Identity Document number 5,090,713 and CUIT (Tax Identification Number) 23-05090713-9, legally domiciled at San Martín 344, 29th Floor, of this City, legally qualified, of legal age and known to me, I attest, and I also attest that he appears on behalf of and in his capacity as Chairman of the Board of Directors of the company that does business in this City, with the same legal domicile as its representative, under the name of “RAGHSA SOCIEDAD ANÓNIMA”, CUIT 30-62088060-0, which capacity is evidenced by the following qualifying documents: (a) With the deed of organization under the name of Red Argentina de Grandes Hoteles Sociedad Anónima dated June 2, 1969, entered on page 2118, notarial register of such year, of Notarial Registry number 262 of this City, the first certified copy of which was registered with the National Court of First Instance on Commercial Registration on June 23, 1969 under number 2335, on page 318, Book 68, Volume “A” of National Corporations’ By-laws and a duly authenticated photocopy of which is attached to page 1651, notarial record of the year 1980, of that same Notarial Registry; (b) With the deed of Capital Increase and Adjustment of the Corporate By-laws to the Regime of Law No. 19,550 of Business Companies, executed on August 4, 1980, on page 1651, notarial record of such year, of this same Notarial Registry, the first certified copy of which was registered with the Inspección General de Justicia, Public Registry of Commerce, on July 8, 1983, under number 4346, Book 98, Volume “A” of National Corporations’ By-laws; (c) With the deed of Capital Increase and Amendment of By-laws for the modification of section four thereof, executed on July 11, 1984, entered on page 1302, notarial record of such year, of this same Notarial Registry, the first certified copy of which was registered with the Inspección General de Justicia on November 15, 1984, under number 7856, Book 100, Volume “A” of Corporations; (d) With the deed of Capital Increase and Amendment of By-laws for the modification of section four thereof, executed on February 24, 1986, entered on

1

page 206, notarial record of such year, of this same Notarial Registry, registered with the Public Registry of Commerce on October 26 of that same year, under number 7124, Book 102, Volume “A” of Corporations; (e) With the deed of Amendment of By-laws for the modification of sections one and eleven thereof, executed on September 14, 1987, entered on page 1891, notarial record of such year, of this same Notarial Registry, and which due to a change in the jurisdiction was registered with the Inspección General de Justicia of the Province of Buenos Aires on August 22, 1989, under number 26535, File 1/45394; (f) With the deed of Amendment of By-laws for the modification of section one due to a change of jurisdiction and establishment of the new registered office, executed on November 13, 1989, entered on page 1539, notarial record of such year, of this same Notarial Registry, and registered with the Public Registry of Commerce on January 2, 1990, under number 20, Book 107, Volume “A” of Corporations; (g) With the deed of Amendment of By-laws for the modification of section five thereof, executed on August 9, 1990, entered on page 118, notarial record of such year of Notarial Registry number 1247 of the City of Buenos Aires, and registered with the Inspección General de Justicia on September 7, 1990, under number 6347, Book 108, Volume “A” of Corporations, the original of which I have before me in this act and a duly certified photocopy of which is attached to page 926, notarial record of the year 1990 of this same Notarial Registry; (h) With the private instrument of Merger with the company “Glomo S.A.” and Capital Increase to the amount of $281,720 made according to the Minutes of Extraordinary Meeting of May 31, 1990 and registered with the Public Registry of Commerce on January 16, 1991, under number 248, Volume “A” of Corporations; (i) With the deed of Capital Increase to the amount of $1,215,000 and Amendment of By-laws for the modification of section four thereof, entered on June 29, 1992 on page 1784, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on October 20 of such year, under number 10037, Book 112, Volume “A” of Corporations; (j) With the deed of Amendment of By-laws for the modification of section one thereof, whereby the corporate name was changed for Raghsa Construcciones S.A., entered on December 12, 1992 on page 3390, notarial record

2

of such year of this same Notarial Registry and registered with the Public Registry of Commerce on December 18 of that year, under number 12,473, Book 112, Volume “A” of Corporations; (k) With the deed of Amendment of By-laws for the modification of section eleven thereof, entered on June 8, 1993 on page 1566, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on December June 23, 1993, under number 5473, Book 113, Volume “A” of Corporations; (l) With the deed of Merger with Riaglo S.A., Glomo Construcciones S.A., Burcity S.A. and Glomo Inmobiliaria S.A., executed on November 29, 1994, entered on page 6223, notarial record of such year of this same Notarial Registry, a certified copy of which was registered with the Inspección General de Justicia on January 13, 1995, under number 464, Book 116, Volume “A” of Corporations; (m) With the deed of Capital Increase from the amount of $1,500,000 to $ 36,000,000 and Integral Reform of its By-laws, entered on July 1, 1996 on page 3383, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on October 4 of that year, under number 9634, Book 119, Volume “A” of Corporations; (n) With the deed of Amendment of By-laws for the modification of section 36 thereof, executed on December 19, 1996, entered on page 7991, notarial record of such year of this same Notarial Registry, the first certified copy of which was registered with the Public Registry of Commerce on January 8, 1997, under number 278, Book 120, Volume “A” of Corporations; (o) With the deed of Amendment of By-laws for the modification of section one thereof, whereby the corporate name was changed for “RAGHSA SOCIEDAD ANÓNIMA”, executed on November 10, 1998, entered on page 9667, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on February 4, 1999, under number 1721, Book 4 of Stock Companies; (p) With the deed of Capital Increase from the amount of $40,000,000 to $ 43,500,000, amendment of section five and reorganization of By-laws, executed on June 1, 1999, entered on page 2315, notarial record of such year of this same Notarial Registry, a certified copy of which was registered with the Inspección General de Justicia on September 22, 1999, under number 13916, Book 7 of Corporations; (q) With the deed of Capital Increase within the limit of

3

five times its amount, from $43,500,000 to $ 50,000,000, executed on January 16, 2001, entered on page 382, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on March 8, 2001, under number 3113, Book 14 of Stock Companies; (r) With the deed of Merger with the companies Buenos Aires Realty S.A. and Argentine Realty S.A. and Capital Increase within the limit of five times its amount, from $50,000,000 to $50,024,000, entered on September 3, 2003 on page 2038 of Notarial Registry number 1975 of this City, then under my charge, a certified copy of which was registered with the Inspección General de Justicia on October 12, 2007, under number 17183, Book 37 of Stock Companies, and a duly authenticated photocopy of which is attached to page 112, notarial record of the year 2004 of this same Notarial Registry; (s) With the deed of Capital Increase within the limit of five times its amount, from $50,024,000 to $ 113,371,827, executed on July 16, 2007, entered on page 2647, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on August 17, 2007, under number 13646, Book 36 of Stock Companies; (t) With the deed of Amendment of By-laws and Registration of Authorities, executed on August 28, 2007, entered on page 3407, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on August 8, 2008, under number 15952, Book 41 of Stock Companies; (u) With the deed of Capital Increase from $113,371,827 to $116,371,827 and Amendment of Sections 1, 7 and 19, executed on May 13, 2008, entered on page 958, notarial record of such year of this same Notarial Registry, a certified copy of which was registered with the Inspección General de Justicia on August 8, 2008, under number 15952, Book 41 of Stock Companies; (v) With the deed of Capital Increase from $ 116,371,827 to $122,371,827 and issue of six million shares with premium, executed on January 28, 2009, entered on page 135, notarial record of such year and registered with the Inspección General de Justicia on February 12, 2009, under number 2540, Book 43 of Stock Companies; (w) With the Minutes of General Ordinary Meeting of July 28, 2010 providing for a capital increase from $122,371,827 to $350,000,000, the issue of shares and election of authorities, notarized by means of deed dated August 10, 2010, entered on page

4

1837, notarial record of such year of this same Notarial Registry and registered with the Inspección General de Justicia on October 26, 2010, under number 20088, Book 51 of Stock Companies; (x) With the Minutes of General Extraordinary Meeting of March 20, 2012 providing for a capital increase from $350,000,000 to $373,000,000 and delegating in the Board of Directors the timing for the issue thereof, registered with the Inspección General de Justicia on October 26, 2010, under number 20088, Book 51 of Stock Companies; (y) With the Minutes of General Extraordinary Meeting No. 90 held on September 20, 2012, increasing the capital stock from $373,000,000 to $373,240,000 by means of the issue of 240,000 non-endorsable registered ordinary shares of a single class, of one peso nominal amount each and entitled to one vote per share, with an issue premium of $22.06 per share, which was registered with the Inspección General de Justicia on November 27, 2012, under number 18652, Book 61 of Stock Companies; (z) With the Minutes of General Extraordinary Meeting of Shareholders No. 93 held on November 22, 2012, increasing the capital stock from $373,240,000 to $373,340,000 and providing for the issue of 100,000 non-endorsable registered ordinary shares of a single class, of one peso nominal amount each and entitled to one vote per share, with an issue premium of $22.85 per share, which was registered with the Inspección General de Justicia on March 31, 2014, under number 5528, Book 68 of Stock Companies. I have seen the originals of all the minutes listed in the last items, certified photocopies of which have been attached to these presents; (a’) With the deed of Amendment of Sections 13 and 20 of the By-laws and the reorganization thereof, executed on October 16, 2013, entered on page 842, notarial record of such year of this same Notarial Registry, which must still be approved by the Comisión Nacional de Valores (Securities Commission) for its later registration with the Inspección General de Justicia; and (b’) With the deed of Merger of RAGHSA (absorbing company) and BA DEVELOPMENT S.A. (absorbed company), executed on December 18, 2013, entered on page 1023, notarial record of such year of this same Notarial Registry, which must still be approved by the Comisión Nacional de Valores (Securities Commission) for its later registration with the Inspección General de Justicia. EVIDENCE OF THE CAPACITY INVOKED BY THE

5

APPEARING PARTY IS SUPPLEMENTED with the Minutes of the General Ordinary Meeting of Shareholders of the company, dated July 11, 2013, appearing on pages 131 to 132 of the respective book, whereby the members of the current Board of Directors have been elected and the minutes of the Board of Directors of the same date, appearing on page 412 of the respective book, whereby positions have been distributed and appointing him in the position invoked, the originals of which I have had before me and which have been registered with the Inspección General de Justicia on October 30, 2013 under number 21638, Book 66, Volume of Stock Companies, certified copies of which are attached hereto; the minutes of Ordinary and Extraordinary Meeting of Shareholders No. 97, held on June 24, 2014, appearing on pages 145 to and including 149 of the respective book, authorizing this deed, and the relevant Attendance Sheet, which with the same date appears on page 5 of the respective book, the originals of which I have before me and the pertinent parts of which I proceed to transcribe herein: “MINUTES OF ORDINARY AND EXTRAORDINARY MEETING OF SHAREHOLDERS No. 97: In the City of Buenos Aires, on the 24th day of the month of June, 2014, at 11:00 a.m., the shareholders of RAGHSA Sociedad Anónima appearing on Register of Attendance to General Meetings No. 3, page 5 and representing 100% of the voting shares, three per se and four represented by Mrs. Rosa Bustelo held a meeting at its registered office located at San Martín 344, 29th Floor under the chair of the Chairman, Mr. Moisés Khafif. Dra. Haydee Laksam was present on behalf of the members of the Supervisory Committee. The representative of the Buenos Aires Stock Exchange was not present. Dr. Juan L. Canale was present on behalf of the Comisión Nacional de Valores (Securities Commission). The Chairman took the floor and motioned, if there were no objections, to have the meeting conducted by the director Héctor Emilio Salvo, as he is not a shareholder. Having the motion been submitted for consideration, there were no objections. The director Héctor Emilio Salvo called the meeting to order to consider the following agenda: (1) Appointment of two shareholders to sign the minutes ... (3) Ratification of the resolutions of the general extraordinary meeting of August 21, 2013 in connection with the amendment of the By-laws; (4) Ratification of the resolutions of the general extraordinary meeting of

6

August 21, 2013 in connection with the merger of RAGHSA Sociedad Anónima and BA Development S.A.; (5) Consideration of the amendment of section four of the Corporate By-laws ... The first item of the agenda was submitted for consideration; (1) Appointment of two shareholders to sign the minutes. Mr. Moisés Khafif took the floor and motioned to have Mrs. Gloria Btesh de Khafif and himself sign the minutes, together with the director Héctor Emilio Salvo. The motion was unanimously carried ... The third and fourth item of the agenda were submitted for consideration: (3) Ratification of the resolutions of the general extraordinary meeting of August 21, 2013 in connection with the amendment of the By-laws; (4) Ratification of the resolutions of the general extraordinary meeting of August 21, 2013 in connection with the merger of RAGHSA Sociedad Anónima and BA Development S.A. The director Héctor Emilio Salvo took the floor and motioned to ratify the resolutions of the general extraordinary meeting of August 21, 2013 in connection with the amendment of the By-laws, as well as the resolutions of the general extraordinary meeting of August 21, 2013 in connection with the merger of RAGHSA Sociedad Anónima and BA Development S.A. The motion was unanimously carried. Then, the fifth item of the agenda was submitted for consideration: (5) Consideration of the amendment of section four of the Corporate By-laws. The director Héctor Emilio Salvo took the floor and stated that as the attendees were aware, the Company is analyzing the possibility to invest in businesses beyond the real estate sector. At present, in particular, it is analyzing the hydrocarbon industry. Accordingly, and in order to consider potential investment opportunities, he deemed appropriate to incorporate to the corporate purpose the development of hydrocarbon investment and exploitation activities. The proposed amendment to the By-laws is as follows: Current text: “SECTION FOUR: PURPOSE: The purpose of the Company will be to engage, directly or through third parties, or in association with third parties, in the following activities in the country or abroad: (I) Real-estate transactions: by means of the purchase, sale, barter, acquisition, development and/or transfer in any manner, of real property fit for any use, whether urban or rural, within or outside the Republic of Argentina and/or by means of the organization, acquisition and/or transfer of the companies

7

holding such real property, being able to make developments, subdivisions, urbanizations and/or sell real property, all under any nominate or innominate legal modality, including sale and purchase, lease, leasing, trust, concession, accommodation contract, garage contract, assignment, contracts whereby in rem and/or personal and/or credit rights of any kind are created and/or transmitted over real property of its own and/or of third parties, urban or rural, within or outside the Republic of Argentina, for the purposes and/or uses which, subject to the laws in force, are deemed advisable such as, by way of example, housing units, commercial and/or professional offices, commercial premises and/or malls, at any scale, exploitation of hotels, apart-hotels, inns, timeshares, shopping centers, malls, department stores, garages, parking areas, parking lots, land subdivisions, country clubs, gated communities, private cemeteries, sports, recreation, touristic and/or entertainment centers, etc.; (II) Construction: build, recycle, refurbish, repair, execute, develop, etc. real property, of its own or of third parties, public or private, for any use and, where applicable, pursuant to applicable rules; build, execute, carry out, exploit and/or administer public works, utilities and/or public properties, whether as concessionaire, licensee or under any other legal form or modality, whatever the use thereof; participate in concessions and/or licenses of works and/or services and/or property and/or public properties and acquire interests in investment companies having interests in licensee or concessionaire companies; (III) Administration: administer all kind of real or personal property, funds, chattel or real estate mortgage credit portfolios, assets of any nature, whether of its own or of third parties, administer buildings, parking spaces, garages and parting lots, perform mandates and/or administration procedures, act as trustee, etc. (IV) Finance real estate developments, projects, works or transactions; grant credits to finance real estate developments, projects or works of third parties, public or private, or for the acquisition of new or used real property, whatever the use thereof; contribute capital or technology or knowledge for the above purposes, with the relevant guarantees and/or securities that may correspond; all in accordance with applicable rules and regulations and provided they are not transactions reserved to the entities covered by the Financial Entities Law of the Republic of Argentina; (V) Representation:

8

accept or exercise representations, mandates, commissions, agencies, consignments and/or business management activities; (VI) All kind of securities transactions: purchase, sell, barter, lease or any other authorized transaction with shares, notes, private or government bonds, participation certificates or shares representing any kind of assets, any kind of public or private securities, national or foreign, personal property and livestock of any kind, intellectual property rights, patents, trademarks, industrial property rights, designs, energy and, in general any other personal property and/or right and the exploitation thereof. For the better performance of its corporate purpose, the Company shall have full legal capacity to acquire rights, undertake obligations and perform all legal acts relating to its purpose and not expressly forbidden by law of by these By-laws.” New text: “SECTION FOUR: PURPOSE: The purpose of the Company will be to engage, directly or through third parties, or in association with third parties, in the following activities in the country or abroad: (I) Real-estate transactions: by means of the purchase, sale, barter, acquisition, development and/or transfer in any manner, of real property fit for any use, whether urban or rural, within or outside the Republic of Argentina and/or by means of the organization, acquisition and/or transfer of the companies holding such real property, being able to make developments, subdivisions, urbanizations and/or sell real property, all under any nominate or innominate legal modality, including sale and purchase, lease, leasing, trust, concession, accommodation contract, garage contract, assignment, contracts whereby in rem and/or personal and/or credit rights of any kind are created and/or transmitted over real property of its own and/or of third parties, urban or rural, within or outside the Republic of Argentina, for the purposes and/or uses which, subject to the laws in force, are deemed advisable such as, by way of example, housing units, commercial and/or professional offices, commercial premises and/or malls, at any scale, exploitation of hotels, apart-hotels, inns, timeshares, shopping centers, malls, department stores, garages, parking areas, parking lots, land subdivisions, country clubs, gated communities, private cemeteries, sports, recreation, touristic and/or entertainment centers, etc.; (II) Construction: build, recycle, refurbish, repair, execute, develop, etc. real property, of its own or of third parties, public or private, for any use and, where applicable,

9

pursuant to applicable rules; build, execute, carry out, exploit and/or administer public works, utilities and/or public properties, whether as concessionaire, licensee or under any other legal form or modality, whatever the use thereof; participate in concessions and/or licenses of works and/or services and/or property and/or public properties and acquire interests in investment companies having interests in licensee or concessionaire companies; (III) Administration: administer all kind of real or personal property, funds, chattel or real estate mortgage credit portfolios, assets of any nature, whether of its own or of third parties, administer buildings, parking spaces, garages and parting lots, perform mandates and/or administration procedures, act as trustee, etc. (IV) Finance real estate developments, projects, works or transactions; grant credits to finance real estate developments, projects or works of third parties, public or private, or for the acquisition of new or used real property, whatever the use thereof; contribute capital or technology or knowledge for the above purposes, with the relevant guarantees and/or securities that may correspond; all in accordance with applicable rules and regulations and provided they are not transactions reserved to the entities covered by the Financial Entities Law of the Republic of Argentina; (V) Representation: accept or exercise representations, mandates, commissions, agencies, consignments and/or business management activities; (VI) All kind of securities transactions: purchase, sell, barter, lease or any other authorized transaction with shares, notes, private or government bonds, participation certificates or shares representing any kind of assets, any kind of public or private securities, national or foreign, personal property and livestock of any kind, intellectual property rights, patents, trademarks, industrial property rights, designs, energy and, in general any other personal property and/or right and the exploitation thereof; (VII) Investments: to engage in investment activities in connection with developments and companies of any nature, directly or on behalf of third parties or in association with third parties, within or outside the Republic of Argentina, according to the limits fixed by the laws and regulations in force and subject thereto; hold shares in companies existing or to be created in the Republic of Argentina or abroad, participate in joint ventures, collaborative associations, consortiums and enter into management agreements; (VIII)

10

Hydrocarbons: study, explore, prospect, detect and drill hydrocarbon or other wells; purchase, sell, lease and exploit drilling equipment, its parts and accessories; elaborate, process, refine, industrialize, store, purchase, sell, barter, import, export and transport hydrocarbons and their by-products, of its own or of third parties, whether liquid, solid or gaseous, and enter into all kind of works and/or services contracts relating to the above activities. For the better performance of its corporate purpose, the Company shall have full legal capacity to acquire rights, undertake obligations and perform all legal acts relating to its purpose and not expressly forbidden by law of by these By-laws.” After a long discussion, the shareholders unanimously carried the motion, authorizing the Chairman of the Board of Directors to execute the corresponding deed ... There being no further business to transact, the meeting was adjourned at 11:35 a.m. There are four illegible signatures.” “GENERAL ORDINARY AND EXTRAORDINARY MEETING of June 24, 2014. Order number. Year 2014. Day. Month, SHAREHOLDER. Full name. Identity document. Address. REPRESENTATIVE. Full name. Identity document. Address. NUMBER OF SHARES OR CERTIFICATES. NUMBER ON THE CERTIFICATES. CAPITAL STOCK $. NUMBER OF VOTES. SIGNATURES. 1.24.06. Moisés Khafif. Enrollment Booklet 5,090,713. Legal Domicile: Demaría 4550, City of Buenos Aires. Per se. 222,577,280. 222,577,280. 222,577,280. There is an illegible signature. 2.24.06. Gloria Btesh de Khafif. Civic Booklet 5,488,494. Legal Domicile: Demaría 4550, City of Buenos Aires. Per se. 1,322,720. 1,322,720. 1,322,720. There is an illegible signature. 3.24.06. Isaac R. Khafif Trust Agreement. Trustee: Isaac Khafif 456891116 IRS. Legal Domicile: 950 Third Avenue, NY 10022. Rosa Bustelo. National Identity Document 6.664.297. Miranda 3817, City of Buenos Aires. 37,450,000. 37,450,000. 37,450,000. There is an illegible signature. 4.24.06. Helena Khafif. National Identity Document 22,432,691. Legal Domicile: Av. Figueroa Alcorta 3535, City of Buenos Aires. Per se. 37,300,000. 37,300,000. 37,300,000. There is an illegible signature. 5.24.06. GMM Trust. Trustee: Isaac Dabah, 260795274 IRS. Legal domicile: 1450 Broadway, NY 10018. Rosa Bustelo. National Identity Document 6.664.297. Miranda 3817, City of Buenos Aires. 23,407,032. 23,407,032. 23,407,032. There is an illegible signature. 6.24.06. Ivette

11

K. Dabah Trust Agreement. Trustee: Isaac Dabah, 456891093 IRS. Legal domicile: 1450 Broadway, NY 10018. Rosa Bustelo. National Identity Document 6.664.297. Miranda 3817, City of Buenos Aires. 13,892,968. 13,892,968. 13,892,968 There is an illegible signature. 7.24.06. Edgardo Khafif Trust Agreement. Trustee: Edgardo Khafif, 4568911130 IRS. Legal domicile: 950 Third Avenue, NY 10022. Rosa Bustelo. National Identity Document 6.664.297. Miranda 3817, City of Buenos Aires. 37,390,000. 37,390,000. 37,390,000. There is an illegible signature. Total: 373,340. 373.340.000. 373.340.000. In the City of Buenos Aires, on the 17th day of the month of [blank], 2014, at 2:00 p.m., this Register is closed, having received the communication from the shareholders representing 100% of the capital stock. There is an illegible signature. In the City of Buenos Aires, on the 24th day of the month of June, 2014, at 11:00 a.m., the General Ordinary and Extraordinary Meeting is called to order with the presence of three shareholders per se and four by proxy, who hold 100% of the outstanding shares. Total votes present: 373,340,000, representing 100% of votes. There is an illegible signature.” THE ABOVE IS A TRUE COPY, I attest. And after having the appearing party assured that the representation invoked is in force, without any modification he DECLARES: THAT THE TEXT OF SECTION FOUR IS AMENDED, which shall read as follows: “SECTION FOUR: PURPOSE: The purpose of the Company will be to engage, directly or through third parties, or in association with third parties, in the following activities in the country or abroad: (I) Real-estate transactions: by means of the purchase, sale, barter, acquisition, development and/or transfer in any manner, of real property fit for any use, whether urban or rural, within or outside the Republic of Argentina and/or by means of the organization, acquisition and/or transfer of the companies holding such real property, being able to make developments, subdivisions, urbanizations and/or sell real property, all under any nominate or innominate legal modality, including sale and purchase, lease, leasing, trust, concession, accommodation contract, garage contract, assignment, contracts whereby in rem and/or personal and/or credit rights of any kind are created and/or transmitted over real property of its own and/or of third parties, urban or rural, within or outside the Republic of Argentina, for the purposes and/or uses which, subject to the laws in

12

force, are deemed advisable such as, by way of example, housing units, commercial and/or professional offices, commercial premises and/or malls, at any scale, exploitation of hotels, apart-hotels, inns, timeshares, shopping centers, malls, department stores, garages, parking areas, parking lots, land subdivisions, country clubs, gated communities, private cemeteries, sports, recreation, touristic and/or entertainment centers, etc.; (II) Construction: build, recycle, refurbish, repair, execute, develop, etc. real property, of its own or of third parties, public or private, for any use and, where applicable, pursuant to applicable rules; build, execute, carry out, exploit and/or administer public works, utilities and/or public properties, whether as concessionaire, licensee or under any other legal form or modality, whatever the use thereof; participate in concessions and/or licenses of works and/or services and/or property and/or public properties and acquire interests in investment companies having interests in licensee or concessionaire companies; (III) Administration: administer all kind of real or personal property, funds, chattel or real estate mortgage credit portfolios, assets of any nature, whether of its own or of third parties, administer buildings, parking spaces, garages and parting lots, perform mandates and/or administration procedures, act as trustee, etc. (IV) Finance real estate developments, projects, works or transactions; grant credits to finance real estate developments, projects or works of third parties, public or private, or for the acquisition of new or used real property, whatever the use thereof; contribute capital or technology or knowledge for the above purposes, with the relevant guarantees and/or securities that may correspond; all in accordance with applicable rules and regulations and provided they are not transactions reserved to the entities covered by the Financial Entities Law of the Republic of Argentina; (V) Representation: accept or exercise representations, mandates, commissions, agencies, consignments and/or business management activities; (VI) All kind of securities transactions: purchase, sell, barter, lease or any other authorized transaction with shares, notes, private or government bonds, participation certificates or shares representing any kind of assets, any kind of public or private securities, national or foreign, personal property and livestock of any kind, intellectual property rights, patents, trademarks, industrial property rights, designs, energy and, in general any other personal

13

property and/or right and the exploitation thereof; (VII) Investments: to engage in investment activities in connection with developments and companies of any nature, directly or on behalf of third parties or in association with third parties, within or outside the Republic of Argentina, according to the limits fixed by the laws and regulations in force and subject thereto; hold shares in companies existing or to be created in the Republic of Argentina or abroad, participate in joint ventures, collaborative associations, consortiums and enter into management agreements; (VIII) Hydrocarbons: study, explore, prospect, detect and drill hydrocarbon or other wells; purchase, sell, lease and exploit drilling equipment, its parts and accessories; elaborate, process, refine, industrialize, store, purchase, sell, barter, import, export and transport hydrocarbons and their by-products, of its own or of third parties, whether liquid, solid or gaseous, and enter into all kind of works and/or services contracts relating to the above activities. For the better performance of its corporate purpose, the Company shall have full legal capacity to acquire rights, undertake obligations and perform all legal acts relating to its purpose and not expressly forbidden by law of by these By-laws.” Finally, the appearing party requests the authorizing notary public to issue a copy hereof, for the relevant purposes. AS AUTHORIZING NOTARY PUBLIC I CERTIFY that the company’s books that were mentioned in the body hereof have been officially sealed by the Inspección General de Justicia under the numbers and on the dates specified below: (i) Book of Minutes of Shareholders’ Meetings No. 2: No. 69817-99 on September 1, 1999; (ii) Share Deposit and Meeting Attendance Book No. 3: No. 72605-12 on October 23, 2012; (iii) Book of Minutes of Board of Directors’ Meetings No. 3, on September 1, 1999. Having this deed been read to the appearing party, he ratifies its contents and signs it before me, I attest. SIGNED: M. KHAFIF. Before me, A. Hueyo. There is a seal which reads: Dr. Alberto H. HUEYO, Notary Public. IT IS CONSISTENT with the original deed, entered on page 347 of Notarial Registry number 190 of this City, under my charge. For the company RAGHSA SOCIEDAD ANÓNIMA, I issue this FIRST COPY on eleven sheets of notarial paper numbered from 017757425 to 017757435 Series N, onto which I set my hand and seal at the place and on the date of its execution.

14

[There is a signature and a seal which reads:] Dr. Alberto H. Hueyo – Notary Public.

In the original deed there is a marginal note which reads as follows: As AUTHORIZING NOTARY PUBLIC, and having the documentation so evidencing before me, I HEREBY CERTIFY that the name of the Company appearing in this deed is RAGHSA SOCIEDAD ANÓNIMA and not RAHGSA SOCIEDAD ANÓNIMA, as mistakenly stated in the body of the deed. A. Hueyo. There is a seal which reads: Dr. Alberto H. Hueyo, Notary Public.

[There is a signature and a seal which reads:] Dr. Alberto H. Hueyo – Notary Public

15

Ministry of Justice and Human Rights

Inspección General de Justicia (Public Registry of Commerce)

Page: 1

IGJ Correlative Number: 242572	Tax Identification Number: [in blank]

Corporation

Corporate Name:

RAGHSA

(before): [in blank]

Formality Number: 7211965

Formality Code and Description:

01076 – Modification of corporate purpose

01370 – Amendment of By-laws

Deed(s) and/or private instrument(s): 97

Registered with this Registry under number: 17587 of Book: 70, Volume: — of: Stock Companies

C.C: 1

Buenos Aires, September 12, 2014

[There is a signature and a seal which reads:] Dr. Maximiliano Dondero – Head of Registration Department – Inspección General de Justicia

16

1 24

del de 19

CANTIDAD DE ACCIONES O CERTIFICADOS	NUMEROS DE LOS TITULOS ACCIONES O CERTIFICADOS	CAPITAL	CANTIDAD DE VOTOS	FIRMAS

Dr. ALBERTO H. HUEYO ESCRIBANO

MINISTERIO DE JUSTICIA INSPECCION GENERAL DE JUSTICIA

MINISTERIO DE JUSTICIA INSPECCION GENERAL DE JUSTICIA

INSPECCION GENERAL DE JUSTICIA

REGISTRO PUBLICO DE COMERCIO

B 5710

Libro DEP. DE ACCIONES Y REG. ASISTENCIA ASAMBLEAS Nº2

Pertenece a: RAGHSA CONSTRUCCIONES S.A

Domicilio: CORRIENTES 447 5º

Consta de: 49 H.

Observaciones:

I. G. J.

A

Buenos Aires, 8 MAR 1994 de 19

ALEJANDRA M. DOLFINI
Coordinadora Div. Intervención y Rúbrica de Libros

1

22

Dr. ALBERTO H. HUEYO ESCRIBANO

FOLIO 25

COMISION NACIONAL DE VALORES FOLIO 98

ASAMBLEA GENERAL

Número de Orden	Año 19........ Día	Mes	ACCIONISTA Nombre y Apellido completo Documento de Identidad Domicilio	REPRESENTANTE Nombre y Apellido completo Documento de Identidad Domicilio

INSPECCION GENERAL DE JUSTICIA DECRETO Nº 754/95 LEY Nº 23412	COLEGIO DE ESCRIBANOS DE LA CAPITAL FEDERAL L 000461612

Rubrica Nº 62833-99

Pertenece a RAGHSA
SOCIEDAD ANONIMA
Domicilio AVDA CORRIENTES 00447 Piso 5

MARTA DE JESUS LASCANO
RESPONSABLE AREA
INTERVENCION Y RUBRICA DE LIBROS
INSPECCION GENERAL DE JUSTICIA
INSPECCION GENERAL DE JUSTICIA

Libro: DEPOSITO DE ACCIONES Y REGISTRO DE ASIS- Número de TENCIA A ASAMBLEAS Libro: 2
Consta de: 0049 folios
0050608

Observaciones: El presente libro se transfiere de la sociedad RAGHSA CONSTRUCCIONES
SOCIEDAD ANONIMA
rubricado con el númeroB-5710 de fecha 08/03/1994

En la fecha se procede a la rúbrica del presente libro con intervención de escribano habilitado para actuar en el Registro Notarial Nro. 190 de la Capital Federal.

Buenos Aires, 1 de Septiembre de 1999

JOSEFINA VINOT ESCRIBANA MAT. 4311

48

DR. ALBERTO H. HUEYO ESCRIBANO
COMISION NACIONAL DE VALORES FOLIO 26
COMISION NACIONAL DE VALORES FOLIO 99

ASAMBLEA GENERAL Ordinaria

Número de Orden	Año 2012 Día	Mes	ACCIONISTA Nombre y Apellido completo Documento de Identidad Domicilio	REPRESENTANTE Nombre y Apellido completo Documento de Identidad Domicilio
1	22	11	Moises Khafif LE 5.090.713 Domicilio legal: Demaria 4550 CABA	por sí
2	22	11	Gloria Btesh de Khafif LC 5 488 444 Domicilio legal: Demaria 4550 CABA	por sí
3	22	11	Isaac R. Khafif trust Agreement Fiduciario Isaac Khafif - 456891116 FRS Domicilio legal: 950 3rd Avenue, NY 10022	Elena Khafif DNI 22432691 - representación convencional Domicilio legal: Av. Figueroa Alcorta 3535 CABA
4	22	11	Elena Khafif DNI 22 432 691 Domicilio legal: Av. Figueroa Alcorta 3535 CABA	por sí
5	22	11	GKH trust Fiduciario: Isaac Dabah - FRS 260 495 274 Domicilio legal: 1450 Broadway, NY 10018	Elena Khafif DNI 22432691 - representación convencional Domicilio legal: Av. Figueroa Alcorta 3535 CABA
6	22	11	Yvette K Dabah trust Agreement Fiduciario: Yvette Dabah - 456891093 FRS Domicilio legal: 1450 Broadway, NY 10018	Elena Khafif DNI 22432691 - representación convencional Domicilio legal: Av. Figueroa Alcorta 3535 CABA
7	22	11	Edgardo Khafif trust Agreement Fiduciario: Edgardo Khafif - 456891130 FRS Domicilio legal: 950 3rd Avenue, NY 10022	Elena Khafif DNI 22432691 - representación convencional Domicilio legal: Av. Figueroa Alcorta 3535 CABA
				total :

En la ciudad de Buenos Aires, a los 16 días del mes de ... habiendo recibido la comunicación de parte de accionistas ...

En la ciudad de Buenos Aires, a los 22 días del mes de ... a la Asamblea General Ordinaria con la asistencia de ... poseen el 100% del capital social, total acciones presentes: 37... total de votos presentes: 373 240 000 representativos del 100% de ...

48 FOLIO 27

COMISIÓN NACIONAL DE VALORES FOLIO 100

del 22 de noviembre 19 2012

CANTIDAD DE ACCIONES O CERTIFICADOS	NUMEROS DE LOS TITULOS ACCIONES O CERTIFICADOS	CAPITAL	CANTIDAD DE VOTOS	FIRMAS
222477280		222.477.280	222477280	[illegible]
1322720		1.322.720	1322720	[illegible]
37450000		37450000	37450000	[illegible]
37300000		37300000	37300000	[illegible]
23407032		23407032	23407032	[illegible]
13892968		13.892.968	13892968	[illegible]
37390000		37.390000	37390000	[illegible]
373240000		373240000	373240000	

noviembre de 2012 se cierra el presente Registro, que representan al 100% del capital social.

[illegible]

noviembre de 2012 siendo las 11:00 hs se da comienzo ... accionistas por si y cuantos representados los que 373 240 000 representados ... del 100% del capital en circulación de los votos.

[illegible]

AH

COLEGIO DE ESCRIBANOS · CIUDAD DE BUENOS AIRES · CAPITAL FEDERAL · REPUBLICA ARGENTINA

CERTIFICACION DE REPRODUCCIONES
LEY 404

FOLIO 28

FOLIO 101

CERTIFICACION DE REPRODUCCIONES

V 000347800

En mi carácter de Escribano Público Autorizante, Titular al Registro Notarial número 190 de la Capital Federal de la República Argentina, CERTIFICO que la presente es COPIA FIEL del original del ACTA DE ASAMBLEA GENERAL ORDINARIA de "RAGHSA SOCIEDAD ANONIMA", celebrada con fecha 22 de noviembre de 2012, obrante en el folio 48 del libro de Actas de DEPOSITO DE ACCIONES Y REGISTRO DE ASISTENCIA ASAMBLEAS número 2 (dos) de la mencionada sociedad, el que se halla rubricado en la Inspección General de Justicia - Colegio de Escribanos de la Capital Federal bajo el número 69833-99, con fecha 01 de Septiembre de 1999, acta que tengo a la vista para este acto, doy fe.- PARA SER PRESENTADO ante la autoridad que así lo requiera extiendo la presente en la Ciudad Autónoma de Buenos Aires, Capital de la República Argentina, a los veinte días del mes de diciembre del año dos mil doce.-

Dr. ALBERTO H. HUEYO
ESCRIBANO

Ministerio de Justicia y Derechos Humanos
Inspección General de Justicia

2014 - Año de Homenaje al Almirante Guillermo Brown
en el Bicentenario del Combate Naval de Montevideo

COMISIÓN NACIONAL DE VALORES FOLIO 102

Hoja: 1

Número Correlativo I.G.J.: 242572 **CUIT:**

SOCIEDAD ANONIMA

Razón Social :
RAGHSA

(antes):

Número de Trámite: 7129858

C.Trám. Descripción

00430 AUMENTO DE CAPITAL TRAM. ORDINARIO

y/o instrumentos privados: 20/12/12

Inscripto en este Registro bajo el numero: 2420
del libro: 67 , tomo: -
de: SOCIEDADES POR ACCIONES

C.C.: 1 Buenos Aires, 10 de Febrero de 2014

Dr. MAXIMILIANO DONDERO
JEFE
DEPARTAMENTO REGISTRAL
INSPECCION GENERAL DE JUSTICIA

IGJ

0604996

IGJ

129

FOLIO 11

Dr. ALBERTO H. HOEYO ESCRIBANO

MINISTERIO DE JUSTICIA

ACTA DE ASAMBLEA EXTRAORDINARIA DE ACCIONISTAS Nº 93: En la ciudad de Buenos Aires a los 22 días del mes de noviembre de 2012, siendo las 11:45 horas, se reúnen en su sede social de la calle San Martín Nº 344, piso 29, CABA, los accionistas de [illegible]GHSA Sociedad Anónima, cuya nómina consta en el Libro Registro de Asistencia a Asambleas Generales Nº 2, Folio 49 y que representan el 100% del capital social con derecho a voto, tres por sí y cuatro representados. Preside la reunión el presidente señor Moisés Khafif. Se encuentra presente en representación de los miembros de la Comisión Fiscalizadora, la Dra. Haydee E. Laksman. No comparece el representante de la Bolsa de Comercio de Buenos Aires y de la Comisión Nacional de Valores. El Presidente declara abierto el acto para tratar el siguiente Orden del Día: "1º) Designación de dos accionistas para firmar el Acta. 2º) Consideración de la capitalización de los aportes irrevocables efectuados por el accionista Moisés Khafif. 3º) Emisión de los títulos representativos del capital social e inscripción registral".

Se pasa a tratar el primer punto del Orden del Día: "1º) Designación de dos accionistas para firmar el Acta." Toma la palabra el señor Moisés Khafif quien propone se designe a la señora Gloria Btesh de Khafif y a él mismo para que suscriban el acta. Se aprueba por unanimidad la moción.

Se pasa a tratar el segundo punto del Orden del Día: "2º) Consideración de la capitalización de los aportes irrevocables efectuados por el accionista Moisés Khafif." Manifiesta el Dr. Héctor Emilio Salvo la necesidad de capitalizar los aportes irrevocables efectuados por el accionista Moisés Khafif que fueran aceptados por acta de directorio del 06 de noviembre de 2012 y que ascienden a la suma total de pesos dos millones trescientos ochenta y cinco mil ($2.385.000). Luego de un debate sobre el particular y por unanimidad de los votos presentes, se resuelve aprobar el aumento capital de $ 373.240.000 a $ 373.340.000 mediante un aumento de $ 100.000, a integrar mediante la CAPITALIZACIÓN de los aportes efectuados por el accionista Moisés Khafif; emitiéndose 100.000 acciones ordinarias nominativas no endosables clase única de 1 voto y valor nominal de $1, con una prima de emisión de $ 22,85 por cada acción. Las citadas acciones se encuentran integradas en su totalidad. En consecuencia, el accionista Moisés Khafif suscribe 100.000 acciones ordinarias nominativas no endosables clase única de 1 voto y valor nominal de $ 1. El señor Presidente manifiesta que luego de la capitalización aprobada se verían modificadas las proporciones en las tenencias accionarias. Esta situación, hace necesaria que los restantes accionistas expresen su renuncia al derecho de preferencia. Todos los accionistas presentes manifiestan en forma expresa su renuncia al ejercicio del derecho de preferencia que les asiste. Las tenencias previas y post aumento resultan las siguientes, a saber:

Accionista	Previo a la emisión		Post emisión	
	Cantidad de acciones	% Capital	Cantidad de acciones	% Capital
Moisés Khafif	222.477.280	59,607%	222.577.280	59,618%
Gloria Btesh	1.322.720	0,354%	1.322.720	0,354%
Isaac R. Khafif Trust Agreement	37.450.000	10,034%	37.450.000	10,031%
Elena Khafif	37.300.000	9,994%	37.300.000	9,991%
GMM Trust	23.407.032	6,271%	23.407.032	6,270%
Ivette K. Dabah Trust Agreement	13.892.968	3,722%	13.892.968	3,721%
Edgardo Khafif Trust Agreement	37.390.000	10,018%	37.390.000	10,015%
Totales	373.240.000	100%	373.340.000	100%

Se pasa a tratar el tercer punto del Orden del Día: "3º) Emisión de los títulos representativos del capital social e inscripción registral" se resuelve por unanimidad delegar en el Directorio las tareas referidas a la emisión de títulos representativos de acciones y la inscripción del aumento del capital social precedentemente aprobado.

130

FOLIO 12

Finalmente y también por unanimidad se resuelve autorizar a la Dra. Yanina Leticia Odriozola a efectuar las publicaciones de ley que correspondan.

No habiendo más asuntos que tratar se levanta la sesión siendo las 12:15 horas.

Sr. Moisés Khafif

Sra. Gloria Btesh de Khafif

Dra. Haydee E. Laksman

COPIA certificada en la foja de Actuación Notarial N° U 00034776.
Bs. As. 20/12/12

Dr. ALBERTO H. HUEYO
ESCRIBANO

A·H

FOLIO 13

CERTIFICACION DE REPRODUCCIONES

CERTIFICACION DE REPRODUCCIONES V 000347795

En mi carácter de Escribano Público Autorizante, Titular al Registro Notarial número 190 de la Capital Federal de la República Argentina, CERTIFICO que la presente es COPIA FIEL del original del ACTA DE ASAMBLEA EXTRAORDINARA DE ACCIONISTAS número 93 de "RAGHSA SOCIEDAD ANONIMA", celebrada con fecha 22 de noviembre de 2012, obrante en los folios 129 y 130 del libro de Actas de Asambleas número 2 (dos) de la mencionada sociedad, el que se halla rubricado en la Inspección General de Justicia - Colegio de Escribanos de la Capital Federal, bajo el número 69817-99, con fecha 01 de Septiembre de 1999, acta que tengo a la vista para este acto, doy fe.- PARA SER PRESENTADO ante la autoridad que así lo requiera extiendo la presente en la Ciudad Autónoma de Buenos Aires, Capital de la República Argentina, a los veinte días del mes de diciembre del año dos mil doce.-

ESCRIBANO

COLEGIO DE ESCRIBANOS
CIUDAD DE BUENOS AIRES
CAPITAL FEDERAL - REPÚBLICA ARGENTINA
CERTIFICACION DE REPRODUCCIONES
LEY 404
FOLIO

CERTIFICACION DE REPRODUCCIONES

V 000347796

En mi carácter de Escribano Público Autorizante, Titular al Registro Notarial número 190 de la Capital Federal de la República Argentina, CERTIFICO que la presente es COPIA FIEL del original del ACTA DE ASAMBLEA EXTRAORDINARA DE ACCIONISTAS número 93 de "RAGHSA SOCIEDAD ANONIMA", celebrada con fecha 22 de noviembre de 2012, obrante en los folios 129 y 130 del libro de Actas de Asambleas número 2 (dos) de la mencionada sociedad, el que se halla rubricado en la Inspección General de Justicia - Colegio de Escribanos de la Capital Federal, bajo el número 69817-99, con fecha 01 de Septiembre de 1999, acta que tengo a la vista para este acto, doy fe.- PARA SER PRESENTADO ante la autoridad que así lo requiera extiendo la presente en la Ciudad Autónoma de Buenos Aires, Capital de la República Argentina, a los veinte días del mes de diciembre del año dos mil doce.-

ESCRIBANO

Ministerio de Justicia y Derechos Humanos
Inspección General de Justicia

2014 - Año de Homenaje al Almirante Guillermo Brown
en el Bicentenario del Combate Naval de Montevideo

Hoja: 1

Número Correlativo I.G.J.: 242572 CUIT:
SOCIEDAD ANONIMA
Razón Social :
RAGHSA
(antes):
Número de Trámite: 180000
C.Trám. Descripción
02502 INSCRIPCION COMPLEMENTARIA
y/o instrumentos privados: 20/12/12

Inscripto en este Registro bajo el numero: 5528
del libro: 68 , tomo: -
de: SOCIEDADES POR ACCIONES

C.C.: 1 Buenos Aires, 31 de Marzo de 2014

Dr. MAXIMILIANO DONDERO
JEFE
DEPARTAMENTO REGISTRAL
INSPECCION GENERAL DE JUSTICIA

0609286

IGJ

Inspección General de Justicia

Public Registry of Commerce

B 5710

Share Deposit and Meeting Attendance Book No. 2

Belonging to: RAGHSA CONSTRUCCIONES S.A.

Address: Corrientes 447, 5th Floor

Has: 494

Remarks: [In blank]

Buenos Aires, March 8, 1994

[There is a signature and a seal which reads:] Alejandra M. [Illegible] – Coordinator of the Book Intervention and Sealing Division

1

Inspección General de Justicia Decree No. 754/95 Law No. 23412	Notaries’ Association of the City of Buenos Aires L 000461612

Certification No. 69833-99

Belonging to: RAGHSA SOCIEDAD ANÓNIMA

Address: Avda. Corrientes 447, 5th Floor

Book: Share Deposit and Meeting Attendance Book No. 2

Which has: 49 pages                            Book: 0050608

Remarks: This book has been transferred from the company RAGHSA CONSTRUCCIONES SOCIEDAD ANÓNIMA, officially sealed under number B-5710 on 03/08/1994.

On the date hereof we proceed to officially seal this book with the intervention of a notary public qualified to act in Notarial Registry No. 190 of the City of Buenos Aires.

Buenos Aires, September 1, 1999

[There is a signature and a seal which reads:] Josefina Vivot – Notary Public – License 4311

2

GENERAL ORDINARY MEETING

Order Number	Year 2012		SHAREHOLDER Full name Identity Document Address	PROXY Full name Identity Document Address	Number of shares or certificates	Numbers on shares or certificates	Capital stock	Number of votes	Signatures
	Day	Month
1	22	11	Moisés Khafif Enrollment Booklet 5,090,713 Legal Domicile: Demaría 4550, City of Buenos Aires	Per se	222,477,280		222,477,280	222,477,280	[There is a signature]
2	22	11	Gloria Btesh de Khafif Enrollment Booklet 5,090,713 Legal Domicile: Demaría 4550, City of Buenos Aires	Per se	1,322,720		1,322,720	1,322,720	[There is a signature]
3	22	11	Isaac R. Khafif Trust Agreement Trustee: Isaac Khafif – IRS 456891116 Legal domicile: 950 Third Avenue, NY 10022	Helena Khafif National Identity Document 22,432,691 Conventional representation Legal Domicile: Av. Figueroa Alcorta 3535, City of Buenos Aires	37,450,000		37,450,000	37,450,000	[There is a signature]
4	22	11	Helena Khafif National Identity Document 22,432,691 Legal Domicile: Av. Figueroa Alcorta 3535, City of Buenos Aires	Per se	37,300,000		37,300,000	37,300,000	[There is a signature]
5	22	11	GMM Trust Trustee: Isaac Dabah - IRS 260795274 Legal domicile: 1450 Broadway, NY 10018	Helena Khafif National Identity Document 22,432,691 Conventional representation Legal Domicile: Av. Figueroa Alcorta 3535, City of Buenos Aires	23,407,032		23,407,032	23,407,032	[There is a signature]
6	22	11	Ivette K. Dabah Trust Agreement. Trustee: Isaac Dabah - IRS 456891093 Legal domicile: 1450 Broadway, NY 10018	Helena Khafif National Identity Document 22,432,691 Conventional representation Legal Domicile: Av. Figueroa Alcorta 3535, City of Buenos Aires	13,892,968		13,892,968	13,892,968	[There is a signature]

3

7	22	11	Edgardo Khafif Trust Agreement. Trustee: Edgardo Khafif, 4568911130 IRS. Legal domicile: 950 Third Avenue, NY 10022	Helena Khafif National Identity Document 22,432,691 Conventional representation Legal Domicile: Av. Figueroa Alcorta 3535, City of Buenos Aires	37,390.000	37,390.000	37,390.000	[There is a signature]
				Total:	373,240,000	373,240,000	373,240,000

In the City of Buenos Aires, on the 16th day of the month of November, 2012 this Register is closed, having received the communication from the shareholders representing 100% of the capital stock.

There is a signature

In the City of Buenos Aires, on the 22nd day of the month of November, 2012, at 11:00 a.m. the General Ordinary Meeting is called to order with the presence of three shareholders per se and four shareholders by proxy, who represent 100% of the capital stock. Total shares present: 373,240,000, representing 100% of the outstanding shares. Total votes present: 373,240,000, representing 100% of votes.

4

CERTIFICATION OF REPRODUCTIONS

V000347800

In my capacity as Notary Public, holder of Notarial Registry No. 190 od the City of Buenos Aires, Republic of Argentina, I hereby CERTIFY that the attached document is a TRUE COPY of the original MINUTES OF GENERAL ORDINARY MEETING of “RAGHSA SOCIEDAD ANÓNIMA” held on November 22, 2012 appearing on page 48 of the Share Deposit and Meeting Attendance Book number 2 (two) of such company, which was officially sealed by the Inspección General de Justicia – Notaries’ Association of the City of Buenos Aires under number 69833-99, on September 1, 1999, which Minutes I have before me, I attest. TO BE PRESENTED to any authority so requiring it, I issue this certificate in the City of Buenos Aires, Capital City of the Republic of Argentina, on the 20th day of December of the year 2012.

[There is a signature and a seal which reads:] Dr. Alberto H. Hueyo - Notary Public

5

Ministry of Justice and Human Rights

Inspección General de Justicia (Public Registry of Commerce)

Page: 1

IGJ Correlative Number: 242572                Tax Identification Number: [in blank]

Corporation

Corporate Name:

RAGHSA

(before): [in blank]

Formality Number: 7129858

Formality Code and Description:

00430 – Capital Increase – Ordinary Formality

Deed(s) and/or private instrument(s): 20/12/12

Registered with this Registry under number: 2420 of Book: 67, Volume: — of: Stock Companies

C.C: 1

Buenos Aires, February 10, 2014

[There is a signature and a seal which reads:] Dr. Maximiliano Dondero – Head of Registration Department – Inspección General de Justicia

6

MINUTES OF EXTRAORDINARY MEETING OF SHAREHOLDERS No. 93: In the City of Buenos Aires, on the 22nd day of the month of November, 2012, at 11:45 a.m., the shareholders of RAGHSA SOCIEDAD ANÓNIMA appearing on Register of Attendance to General Meetings No. 2, page 49 and representing 100% of the voting shares, three per se and four by proxy held a meeting at its registered office located at San Martín 344, 29th Floor, City of Buenos Aires, under the chair of the Chairman, Mr. Moisés Khafif. Dra. Haydee Laksam was present on behalf of the members of the Supervisory Committee. The representatives of the Buenos Aires Stock Exchange and the Comisión Nacional de Valores (Securities Commission) were not present. The Chairman called the meeting to order to consider the following agenda: “(1) Appointment of two shareholders to sign the minutes; (2) Consideration of the capitalization of the irrevocable contributions made by the shareholder Moisés Khafif; (3) Issue of the certificates representing the capital stock and registration thereof.”

The first item of the agenda was submitted for consideration; “(1) Appointment of two shareholders to sign the minutes”. Mr. Moisés Khafif took the floor and motioned to have Mrs. Gloria Btesh de Khafif and himself sign the minutes. The motion was unanimously carried.

The second item of the agenda was submitted for consideration: “(2) Consideration of the capitalization of the irrevocable contributions made by the shareholder Moisés Khafif”. Dr. Héctor Emilio Salvo explained the need to capitalize the irrevocable contributions made by the shareholder Moisés Khafif, which were accepted by means of minutes of the board of directors of November 6, 2012 and which amount to a total of two million three hundred eighty five thousand pesos ($2,385,000). After discussion, it was unanimously resolved to approve the capital increase from $373,240,000 to $373,340,000 by means of a contribution of $100,000, to be paid by means of the CAPITALIZATION of the contributions made by the shareholder Moisés Khafif, issuing 100,000 non-endorsable registered ordinary shares of a single class, of one peso nominal amount each and entitled to one vote per share, with an issue premium of $22.85 per share. Such shares have been fully paid. Therefore, the shareholder Moisés Khafif subscribed 100,000 non-endorsable registered ordinary shares of a single class, of one peso nominal amount each and entitled to one vote per share. The Chairman stated that after such capitalization, shareholdings would be changed. This situation calls for the other shareholders to waive their pre-emptive rights. All shareholders present expressly waived their pre-emptive rights. The table below shows shareholdings before and after the capital increase:

Shareholder	Before the Issue		After the Issue
	Number of shares	% of capital stock	Number of shares	% of capital stock
Moisés Khafif	222,477,280	59.607%	222,577,280	59.618%
Gloria Btesh	1,322,720	0.354%	1,322,720	0.354%
Isaac R. Khafif Trust Agreement	37,450,000	10.034%	37,450,000	10.031%
Elena Khafif	37,300,000	9.994%	37,300,000	9.991%
GMM Trust	23,407,032	6.271%	23,407,032	6.270%
Ivette K. Dabah Trust Agreement	13,892,968	3.722%	13,892,968	3.721%
Edgardo Khafif Trust Agreement	37,390,000	10.018%	37,390,000	10.015%

Totals	373,240,000	100%	373,240,000	100%

7

The third item of the agenda was submitted for consideration: “(3) Issue of the certificates representing the capital stock and registration thereof.” It was unanimously resolved to delegate in the Board of Directors the tasks relating to the issue of the certificates representing the shares and the registration of the above approved capital increase.

Finally, it was also unanimously resolved to authorize Dra. Yanina Leticia Odriozola to make the relevant statutory publications.

There being no further business to transact, the meeting was adjourned at 12.15 p.m.

[There is a signature]	[There is a signature]
Mr. Moisés Khafif	Mrs. Gloria Btesh de Khafif

[There is a signature]

Dra. Haydee E. Laksman

Copy certified on sheet of notarial paper No. V000347796. Buenos Aires, December 20, 2012.

[There is a signature and a seal which reads:] Dr. Alberto H. Hueyo – Notary Public

8

CERTIFICATION OF REPRODUCTIONS

V000347795

In my capacity as Notary Public, holder of Notarial Registry No. 190 od the City of Buenos Aires, Republic of Argentina, I hereby CERTIFY that the attached document is a TRUE COPY of the original MINUTES OF EXTRAORDINARY MEETING No. 93 of “RAGHSA SOCIEDAD ANÓNIMA” held on November 22, 2012 appearing on pages 129 and 130 of Book of Minutes of Meeting number 2 (two) of such company, which was officially sealed by the Inspección General de Justicia – Notaries’ Association of the City of Buenos Aires under number 69817-99, on September 1, 1999, which Minutes I have before me, I attest. TO BE PRESENTED to any authority so requiring it, I issue this certificate in the City of Buenos Aires, Capital City of the Republic of Argentina, on the 20th day of December of the year 2012.

[There is a signature and a seal which reads:] Dr. Alberto H. Hueyo - Notary Public

9

CERTIFICATION OF REPRODUCTIONS

V000347796

In my capacity as Notary Public, holder of Notarial Registry No. 190 od the City of Buenos Aires, Republic of Argentina, I hereby CERTIFY that the attached document is a TRUE COPY of the original MINUTES OF EXTRAORDINARY MEETING No. 93 of “RAGHSA SOCIEDAD ANÓNIMA” held on November 22, 2012 appearing on pages 129 and 130 of Book of Minutes of Meeting number 2 (two) of such company, which was officially sealed by the Inspección General de Justicia – Notaries’ Association of the City of Buenos Aires under number 69817-99, on September 1, 1999, which Minutes I have before me, I attest. TO BE PRESENTED to any authority so requiring it, I issue this certificate in the City of Buenos Aires, Capital City of the Republic of Argentina, on the 20th day of December of the year 2012.

[There is a signature and a seal which reads:] Dr. Alberto H. Hueyo - Notary Public

10

Ministry of Justice and Human Rights

Inspección General de Justicia (Public Registry of Commerce)

Page: 1

IGJ Correlative Number: 242572                            Tax Identification Number: [in blank]

Corporation

Corporate Name:

RAGHSA

(before): [in blank]

Formality Number: 180000

Formality Code and Description:

02502 – SUPPLEMENTARY REGISTRATION

Deed(s) and/or private instrument(s): 20/12/12

Registered with this Registry under number: 5528 of Book: 68, Volume: — of: Stock Companies

C.C: 1

Buenos Aires, March 31, 2014

[There is a signature and a seal which reads:] Dr. Maximiliano Dondero – Head of Registration Department – Inspección General de Justicia

11